                                                                EXHIBIT 10.10(a)

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 7
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E028                   | 1999 SEP 30       | N65236-9271-8F31                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-028                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING MORGAN                             |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |662400|
                                          --------------                                              --------       MARK ALL
    US SPECIAL OPERATIONS COMMAND                      |     DFAS ORLANDO, CODE FPV                          |     PACKAGES AND
    7701 TAMPA POINT BLVD                              |     PO BOX 934501                                   |      PAPERS WITH
    MACDILL AFB, FL 33621-5323                         |     2500 LEAHY AVENUE                               |      CONTRACT OR
    MARK FOR: SOIO-Y2K                                 |     ORLANDO, FL 32893-4501             EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 9790100.5600 X49 52SF 1SC1YK 11 592 N99761 662400                                                            $1,860,894.39
JOB ORDER: BMU93X9W54 (HQ030199N99761/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL     | $1,860,894.39
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29.           |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      | DIFFERENCES   |--------------
                                             |                                                       |               |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS  |
                                                                |              |                     |               |--------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |               |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|------------------------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E028                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES


LABOR, MATERIAL AND TRAVEL TO PROVIDE SUPPORT FOR FY00 YEAR 2000 PROGRAM, INTEGRATION TESTING, AND POST OPERATIONAL EVALUATION SUPPORT TO THE UNITED STATES SPECIAL OPERATIONS COMMAND (USSOCOM) IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE LEVEL OF EFFORT: $1,860,894.39

THE PERIOD OF PERFORMANCE IS 30 SEPTEMBER 1999 THROUGH 31 MARCH 2000

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS HARVEY BERMAN, CODE 3OHB, TELEPHONE (843) 974-4083.

                                STATEMENT OF WORK
                                       FOR
                      CONTRACTOR SUPPORT FOR FY00 YEAR 2000
          PROGRAM, INTEGRATION TESTING, AND POST OPERATIONAL EVALUATION
        SUPPORT TO THE UNITED STATES SPECIAL OPERATIONS COMMAND (USSOCOM)

1.       SCOPE

1.1. The USSOCOM Y2K Task Force requires continued efforts to maintain oversight of its mission critical Information Technology (IT) systems and its mission essential supporting systems throughout the USSOCOM enterprise. The period of performance is to commence on 30 September 1999 through 31 March 2000. A review of taskings will be conducted on or about 15 January 2000 to determine any required modifications to this Statement of Work (SOW). This SOW includes requirements to manage information on USSOCOM-managed mission critical systems and contingency plans, conduct configuration management, residual integration testing, and to document and provide reports to USSOCOM, the Joint Staff Y2K Task Force and the Department of Defense (DoD).

1.2. This continuing effort will consolidate all FY00 Y2K support under a single contractor. This will be a Level of Effort support contract. The SOW is intended to accomplish USSOCOM objectives as described in
         Section 4 during the time period 30 September 1999 through 31 March 2000. The contract will be executed in two phases: 30 September 1999 through 15 January 2000 (Risk Management, Millennium Rollover and Aggressive Triage); and 16 January 2000 through 31 March 2000 (Consequence Management, Triage, Leap Year Rollover. The Government will provide a contractor-managed travel budget and an ODC budget.

1.3. The SOW requires a combination of Y2K skills; exercise planning, coordination, execution, problem resolution, reporting, communication engineering and analysis. The tasks include providing technical information to the Government in support of USSOCOM Y2K interoperability exercises, configuration management, reporting, and consequence management. The work also includes web site maintenance, operating and maintaining Y2K systems and operational evaluation databases to collect and analyze Y2K results. The Commanders-in-Chief (CINCs) and his staff will then use these results to make sound mission readiness assessments. Specific requirements are listed in paragraph 4. This SOW requires an adequate source of commercial expertise to bring the required assistance to the USSOCOM Y2K Task Force to manage and mitigate the potential risks associated with the Y2K critical crossover dates, and respond should Y2K problems develop during the year 2000.

1.4. The contractor may be requested to conduct exploratory work to develop teaching, training and other innovative products and services, based on lessons learned from the Y2K effort. In the event that these tasks exceed current resources, this contract may be modified to reflect the required level of effort.

2.       BACKGROUND

2.1. USSOCOM IT systems operate across multiple platforms and have many associated interdependencies, such as software interfaces with other systems, communications software, hardware, commercial products, satellites, and other peripheral systems.

2.2. With only three months remaining until the year 2000, USSOCOM must ensure that the most critical IT systems are Y2K ready. USSOCOM must also be ready to conduct its mission should various systems fail. To accomplish this, USSOCOM, in accordance with the DoD guidance, will continue to conduct integration tests to evaluate its Thin Line systems until all system anomalies are identified, corrected, or suitable contingency plans put in place, to meet the year 2000 challenge. Also, Consequence Management methods will be prepared and employed to mitigate unanticipated events.

2.3. The Y2K Task Force identified the USSOCOM: Thin Line" systems and mission essential systems that support SOF units. Although the Thin Line systems have been operationally evaluated in simulated Y2K environments, their current baseline configuration requires management for modification and expansion without corruption. Additionally, the Office of the Secretary of Defense has escalated its emphasis on "Host Nation" (HNS) Y2K support and Consequence Management, thus causing on-going and increased efforts from the unified Commanders-in-Chief (CINCs) to conduct local and Host Nation Support analysis of potential Y2K challenges from a force protection and crisis response standpoint.

3.       APPLICABLE DOCUMENTS

3.1.     Department of Defense Year 2000 Management Plan, Version 2.0 (December
         1998)

3.2.     Joint Chiefs of Staff Year 2000 Action Plan, Version 3.0 (February
         1999)

3.3.     USSOCOM Year 2000 Validation Strategy, Draft (April 1998)

3.4.     USSOCOM Year 2000 Compliance Certification Plan (December 1997)

3.5.     USSOCOM Year 2000 Management Plan, Draft (19 November 1998)

3.6.     USSOCOM Year 2000 Consequence Management Action Plan, Draft

3.7. Joint Staff Year 2000 Operational Evaluation Guide, Version 3.0 (1 April 1999)

3.8.     DoD Year 2000 Consequence Management Action Plan (May 1999)

3.9. Deputy Secretary of Defense Memorandum, Subject: DoD Year 2000 (Y2K) Support to Civil Authorities, 23 February 1999

4.       REQUIREMENTS

4.1. Integration Testing: The contractor will provide the planning, coordination execution, problem resolution, reporting and support necessary for effective and efficient testing of systems as follows:

4.1.1. Test the remaining USSOCOM-Managed Mission Critical systems by 31 October 1999.

4.1.2.   Test the remaining Thin Line systems by 1 December 1999.

4.1.3.   Plan and coordinate Table Top Contingency Exercises by 31 December
         1999.

4.1.4. Assist the Command in planning and implementing a millennium communications system to ensure connectivity with the NCA, theater SOCs, and continuity of command and control of assigned forces.

4.2. Create (if not already created in FY99), maintain and update plans and briefings:

4.2.1.   CINC's Y2K Risk Management Plan

4.2.2.   CINC's Y2K Consequence Management Plan

4.2.3.   CINC's Y2K Configuration Management Plan

4.3.     Y2K Staff Augmentation:

4.3.1. Maintain an on-call cadre of three (3) individuals whenever the DoD Posture Level rises to 1 or 2. These on-call personnel may be required to report to Bldg. 501 within three (3) hours upon notification and remain on station.

4.3.2. Advise USSOCOM Command Center personnel on the various aspects of Consequence Management and DoD posture.

4.4.     Review, Assessment, and Reporting Tasks:

4.4.1.   Support SOC readiness efforts and on-site assistance.

4.4.2. Continue to provide tailored support to Special Access Programs with not more than 4 personnel.

4.5. Provide staff support and hosting, briefing materials, administrative support, and answer requests for information:

4.5.1.   Monthly Y2K Steering Group Meetings.

4.5.2.   CINC Y2K updates.

4.5.3.   Joint Staff Y2K VTC and reporting requirements.

4.5.4.   One Off-Site conference.

4.5.5.   One On-Site conference.

4.5.6.   JCS Y2K visits.

4.5.7.   DoD IG visits.

4.5.8.   GAO audits.

4.6.     PROJECT MANAGEMENT TASKS

4.6.1. Manage the project in accordance with the Contractor's current project management standard tailored to meet the requirements of USSOCOM and this SOW. Manage staffing levels within the Direct Labor ceiling for a maximum of 23 personnel.

4.6.2. Assume control of all Government Furnished Property (GFP), hardware, software, and Data (GFD) used by previous contractors performing Y2K work from the government. Return to inventory all GFP not required for the performance of this contract.

4.6.3. Provide Monthly IPRs in the current format. Include actual and projected funding overview.

4.6.4.   Provide Weekly Activity Reports in the current format.

4.6.5. The contractor will ensure familiarity with DoD and USSOCOM security regulations.

4.6.6. The contractor will travel to designated locations in order to perform Y2K support. The contractor will arrange and manage employee travel in accordance with accepted good business practices and Federal Travel Regulation (FTR).

4.6.7. The contractor will provide the government with a staffing plan, funding requirements, and metrics for the evaluation of products and services received in accordance with the Contractor's Project Management standards.

4.7.     Manage, maintain, and update the following information and databases:

4.7.1. HNS Briefing by formatting information from USSOCOM members of the HNS Working Group.

4.7.2. The USSOCOM System Y2K Database (formerly maintained by CCI) with respect to the records that belong to the USSOCOM Thin Line Systems and the 33 USSOCOM-managed mission critical systems using the current database schema.

4.7.3.   USSOCOM Y2K Web Site.

4.8.     Systems Engineering Support

4.8.1. Provide technical engineering analyses and systems architecture support.

4.8.2.   Provide Thin Line architecture support.

4.9. Component Command Support. Continue to provide site managers and LNO support (up to a maximum of 11 personnel) to Component and Sub-Unified Commands.

4.9.1.   AFSOC: Four (4)

4.9.2.   USASOC: Three (3)

4.9.3.   NSWC: Three (3)

4.9.4.   JSOC: One (l)

4.10.    CLOSE-OUT TASKS

4.10.1. Archive Y2K-related products and testing information to CD and deliver to the Command Histonan.

4.10.2.  Turn in all GFP and GFD.

4.10.3.  Provide End of Mission Report.

4.11.    Deliverables will be in accordance with paragraph 3, as applicable.

5.       GOVERNMENT FURNISHED EQUIPMENT (GFE) AND FACILITIES

5.1. The government will promptly furnish all connectivity, equipment, facilities, access and entree to all necessary DoD commands and supporting agencies necessary to accomplish the task. The contractor will obtain written authorization from a military Y2K Task Force representative prior to removing any GFE from a government facility. The contractor will coordinate with the requiring activity officer
         (RAG) or a designated representative to ensure all GFE is returned to the government prior to departure/termination of services.

5.2. The government will promptly furnish all essential hardware, software, and data from previous Y2K contractors in order to accomplish the work in this SOW.

6. TRAINING AND TRANSITION: For systems and processes to be transitioned between contractors, the government will ensure that the gaining contractor receives sufficient training and support during the transition period to hilly operate the systems/processes.

7. PERIOD OF PERFORMANCE: The period of performance for this task is from 30 September 1999 through 31 March 2000.

8. ACCEPTANCE: Acceptance of this SOW will be made by the Y2K Contracting Officer's Representative (COR). All applicable deliveries will be provided by the contractor in accordance with the appropriate DoD documentation. The COR, in conjunction with the RAO. will evaluate the products and services for accuracy, completeness, sufficiency and compliance with acceptable specifications and standards referenced in applicable tasks.

9. RELEASE OF INFORMATION: All technical data provide to the contractor by the government will be protected from public disclosure LAW the markings contained thereon and the limitation on release contained in the Federal Acquisition Regulation (FAR). Information related to the items delivered or the services performed under this Task Order will not be disclosed by any means without prior approval of the authorized representative of the Contracting Officer.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 4
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E027                   | 1999 SEP 23       | N65236-9264-8F17                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-027                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |068688|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS-SD OPLOC                                   |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     CODE FPV        .                               |      PAPERS WITH
    TAMPA, FL 33607                                    |     PO BOX 429100                                   |      CONTRACT OR
    M/F: N65236-99-A-7920/E027                         |     SAN DIEGO, CA 92142-9100           EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 97X4930.NH3S 000 77777 0 065236 2F 000000 B92648F17AAN                                                          $32,988.76
JOB ORDER: BMU93M9U52 (FD2060999970357/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $32,988.76
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E027                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES


SPECIAL ENGINEERING SERVICES FOR 6000 LB CRANE LOADS ANALYSIS IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

FIRM FIXED PRICE: $32,988.76

THE PERIOD OF PERFORMANCE IS 23 SEPTEMBER 1999 THROUGH 31 JANUARY 2000

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS HARVEY BERMAN, CODE 3OHB, TELEPHONE (843) 974-4083.

THIS IS A COMPLETION ORDER

                                STATEMENT OF WORK
                          SPECIAL ENGINEERING SERVICES
                        FOR 6000-LB CRANE LOADS ANALYSIS

                  I. SCOPE

                  This effort involves determining stresses in a portable crane interface plate by strain gaging one of the production units to determine what conditions cause the deformation to occur, and make recommendations as to possible changes in design or operation.

                  2. BACKGROUND

                  WR-ALC/LE has received 6000-pound capacity cranes from the manufacturer. Usage of these cranes by various users has resulted in the deformation of an interface plate on the crane. Previous testing of a first article unit did not indicate the presence of stresses high enough to cause yielding of this interface plate. WR-ALC/LE requires strain gaging of a production unit, considering all possible modes of operation which might cause the deformation of the interface plate.

                  3. GOVERNMENT FURNISHED MATERIAL

                  The Government will furnish to the contractor the following information/equipment to be used for this task:

                           o Report STR-97-01, "Test Report to Determine Stresses in 6000-pound capacity Crane Interface Plate"

                           o Report AT-95-38, "Structural Substantiation of Portable Hoist"

                           o Access to a production 6000-lb portable crane (NSN 3950-01-394-1256) at WR-ALC which is to be tested with strain gages

                  4. REQUIREMENTS

                  The Contractor shall perform specialized engineering services to investigate the stresses in the interface plate in the 6000-pound portable crane (NSN 3950-01-394-1256) for the Support Equipment and Vehicles Management Directorate (WR-ALC/LE) in accordance with the following approach. Changes, substitutions, deletions, revisions, etc., shall not be made without prior approval of the Government technical point of contact.

                           o The Contractor shall develop a test plan which describes the planned strain gaging/testing of the 6000-lb crane at WR-ALC. This plan will be reviewed by WR-ALC/LECF prior to execution.

                           o The Contractor shall test the crane in accordance with the test plan. Any necessary changes to the test procedure shall be documented

                           o The Contractor shall prepare a test report to document results of the test, as well as recommendations as to possible design and/or operation changes to eliminate interface plate deformations.

                  4.1. EXCHANGE OF INFORMATION AND RESOURCES. This project is unclassified and the Government may place the final technical data and reports in the public domain. However, the Contractor shall not release any information pertaining to this project nor present interim results to any parties outside WR-ALC/LE without first obtaining permission from the Government technical point of contact through the Procuring Contracting Officer (PCO). No data developed in part or in whole by resources obtained from this project shall be used on any other contract or task without obtaining written permission from WR-ALC/JLE through the PCO.

                  4.2. RESTRICTION ON DEVELOPMENT OR USE OF PROPRIETARY MATERIAL. The Contractor shall not develop or use any contractor-proprietary software, firmware, hardware, drawings, or data in performance of the actions required by this task. Any hardware, firmware, or software purchased or developed internally to contribute to the completion of this task shall become the property of the Government, and shall be documented and delivered to the procuring agency within ten (10) days of a specific written request from the PCO.

                  5.  GOVERNMENT POINTS OF CONTACT

                  Don Waddell, Project Engineer, WR-ALC/LECF, 225 Ocmulgee Ct., Robins AFB, GA 31098-1647, (912) 926-6488 ext. 137,
                  donald.waddell@robins.af.mil and Stephen Gibbs, Project Engineer, WR-ALC/LECF, 225 Ocmulgee Ct., Robins AFB, GA 31098-1647, (912) 926-6488 ext. 136,
                  stephen.gibbs(@)robins.af.mil.

                  6. TRAVEL

                  The Contractor shall be responsible for any travel incurred to successfully complete this effort.

                  These visits shall be coordinated through the Government Points of Contact.

                  7. SCHEDULE

                  The Contractor shall complete this effort no later than one-hundred twenty (120) days after contract award.

                  8 DELIVERABLES

                  The Contractor shall provide the following in the Contractor's own format.

                           o Test Report -- The report shall provide the results of the stress survey and provide recommendations for the Support Equipment & Vehicles Management Directorate with respect to design improvements and/or crane operation to eliminate plate deformation. Two paper copies of the report shall be provided along with an electronic copy compatible with Word 6.0.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 5
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E026                   | 1999 SEP 17       | N65236-9252-8F18                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-026                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |068688|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS-SD OPLOC                                   |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     CODE FPV                                        |      PAPERS WITH
    TAMPA, FL 33607                                    |     PO BOX 429100                                   |      CONTRACT OR
    M/F: N65236-99-A-7920/E026                         |     SAN DIEGO, CA 92142-9100           EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 97X4930.NH3S 000 77777 0 065236 2F 000000 B92528F18AAN                                                         $123,000.00
JOB ORDER: BMU93P9T47 (W801TU990M04926)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $123,000.00
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E026                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES



LABOR. MATERIAL AND TRAVEL TO PROVIDE TECHNICAL SUPPORT TO PM-CISS UHF PACKAGE DESIGN AND IMPLEMENTATION IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

FIRM FIXED PRICE: $123,000.00

THE PERIOD OF PERFORMANCE IS 17 SEPTEMBER 1999 THROUGH 30 NOVEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS HARVEY BERMAN, CODE 30HB, TELEPHONE (843) 974-4083.

THIS IS A COMPLETION ORDER

                                STATEMENT OF WORK
                                     PM-CISS
                                   UHF PACKAGE
                            DESIGN AND IMPLEMENTATION

 1. BACKGROUND

 The PM-CISS has a requirement to connect multiple users and sites to a Headquarters Local Area Network (LAN). This connectivity entails the Local Area and Wide Area Hardware, Software, Communications Links and the appropriate procedures to ensure seamless interoperability.

 2.  SCOPE/OBJECTIVE

 The purpose of this Statement of Work (SOW) is to provide for

         a. Engineering to determine the method of packaging remote Site rack-mounted UHF communications suites.

         b. Integration of Government Furnished Equipment and custom engineered equipment for the remote site suite of UHF communications equipment.

         c. Training on the setup and utilization of all remote site equipment in conjunction with, and culminating in, system accreditation.

 3.  REQUIREMENTS/TASKS TO BE PERFORMED

 TeleCommunications System shall perform:

         a. A design of seven (7) remote site suites of UHF equipment. The remote site suite shall contain the following:

             1.   (3) LST-5E UHF radios with LSAD 100 power supplies (GFE)

             2.   (2) VDC-200 Data Controllers (GFE)

             3.   (2) KY-57 Crypto Units (GFE)

             4.   (1) Mega Pack AC/DC Power Converters (GFE)

             5.   (1) UPS sized according to total power requirements
                  (TCS provided)

             6.   (1) Power Strip (GFE)

             7.   (2) SKB Transport Cases (TCS provided)

 The design of the remote site suite of equipment shall provide for:

 o Simultaneous, independent operation of two LST-5E radios

 o The ability to monitor (2) radio transmissions using an external speaker

 o The ability to power all Internet equipment from the Mega Pack

 o All equipment shall be configured in such a way as to provide minimal, if any, user intervention to accomplish these tasks.

          b. A design of two (2) remote site suites of UHF equipment with re-transmission capability. The remote site suite shall contain:

              1. (3) LST-5E UHF radios with LSAD 100 power supplies (GFE)

              2. (2) VDC-200 Data Controllers (GFE)

              3. (2) KY-57 Crypto Units (GFE)

              4. (1) Mega Pack AC/DC Power Converter (GFE)

              5. (1) UPS sized according to total power requirements
                 (TCS provided)

              6. (1) Laptop Computer (TCS provided)

              7. (1) Power Strip (GFE)

              8. (2) SKB Transport Cases (TCS provided)

  The design of the remote site suite of equipment shall provide for:

  o Simultaneous, independent operation of two LST-5E radios

  o The ability to monitor (2) radio transmissions using an external speaker panel

  o The ability for re-transmission of a received signal

  o The ability to power all internal equipment from a Mega Pack

  o All equipment shall be configured in such a way as to provide minimal, if any, user intervention to accomplish these tasks.

          c. Upon acceptance, TeleCommunications Systems shall configure and deliver the equipment to PM-CISS headquarters, train users on the setup and operation procedures and be available for additional assistance during the accreditation process.

          d. TeleCommunications Systems shall provide nine (9) total configured suites of equipment to PM-CISS for deployment.

  4.  DELIVERABLES


          a. The Implementation Plan. This plan will be created using Microsoft Project. It will provide a timeline for the procurement, installation and integration of all equipment associated with this project.

          b. Engineering Design for the UHF and UHF with Re-transmission Package. This report will graphically and narratively detail:

               1.   Equipment Components

               2.   Equipment Connectivity

          c. A UHF Package Operations Manual. This manual will detail the setup and installation of the UHF suite of equipment

          d. A UHF with Re-Transmission Package Operations Manual. This manual will detail the setup and installation of the UHF with Re-Transmission suite of equipment.

          e. Test and Acceptance Plan. This plan will provide for a thorough test of all components of each system. Testing will be accomplished with TeleCommunications Systems and Government personnel.

          f. Budget. This budget will delineate all costs for labor, travel and equipment associated with this project.

 5.   SECURITY.

 All TeleCommunications Systems personnel shall possess a TS clearance. A list of all personnel associated with this project shall be submitted to PM-CISS for acceptance prior to commencement of work.

-----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                    | 1. CONTRACT NO. CODE   |   PAGE    OF PAGE
                                                                      |                        |    1         1
-----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     |      3. EFFECTIVE DATE     |      4. REQUISITION/PURCHASE REQ. NO.    |  5. PROJECT NO.
01                                |      1999 SEP 08           |      N65236-9238-8F17                    |
-----------------------------------------------------------------------------------------------------------------------------------
4. ISSUED BY        CODE          |      N65236                |      7. ADMINISTERED BY (If other that Item 6)     CODE |
                                  -----------------------------|                                                         ----------
SPACE AND NAVAL WARFARE SYSTEMS CENTER                         |
P.O. BOX 190022                                                |
NORTH CHARLESTON, SC 29419-9022                                |      SAME AS BLOCK 6
POC: NANCY GARTNER    CODE: 1113NG                             |
EMAIL: gartner@spawar.navy.mil                                 |
TELEPHONE: (843) 974-5921                                      |
-----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No, Street, County, State and ZIP code)         | (X) | 9A. AMENDMENT OF SOLICITATION NO.
                                                                                   |-----|
           TELECOMMUNICATION SYSTEMS, INC.                                         | [ ] |
           275 WEST STREET                                                         |     |-----------------------------------------
           SUITE 400                                                               |     | 9B. DATED (SEE ITEM 11)
           ANNAPOLIS, MD 21401                                                     |     |
                                                                                   ------------------------------------------------
                                                                                   |     | 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                   |     |      NO.
                                                                                   | [X] | N65236-99-A-7920/EO25
                                                                                   |     | -----------------------------------------
                                                                                   |     | 10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------|     |
CODE                   OHAL7              | FACILITY CODE                          |     | 1999 AUG 27
-----------------------------------------------------------------------------------------------------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 11 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (a) by separate letter or telegram which includes a reference in the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the submission and this amendment, and is received prior to the opening hour and date specified.

-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                             NO CHANGE

-----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
(X)  |  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGE SET FORTH IN ITEM 14 ARE MADE IN THE
     |  CONTRACT/ORDER NO. IN ITEM 10A.
-----|
 [ ] |
-----------------------------------------------------------------------------------------------------------------------------------
 [ ] |  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATION CHANGES (such as changes in paying office,
     |     appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
-----------------------------------------------------------------------------------------------------------------------------------
 [X] |  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     |  MUTUAL AGREEMENT OF THE PARTIES
-----------------------------------------------------------------------------------------------------------------------------------
 [ ] |  D. OTHER (Specify types of modifications and authority)
     |
-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor     [ ] is not,   [X] is required to sign this document and return ORIGINAL copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 30 SEP 1999 TO 31 DEC 1999.

    AS A RESULT OF THE ABOVE, THE TOTAL NOT TO EXCEED AMOUNT OF THE DELIVERY ORDER REMAINS UNCHANGED.


    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and is full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER  (Type or print)                    |  16. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  |
JEFFREY C. JOCKEL, CONTRACTS MANAGER                              |  NANCY GARTNER
-----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                       | 15C. DATE SIGNED  |  16B. UNITED STATES OF AMERICA            | INC. DATE SIGNED
                                              |                   |  BY                                       |
/s/ Jeffrey C. Jockel                         |    8 SEP 99       |  /s/ Nancy Gartner                        |
----------------------------------------------|                   |-------------------------------------------| 99 SEP 09
(Signature of person authorized to sign)      |                   | (Signature of Contracting Officer)        |
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 4
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E025                   | 1999 AUG 27       | N65236-9238-8F17                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-025                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |      |
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS ST LOUIS                                   |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     ATTN: DFAS-SL-FPV                               |      PAPERS WITH
    TAMPA, FL 33607                                    |     PO BOX 200009, BLDG 110                         |      CONTRACT OR
    M/F: N65236-99-A-7920/E025                         |     ST LOUIS, MO 63120-0009            EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 219035 62 7510 52122930 252G S28043 MIPR9ESPARC004                                                              $59,726.40
JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $59,726.40
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E025                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.


                  SECTION B - SUPPLIES OR SERVICES AND PRICES

SERVICES AND MATERIAL FOR JOTC C41 SYSTEMS ANALYST IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $59,726.40

THE PERIOD OF PERFORMANCE IS 27 AUGUST 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS HARVEY BERMAN, CODE 3OHB, TELEPHONE (843) 974-4083.

THIS IS A COMPLETION ORDER

N65236-99-A-7920/E025                                                PAGE 3 OF 4


                                STATEMENT OF WORK
                            JOTC C41 SYSTEMS ANALYST

1. BACKGROUND: The Joint Operations Technology Center (JOTC) oversees a myriad of network projects to include component integration into deployable systems and garrison systems, Y2K testing, systems engineering, and various other engineering tasks for Department of Defense organizations.

2. SCOPE/OBJECTIVE: The purpose of this Statement of Work (SOW) is to provide a Systems Analyst to ensure successful technical oversight on JOTC projects with the Joint Communication Support Element (JCSE), the United States Central Command (USCENTCOM), and the United States Special Operations Command (USSOCOM).

3. REQUIREMENTS: The Systems analyst shall provide technical and programmatic assistance to the Space and Naval Warfare (SPAWAR) System Center, Charleston, JOTC, Tampa, Florida. This position requires the identification and analysis of technology projects that directly support Command, Control, Communications, Computers and intelligence (C41) for the JCSE, USCENTCOM and USSOCOM. As a Systems Analyst, duties shall include:

a. Project analysis (budgeting/SOW review, indoctrination, staffing, time-lines).
b. Project performance (In-progress reviews, budget and schedule, quality assurance).
c. Project close-out (Deliverable completion, as-built documentation submission).
d. Y2K project compliance support to the JCSE, USCENTCOM and USSOCOM.

4. SUPPLEMENTAL:

a. Due to the criticality of communications between the JOTC and this Systems Analyst, the contractor is required to have a cellular phone and a pager at all times.
b. The sensitive issues and systems associated with this position requires the Systems Analyst to possess a Top Secret/SSBI clearance.
c. This Systems Analyst will be the primary liaison with the JCSE, USCENTCOM, and USSOCOM. In this capacity, the contractor shall act as a constant agent to articulate the capabilities of the JOTC Team.

5. KNOWLEDGE, SKILLS AND ABILITIES REQUIRED: The Systems Analyst will be rated on possession of the necessary knowledge, skills and abilities required to perform successfully in this position. Selective KSA factors are the following:

o Provide services necessary to implement the design, acquisition, installation and operation of the following systems. Analyze and evaluate the maintainability and reliability of these systems and provide technical reports and advice.

          a. Mobile Subscriber Equipment/TriServices Tactical Communication Systems (MSE/TRITAC).
          b. Tactical Communications Long Haul Transmission (LHT) Systems (Multichannel TACSAT).
          c. Tactical Local Area Network/Wide Area Network Systems (TACLAN/WAN).
          d. Video Teleconferencing Systems (VTC).
          e. Joint Warfare Intelligence Communications Systems (JWICS).
          f. Multifunctional Secure Gateway Switch Systems (MSGS).
          g. Integrated Digital Network Exchange Systems (IDNX).
          h. New and replacement equipment and systems as acquired.

o  Demonstrate operation of special tools and test equipment.

o Research, develop and publish project technical instructions and wiring diagrams.

N65236-99-A-7920/E025                                                PAGE 4 OF 4


o Communicate orally and in writing by providing briefings, instructional classes, and status reports to various echelons of senior and subordinate personnel, including co-workers, contractors and field deployed personnel.

o Represent the JOTC at Army, Navy and Air Force Service level meetings for the development, design, testing, training, logistics and acquisition of new communications systems.

o Evaluate system requirements and prepare technical specifications for incorporation of Commercial-Off-The-Shelf (COTS) products into tactical and fixed communications environments.

o  Provide technical risk assessments for C41 systems.

o Provide services necessary to implement the acquisition, logistics, engineering and integration support associated with small computer systems and Automated Data Processing (ADP) equipment.

o Provide annual inputs to the Program Objective Memorandum (POM) for DoD funding.

o Interface with industry manufacturers to evaluate new products, technologies and assess new R&D efforts for applicability to operational objectives.

o Provide on-site engineering, installation and acceptance testing as required during new systems integration.

o  Contract Officer Technical Representative certification is required.

o Travel in the United States and overseas may be required up to 180 days per year.

-----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                    | 1. CONTRACT NO. CODE   |   PAGE    OF PAGE
                                                                      |                        |    1         1
-----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     |      3. EFFECTIVE DATE     |      4. REQUISITION/PURCHASE REQ. NO.    |  5. PROJECT NO.
01                                |      1999 SEP O8           |      N65236-9225-8F01                    |
-----------------------------------------------------------------------------------------------------------------------------------
4. ISSUED BY        CODE          |      N65236                |      7. ADMINISTERED BY (If other that Item 6)     CODE |
                                  -----------------------------|                                                         ----------
SPACE AND NAVAL WARFARE SYSTEMS CENTER                         |
P.O. BOX 190022                                                |
NORTH CHARLESTON, SC 29419-9022                                |      SAME AS BLOCK 6
POC: NANCY GARTNER    CODE: 1113NG                             |
EMAIL: gartner@spawar.navy.mil                                 |
TELEPHONE: (843) 974-5921                                      |
-----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No, Street, County, State and ZIP code)         | (X) | 9A. AMENDMENT OF SOLICITATION NO.
                                                                                   |-----|
           TELECOMMUNICATION SYSTEMS, INC.                                         | [ ] |
           275 WEST STREET                                                         |     |-----------------------------------------
           SUITE 400                                                               |     | 9B. DATED (SEE ITEM 11)
           ANNAPOLIS, MD 21401                                                     |     |
                                                                                   ------------------------------------------------
                                                                                   |     | 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                   |     |      NO.
                                                                                   | [X] | N65236-99-A-7920/EO24
                                                                                   |     | -----------------------------------------
                                                                                   |     | 10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------|     |
CODE                   OHAL7              | FACILITY CODE                          |     | 1999 AUG 25
-----------------------------------------------------------------------------------------------------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 11 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (a) by separate letter or telegram which includes a reference in the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the submission and this amendment, and is received prior to the opening hour and date specified.

-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                             NO CHANGE

-----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
(X)  |  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGE SET FORTH IN ITEM 14 ARE MADE IN THE
     |  CONTRACT/ORDER NO. IN ITEM 10A.
-----|
 [ ] |
-----------------------------------------------------------------------------------------------------------------------------------
 [ ] |  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATION CHANGES (such as changes in paying office,
     |     appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
-----------------------------------------------------------------------------------------------------------------------------------
 [X] |  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     |  MUTUAL AGREEMENT OF THE PARTIES
-----------------------------------------------------------------------------------------------------------------------------------
 [ ] |  D. OTHER (Specify types of modifications and authority)
     |
-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor     [ ] is not,   [X] is required to sign this document and return ORIGINAL copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    THE PERIOD OF PERFORMANCE IS HEREBY CHANGED FROM 30 SEP 1999 TO 31 DEC 1999.

    AS A RESULT OF THE ABOVE, THE TOTAL NOT TO EXCEED AMOUNT OF THE DELIVERY ORDER REMAINS UNCHANGED.


    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and is full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER  (Type or print)                    |  16. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                  |
JEFFREY C. JOCKEL, CONTRACTS MANAGER                              |  NANCY GARTNER
-----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                       | 15C. DATE SIGNED  |  16B. UNITED STATES OF AMERICA            | INC. DATE SIGNED
                                              |                   |  BY                                       |
/s/ Jeffrey C. Jockel                         |    8 SEP 99       |  /s/ Nancy Gartner                        |
----------------------------------------------|                   |-------------------------------------------| 99 SEP 09
(Signature of person authorized to sign)      |                   | (Signature of Contracting Officer)        |
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 3
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E024                   | 1999 AUG 25       | N65236-9225-8F01                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-024                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |      |
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS-SL-AOD                                     |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     4300 GOODFELLOW BLVD., BLDG. 110                |      PAPERS WITH
    TAMPA, FL 33607                                    |     PO BOX 2000009                                  |      CONTRACT OR
    M/F: N65236-99-A-7920/E024                         |     ST LOUIS, MO 63120-0009            EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 2192035 62 7510 52122930 252G S28043 MIPR9ESPARC004                                                              $5,327.48
JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       |  $5,327.48
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E024                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.


                  SECTION B - SUPPLIES OR SERVICES AND PRICES


SERVICES AND MATERIAL FOR CISCO UPGRADE IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $5,327.48

THE PERIOD OF PERFORMANCE IS 25 AUGUST 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS HARVEY BERMAN, CODE 30HB, TELEPHONE (843) 974-4083.

THIS IS A COMPLETION ORDER

N65236-99-A-7920/E024                                                PAGE 3 OF 3




                                STATEMENT OF WORK
                         LABOR FOR INSTALLING MEMORY AND
                SOFTWARE REVISION UPGRADES FOR JCSE CISCO ROUTERS



1. SCOPE. Statement of Work (SOW) defines the labor estimates to upgrading the DRAM and flash memory cards in all JCSE contracted CISCO routers. These cards, which increase the memory in the routers, must be installed in order to perform downloading and installation of software revision 12.0.4 for maximum power performance. The Smartnet maintenance contracts, already in place with Cisco for the JCSE, allow the software to load the function. The direct cost of the labor was not included in the previous SOW defining the needs and requirements to procure the memory cards.

2. BACKGROUND. Joint Communications Support Element (JCSE) is tasked by the Joint Chief of Staff (JCS) to support in deployed JTF and JSOTF headquarters with a maintenance and technical team during both real world and deployment exercises. The JCSE is capable of deploying anywhere is the world within hours of notification and is responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with state of the art equipment and highly specialized personnel, giving this unit the capability to maintain a high state of readiness.


3. REQUIREMENTS. SPAWARSYSCEN CHASN-JOTC shall ensure that the JCSE routers are upgraded and standardized to their maximum allowable performance level.
     3.1 SPAWARSYSCEN CHASN-JOTC shall do install the memory cards in the routers and replace them with the new expanded memory cards.
     3.2 SPAWARSYSCEN CHASN-JOTC and user section operators of the JCSE Squadrons, the 290th JCSS, and JNOC shall jointly participate in downloading the latest software version of IOS.

4.   TESTING SPAWARSYSCEN CHASN-JOTC and the user sections noted in paragraph
     3.3 above will be responsible for inspection and testing of the upgraded Routers.

5.   LOGISTICS SUPPORT: N/A

6. GOVERNMENT FURNISHED EQUIPMENT (GFE). The user noted in paragraph 2.3 above shall provide any and all equipment that may be needed for testing the routers once they are loaded with the revised software. The memory cards will be in the possession of the JCSE and issued to the installer.

7. DELIVERY. The estimated completion date is no later than 30 September 1999. The actual completion date is dependent on the arrival and installation of the memory cards. Also, availability of the routers may be a factor if systems are currently deployed. SPAWARSYSCEN CHASN-JOTC is not responsible for the procurement and delivery or delay of GFE.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 3
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E023                   | 1999 JUL 27       | N65236-9207-8F23                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-023                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |068688|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS-SD OPLOC                                   |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     CODE FPV                                        |      PAPERS WITH
    TAMPA, FL 33607                                    |     PO BOX 429100                                   |      CONTRACT OR
    M/F: N65236-99-A-7920/E023                         |     SAN DIEGO, CA 92142-9100           EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 97X4930.NH3S 000 77777 0 065236 2F 000000 B92078F23AAN                                                          $11,818.99
JOB ORDER: BSG93M9M45 (W45VAA99HB01034)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $11,818.99
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

N65236-99-A-7920/E023                                                PAGE 3 OF 3


                                STATEMENT OF WORK
        Technical Support to USASOC for USSOCOM Y2K Operations Evaluation

1. SCOPE. This Statement of Work (SOW) defines the requirement pertaining to the Technical support requirement to United States Army Special Operations Command (USASOC) during the United States Special Operations Command (USSOCOM) Y2K operation evaluation (Op Eval).

2. BACKGROUND. In compliance with DOD directives USSOCOM is performing Y2K Op Eval on communications equipment within a normal Joint Special Operations Task Force (JSOTF) communications infrastructure.

3. REQUIREMENTS: SPAWAR System Center Charleston-JOTC shall provide technical support to Y2K evaluators as it pertains to the Message Gateway System (MGS).

   3.1. A technical support representative (TechRep) will arrive in Norfolk, VA, 26 July 1999.

   3.2. The TechRep will be available to USSOCOM Y2K evaluators upon arrival through 20 August 1999, or until test is terminated by USSOCOM.

   3.3. The TechRep while knowledgeable in all aspects of tactical communications and JSOTF support is on-site primarily for support on the Message Gateway System.

   3.4. The TechRep while flexible will only provide assistance in other areas as time permits.

   3.5. No documentation is required from the TechRep as to test results and Y2K compliance.

4. LOGISTICS SUPPORT: N/A

S. GOVERNMENT FURNISHED EQUIPMENT (GFE): N/A

6. PERIOD OF PERFORMANCE: 27 July 1999 through 20 August 1999.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 4
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E022                   | 1999 JUN 17       | N65236-9167-8F24                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-022                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |503000|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS DY AOG                                     |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     1050 FORRER BLVD                                |      PAPERS WITH
    TAMPA, FL 33607                                    |     DAYTON, OH 45420-1472                           |      CONTRACT OR
    M/F: N65236-99-A-7920/E022                         |                                        EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 5793400 309 47E8 8V700A 040000 58301 000000 503000 F0330L                                                       $11,265.60
JOB ORDER: B8993X9K43 (FD2060999971030/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $11,265.60
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E022                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.



                   SECTION B - SUPPLIES OR SERVICES AND PRICES


LABOR AND MATERIAL NECESSARY TO DEVELOP THE PROCEDURES AND DOCUMENTATION FOR THE REMOVAL, REPLACEMENT, AND INITIAL CHECKOUT OF A NEW COMPRESSOR ASSEMBLY FOR THE TYPE MC-2A DIESEL AIR COMPRESSOR IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE: $11,265.60

THE PERIOD OF PERFORMANCE IS 17 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E. TELEPHONE (843) 974-5364.

THIS IS A COMPLETION ORDER

N65236-99-A-7920/E022                                                PAGE 3 OF 4



                             STATEMENT OF OBJECTIVES

                             PROCEDURAL DEVELOPMENT
                                       OF
                      AIR COMPRESSOR REMOVAL & REPLACEMENT

1.0 SCOPE: This Statement of Objectives (SOO) defines the tasks necessary to develop the procedures and documentation for the removal, replacement, and initial checkout of a new compressor assembly for the Type MC-2A diesel air compressor. The goal of this effort is to establish and validate the procedures (or replacement of the air compressor assembly, certify the accuracy of the task, and provide the procedures and illustrations. This sustaining engineering task is required to ensure that MC-2A air compressor can be properly maintained in order to meet mission requirements.

1.1 TITLE: Removal and Replacement for MC-2A AIR Compressor Assembly, NSN 4310-01-370-6351.

1.2 BACKGROUND: The MC-2A air compressor technical order does not include instructions necessary to remove and replace the air compressor assembly. To ensure that components are not damaged and personnel are not injured during the procedure, step-by-step instructions are required. The purpose of this project is to establish those step-by-step procedures, validate them, and provide the instructions and illustrations necessary to safely complete the task.

2.0 REFERENCE DOCUMENTS:

TO 34Y1-87-71, Compressor, Air, Diesel Engine Drive; 2 Wheel Trailer Mounted, 15 CFM, 200 PSI, Type MC-2A, Model 7MC-2A, Part No. 86290-1, NSN 4310-01-370-6351


3.0 REQUIREMENTS: The contractor shall perform the following requirements for this sustaining engineering task.

    a. Develop the removal and replacement procedures to safely remove the air compressor assembly.

    b. Validate the procedures using a independent evaluator.

    c. Provide the instructions and illustrations suitable for conversion into tech order format.

    d. Provide a documentation to certify correctness of critical installation procedures, i.e. torque values.

N65236-99-A-7920/E022                                                PAGE 4 OF 4


4.0 DELIVERABLES: The contractor shall deliver to the government the following items during the course of this task.

    a. Complete set of instructions and illustrations in the format specified by the government.

    b. Certification documentation for critical procedures.

    c.

    d. Final report including as a minimum, any particular problems, recommendations for parts replacement, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.



5.0 POINTS OF CONTACTS:

The following shall serve as the technical point of contact (POC):


                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488, ext.

6.0 PERIOD OF PERFORMANCE

The period of performance for this project is estimated two months.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 4
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E021                   | 1999 JUN 17       | N65236-9167-8F21                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-021                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       | TATONKA ACCTING TAMPA                              |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |503000|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS DY AOG                                     |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     1050 FORRER BLVD                                |      PAPERS WITH
    TAMPA, FL 33607                                    |     DAYTON, OH 45420-1472                           |      CONTRACT OR
    M/F: N65236-99-A-7920/E021                         |                                        EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 5793400 309 47E8 8V700A 040000 58301 000000 503000 F0330L                                                       $17,754.24
JOB ORDER: B8993X9H40 (FD2060999970291/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $17,754.24
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E021                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL NECESSARY TO DESIGN, PROTOTYPE, AND EVALUATE A FUEL FILTER SYSTEM FOR THE 1200 GALLON FUEL SERVICING TANK TRUCKS, MODEL 260T1200 IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE: $17,754.24

THE PERIOD OF PERFORMANCE IS 17 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

THIS IS A COMPLETION ORDER

                            STATEMENT OF OBJECTIVES

                  ENGINEERING STUDY AND PROTOTYPE INSTALLATION
                                       OF
                FUEL FILTER SYSTEM FOR THE FUEL SERVICING TRUCK

1.0 SCOPE: This Statement of Objectives (SOO) defines the tasks necessary to design, prototype, and evaluate a fuel filter system for the 1200 gallon fuel servicing tank trucks, Models 260T1200. The goal of this effort is to develop a similar type fuel filtration kit to that being tested on the Model 154T1200 trucks, prototype the installation on one of the Model 260T1200 vehicles, develop an engineering data package suitable for open procurement, and develop field level instructions for vehicle modification. This sustaining engineering task is required to ensure that this vehicle is properly equipped to meet mission requirements.

1.1 TITLE: Engineering Study and Prototype Installation of Fuel Filter for 1200 Gallon Fuel Servicing Trucks, NSN 2320-01-314-2912.

1.2 BACKGROUND: Fuel becomes easily contaminated during storage and transportation. Preventing problems, and equipment damage associated with contaminated fuel is best accomplished just prior to its use. The fuel filters on vehicles have minimal capacity to clean the fuel. Therefore, it is important the fuel be as clean as possible when delivered to the vehicle. There are two primary 1200-gallon gasoline fuel-servicing trucks used in the Air Force, Model 154T1200 and 260T1200. Both trucks are manufactured by Isometrics, Inc. in Reidsville, North Carolina. These fuel-servicing trucks currently are not equipped with small particulate and water filtering systems. Both trucks are equipped with fuel strainers. These strainers primarily consist of a 40 to 100 wire mesh to trap particulate material. The use of fuel filters while dispensing fuel into the vehicle or engine fuel tank is the best means of removing water and particulate contaminants. The purpose of this project is to develop a fuel filtration system for the Model 260T1200 fuel servicing trucks, modify one of the vehicles, and develop the modification instructions for field level modifications of the rest of the fleet.

2.0 REFERENCE DOCUMENTS:

Operation, Maintenance, and Parts Manual for Model 260T1200 Truck

3.0 REQUIREMENTS: The contractor shall perform the following requirements for this sustaining engineering task:

    a. Develop the interface requirements for the fuel filter system used on the prototype Model 154T1200 trucks.

    b. Provide a modification proposal for one of the vehicles for government approval.

    c. Install a prototype filter system on one of the vehicles to ensure compliance with all design specifications and operational requirements. Moody AFB is the target prototype base.

    d. Provide a technical data package suitable for competitive procurement for any newly fabricated components.

    e. Provide corrective action instructions in TCTO format suitable for field level installation of the filter system.

    f. Provide operational and maintenance instructions for the filter system components.

4.0 DELIVERIES: The contractor shall deliver to the government the following items during the course of this task:

    a. Final report including, as a minimum, results of the prototype installation, any problems and/or issues that occurred during the course of the project, and any recommendations for future installations.

    b. A kit installation/procedures document including as a minimum, engineering drawings, recommended sources of supply for kit items, recommended installation procedures suitable for field level repair, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.

5.0 POINTS OF CONTACT:

The following shall serve as the technical point of contact (POC):


                               Vern Cox
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488, ext. 199

                               Gary Moyses
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488, ext. 198

6.0 PERIOD OF PERFORMANCE

The period of performance for this project is estimated 5 months.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 5
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E020                   | 1999 JUN 08       | N65236-9158-8F09                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-020                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       |                                                    |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |503000|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS DY AOG                                     |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     1050 FORRER BLVD                                |      PAPERS WITH
    TAMPA, FL 33607                                    |     DAYTON, OH 45420-1472                           |      CONTRACT OR
    M/F: N65236-99-A-7920/E020                         |                                        EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 5793400 309 47E8 8V700A 040000 58301 000000 503000 F0330L                                                       $12,734.50
JOB ORDER: BMU93X9832 (FD2060999970307/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $12,734.50
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E020                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL NECESSARY TO EVALUATE THE INSTALLATION AND OPERATION OF A DIFFERENT AIR SYSTEM DRYER ON THE P-23 CFR TRUCK, NSN 4210-01-289-8987 IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE: $12,734.50

THE PERIOD OF PERFORMANCE IS 08 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

                               STATEMENT OF WORK

                        ENGINEERING ANALYSIS AND STUDIES
                                       OF
                    P-23 CFR TRUCK AIR SYSTEM DRYER RETROFIT

1.0 SCOPE: This Statement of Work (SOW) defines the tasks necessary to evaluate the installation and operation of a different air system dryer on the P-23 CFR truck, NSN 4210-01-289-8987. The P-23 CFR truck is a primary emergency support vehicle used to support crash, fire suppression, and rescue operations. If the air system dryer is ineffective, numerous corrosion and air system blockages may occur which may affect the vehicle's air system components. Numerous systems on the P-23 depend on compressed air, i.e., brake system, water pressure regulating system, tire inflation system, etc. The goal of this effort is to retrofit a P-23 with a commercial air dryer system, evaluate the integration requirements of the selected dryer, and evaluate the operation and performance of the dryer relative to P-23 operations. This effort also includes retrofit procedures for the dryer installation. The selection of the replacement dryer is based on the results of TCS report, P-23 Air Compressor Failure Analysis, dated 30 May 1998.

1.1 TITLE: Retrofit Procedures and Performance Analysis of a New Air Dryer on the DOD P-23 CFR Truck, NSN 4210-01-289-8987.

1.2 BACKGROUND: The P-23 CFR Truck is a competitively acquired vehicle that is the primary aircraft crash fire suppression vehicle for the USAF. This sustaining engineering task is required to ensure that this vehicle can continue to meet all of its mission requirements. The current air drying system utilizes a coalescing filter to remove moisture in the compressed air coming from the air compressor. The air dryer is a key component of the operation of the vehicle. The presence of moisture in the air system is the main cause of system failure and component corrosion. Numerous systems on the vehicle depend on compressed air, including the brake system. An engineering study was conducted by TCS to determine the cause of numerous failures of the P-23 air compressors. One of the conclusions was that the current compressor is operating at maximum performance in order to meet vehicle demand on operating specifications. As a result, the air coming from the air compressor is in a heated state making it more difficult for the coalescing filter to remove the moisture in the air. The P-23 represents a greater challenge than the typical highway truck air system. The trucks are typically operated for several hours at a time, allowing the air system to be purged of any residual moisture. The P-23 typically operates for very short periods. In addition, the P-23 tire inflation system has a tendency to collect moisture, which causes corrosion problems and leaks in the system. One of the recommendations of that study was to replace or complement the current air dryer system with one that is more effective under the P-23's operating conditions. There were suggested replacement air dryers. This study will recommend one of the recommended dryers. The recommendation will be based on cost, reliability, ease of installation, ability to meet vehicle demands, and ease of maintenance. An implementation plan shall be proposed to include a list of materials and procedures for the installation of the new dryer. With government approval, an air dryer will be purchased and installed on a government selected P-23. The goal of this task is to provide the P-23 with a reliable and low maintenance air dryer that is effective for P-23 normal operations.

2.0 REFERENCE DOCUMENTS:

T.O. 36A12-17-11
T.O. 36A12-17-12
T.O. 36A12-17-14

3.0 REQUIREMENTS: The contractor shall perform the following sustaining engineering task.

    a. Develop recommendation on replacement air dryer for the P-23 based on TCS report, P-23 Air Compressor Failure Analysis, dated 30 May 1998. Rational and all data used to develop the recommendation will be provided to the government.

    b. With government concurrence on the selected dryer, develop a recommended retrofit plan.

    c. Purchase and install a prototype dryer system on a government selected P-23 to ensure compliance with all design specifications and operational requirements. Moody AFB is the target prototype basis.

    d. Provide a technical data package suitable for competitive procurement for any newly fabricated components.

    e. Provide installation instructions in TCTO format suitable for field level installation of the dryer system.

    f. Provide operational and maintenance instructions and illustrated parts breakdown for the dryer system.

4.0 DELIVERABLES: The contractor shall deliver to the government the following items during the course of this task:

    a. Monthly Status Reports.

    b. Final report including, as a minimum, results of the prototype installation, any problems and/or issues that occurred during the course of the project, and any recommendations for future installations.

    c. A kit installation/procedures document including as a minimum, engineering drawings, recommended sources of supply for kit items, recommended installation procedures suitable for field level repair, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.

5.0 POINTS OF CONTACT:

The following shall serve as the technical Points of Contact (POCs):


                               Steven Davis
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488, ext. 194

                               Mary Zampa
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488, ext. 195

6.0 PERIOD OF PERFORMANCE

The period of performance for this project is estimated 5 months.

====================================================================================================================================
                    ORDER FOR SUPPLIES OR SERVICES                              |        Form Approved OMB       |   PAGE 1 of 4
                                                                                |          No. 0704-0187         |------------------
                                                                                |                                | 5. CERTIFIED FOR
                                                                                |      Expires Jun. 30, 1997     | NATIONAL DEFENSE
==================================================================================================================
         Public reporting for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                            SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL INDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.  | 2. DELIVERY ORDER NO.  | 3. DATE OF ORDER  | 4. REQUISITION/PURCH REQUEST NO.  | UNDER DMS REG 1
GS-35F-4655H                 |                        |                   |                                   |
N65236-99-A-7920             | E019                   | 1999 JUN 08       | N65236-9158-8F10                  | DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE      |N65236      | 7. ADMINISTERED BY (If other than 6)  CODE  |      | 8. DELIVERY FOB
SPACE AND NAVAL WARFARE SYSTEMS CENTER   --------------                                             --------
P.O. BOX 190022                                       | SAME AS BLOCK 6                                    | [X] DEST
NORTH CHARLSETON, SC 29419-9022                       |                                                    |
POC: NANCY GARTNER   CODE: 1113NG                     | 2015-019                                           | [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                       |                                                    |
TELEPHONE: (843) 974-5921                             |                                                    | (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTED          CODE      |0HAL7  | FACILITY CODE  |       | 10. DELIVERY TO FOB POINT BY (Date)    | 11. MARK IF BUSINESS IS
                                 ---------                ---------                                        |
                                                                  | SEE SCHEDULE                           | [ ] SMALL
   Name     TELECOMMUNICATION SYSTEMS INC                         |----------------------------------------- [ ] SMALL DISADVANTAGE
   and      275 WEST STREET                                       | 12. DISCOUNT TERMS                     | [ ] WOMEN-OWNED
   Address  SUITE 400                                             | NET 30                                 |
            ANNAPOLIS, MD 21401                                   |-----------------------------------------------------------------
            TELEPHONE NO: (410) 280-1236                          | 13. MAIL INVOICES TO:
                                                                  |
                                                                  | SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                     CODE      |            | 15. PAYMENT WILL BE MADE BY            CODE  |503000|
                                          --------------                                              --------       MARK ALL
    CYPRESS GROUP                                      |     DFAS DY AOG                                     |     PACKAGES AND
    5850A WEST CYPRESS STREET                          |     1050 FORRER BLVD                                |      PAPERS WITH
    TAMPA, FL 33607                                    |     DAYTON, OH 45420-1472                           |      CONTRACT OR
    M/F: N65236-99-A-7920/E019                         |                                        EFT: T       |      ORDER NUMBER
                                                       |                                                     |
------------------------------------------------------------------------------------------------------------------------------------
16.   | DELIVERY  | [X] | This delivery order is issued on another Government agency or in accordance with and subject to terms and
 TYPE |           |     | conditions above numbered contract.
  OF  |-----------------------------------------------------------------------------------------------------------------------------
ORDER | PURCHASE  | [ ] | Reference your          furnish the following in terms specified herein
      |           |     |-----------------------------------------------------------------------------------------------------------
      |           |     | ACCEPTANCE THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
      |           |     | PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
      |           |     | TO PERFORM THE SAME.
-------------------------

   _________________________        __________________________         __________________________        __________________________
      NAME OF CONTRACTOR                    SIGNATURE                     TYPED NAME AND TITLE                   DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies.
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

ACR: AA 5793400 309 47E8 8V700A 040000 58301 000000 503000 F0330L                                                       $53,144.90
JOB ORDER: B8993X9D36 (FD2060999970309/AA)
====================================================================================================================================
18. ITEM NO.      | 19. SCHEDULE OF SUPPLIES/SERVICES  | 20. QUANTITY          | 21. UNIT   | 22. UNIT   | 23. AMOUNT
                  |                                    |     ORDERED/ACCEPTED* |            |     PRICE  |
------------------------------------------------------------------------------------------------------------------------------------
                  | SEND ORIGINAL & 2 COPIES OF        |                       |            |            |
                  | THE INVOICES  TO:                  |                       |            |            |
                  | SPAWARSYSCEN, CHARLESTON           |                       |            |            |
                  | ATTN: CODE 123 (FINANCE)           |                       |            |            |
                  | PO BOX 190022                      |                       |            |            |
                  | N. CHARLESTON, SC 29419-9022       |                       |            |            | NTE
====================================================================================================================================
* If quantity accepted by the Government     | 24. UNITED STATES OF AMERICA                          | 25. TOTAL       | $53,144.90
is same as quantity ordered indicate by X.   |                                                       |------------------------------
If different enter actual quantity accepted  |     /s/ NANCY GARTNER                                 | 29. DIFFERENCES |
below quantity ordered and encircle.         | BY: NANCY GARTNER      CONTRACT ORDERING OFFICER      |                 |------------
                                             |                                                       |                 |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              | 27. SHIP NO. | 28. D.O. VOUCHER NO.| 30. INITIALS    |
                                                                |              |                     |                 |------------
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  | [ ] PARTIAL  |                     |                 |
                                 CONTRACT EXCEPT AS NOTED       | [ ] FINAL    |---------------------|-----------------|------------
                                                                |--------------| 32. PAID BY         | 33. AMOUNT VERIFIED CORRECT
________  ______________________________________________________| 31. PAYMENT  |                     |     FOR
 DATE      SIGNATURE OF AUTHORIZED GOVERNMENT                   | [ ] COMPLETE |                     |------------------------------
           REPRESENTATIVE                                       | [ ] PARTIAL  |                     | 34. CHECK NUMBER
----------------------------------------------------------------| [ ] FINAL    |                     |
36. I certify this account is correct and proper for payment    |                                    |
                                                                |              |                     |-----------------------------
________  ______________________________________________________|              |                     | 35. BILL OF LADING NO.
 DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICIAL           |              |                     |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT | 38. RECEIVED BY  | 39. DATE RECEIVED  | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT     | 42. S/R VOUCHER NO.
                |                  |                    |                      | NUMBER              |
====================================================================================================================================
DD FORM 1155. JUN 94

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N65236-99-A-7920/E019                           2

NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.

                  SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL NECESSARY TO INVESTIGATE THE STABILITY CHARACTERISTICS OF VEHICLES USED WITHIN THE AIR FORCES FLEET OF WATER TANKERS AND FIRE TRUCKS IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE: $53,144.90

THE PERIOD OF PERFORMANCE IS 08 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

                          SPECIAL ENGINEERING SERVICES
                         FOR VEHICLE STABILITY ANALYSIS

1. SCOPE

This effort involves investigating the stability characteristics of vehicles used within the Air Forces fleet of water tankers and fire trucks.

2. BACKGROUND

The majority of operational scenarios for water tankers and fire trucks, including the P-18, P-19, and P-26, consist of operation at either a full or empty state. Since 1987, rollovers of six (6) P-18's have occurred within a fleet of approximately 200 vehicles. Most of these incidents occurred with the vehicles in the full state. The occurrence of repeated rollovers has escalated the need for tools to prevent mishaps due to stability problems. Because the stability characteristics are not well documented within the original equipment manufacturer's (OEM's) data, the stability characteristics must be determined to preclude the occurrence of mishaps. By developing algorithms that characterize the stability characteristics of water tankers and fire trucks, WR-ALC/LE can prevent costly and life threatening situations.

3. REFERENCE DOCUMENTS

The government shall furnish to the contractor the following reference documents:

o P-18 First Article Test Report (relevant portions)

o T.O. 36A12-23-19-1, 36A12-23-19-2, and 36A12-23-19-4

4. REQUIREMENTS

The contractor shall perform specialized engineering services to investigate the stability characteristics of P-18 fire truck for the Support Equipment and Vehicles Management Directorate (WR-ALC/LE) in accordance with the following approach. Changes, substitutions, deletions, revisions, etc., shall not be made without prior approval of the Government technical point of contact.

o The contractor shall research available technical data and OEM specifications to determine weights (sprung and unsprung mass), center of gravity, baffle configurations, shock absorber parameters, spring stiffness, etc., for the P-18 fire truck. If the data is unavailable, the contractor shall physically inspect and measure to determine the necessary critical parameters.

o The contractor shall perform engineering calculations to determine the stability characteristics of the study vehicle and develop "safe operating envelopes", considering braking and cornering maneuvers, road speed, etc., for full and empty fill states.

o The contractor shall prepare a final report to document safe and unsafe realms of operation for the vehicle and provide recommendations and conclusions.

o The contractor shall provide a briefing to WR-ALC/LE regarding the results of the study.

3.1 EXCHANGE OF INFORMATION AND RESOURCES. This project is unclassified and the Government may place the final technical data and reports in the public domain. However, the contractor shall not release any information pertaining to this project nor present interim results to any parties outside WR-ALC/LE without first obtaining permission from the Government technical point of contact through the Procuring Contracting Officer (PCO). No data developed in part or in whole by resources obtained from this project shall be used on any other contract or task without obtaining written permission from WR-ALC/LE through the PCO.

3.2 RESTRICTION ON DEVELOPMENT OR USE OF PROPRIETARY MATERIAL. The contractor shall not develop or use any contractor-proprietary software, firmware, hardware, drawings, or data in performance of the actions required by this task. Any hardware, firmware, or software purchased or developed internally to contribute to the completion of this task shall become the property of the Government, and shall be documented and delivered to the procuring agency within 10 days of a specific written request from the PCO.

5. GOVERNMENT POINTS OF CONTACT


                               Steven Davis, Project Engineer
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488 ext. 194
                               steven.davis@robins.af.mil

                               Mary Zampa, Equipment Specialist
                               WR-ALC/LES
                               225 Ocmulgee Ct.
                               Robins AFB, GA 31098-1647
                               (912) 926-6488 ext. 195
                               mary.zampa@robins.af.mil

6. TRAVEL

The contractor shall be responsible for any travel incurred to successfully complete this effort. Travel to Air Force Bases, such as Moody AFB and Dobbins AFB may be necessary to inspect and measure the P-18 fire truck. These visits shall be coordinated through the Government Points of Contact.

7. SCHEDULE

The contractor shall complete this effort no later than 180 days after contract award.

8. DELIVERABLES

The contractor shall provide the following in the contractor's own format.

o Monthly Status Report.

o Final Report - The report shall provide the results of the study and provide recommendations for the Support Equipment & Vehicles Management Directorate with respect to the safe and unsafe realms of operation for the P-18. Two paper copies of the report shall be provided along with an electronic copy compatible with Word 6.0.

o Briefing to WR-ALC/LE regarding the results of the effort.

====================================================================================================================================
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 4
                                                                                 OMB No. 0704-0187             =====================
                                                                                 Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
==============================================================================================================
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.   2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.      5. UNDER DMS REG 1
GS-35F-4655H
N65236-99-A-7920              E018                      1999 JUN 08          N65236-9158-8F11                      DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                       CODE  N65236         7. ADMINISTERED BY (If other than 6)          CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER   ------                                                             ------------------------
P.O. BOX 190022                                         SAME AS BLOCK 6                                      8. DELIVERY FOB
NORTH CHARLESTON, SC 29419-9022                                                                              [X] DEST
POC: NANCY GARTNER  CODE: 1113NG                                                                             [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                                          2015-018
TELEPHONE: (843) 974-5921                                                                                    (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  0HAL7                      FACILITY CODE          10. DELIVERY TO FOB POINT BY (Date)  11. MARK IF
                            -------                                   ------                                            BUSINESS IS
   NAME          TELECOMMUNICATION SYSTEMS INC                                 SEE SCHEDULE                         [ ] SMALL
   AND           275 WEST STREET                                               ----------------------------------   [ ] SMALL DISAD-
   ADDRESS       SUITE 400                                                     12. DISCOUNT TERMS                       VANTAGED
                 ANNAPOLIS, MD  21401                                          NET 30                               [ ] WOMEN-OWNED
                 TELEPHONE NO.: (410) 280-1236                                 ----------------------------------------------------
                                                                               13. MAIL INVOICES TO
                                                                               SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE 503000
                            ------                                                           ------                    MARK ALL
    CYPRESS GROUP                                           DFAS DY AOG                                              PACKAGES AND
    5850A WEST CYPRESS STREET                               1050 FORRER BLVD                                         PAPERS WITH
    TAMPA, FL  33607                                        DAYTON, OH  45420-1472                                   CONTRACT OR
    M/F: N65236-99-A-7920/E018                                                          EFT: T                       ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your         furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                      TO PERFORM THE SAME.


  ----------------------         --------------------          -------------------------------        ---------------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5793400  309  47E8  8V700A  040000  58301  000000  503000  F0330L                                          $23,495.20
JOB ORDER: B8993X9B34 (FD2060999970308/AA)
====================================================================================================================================
18.           19.                                    20. QUANTITY        21.            22.  UNIT              23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES              ORDERED/        UNIT                PRICE                  AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEND ORIGINAL & 2 COPIES OF
              THE INVOICES TO:
              SPAWARSYSCEN, CHARLESTON
              ATTN: CODE 123 (FINANCE)
              PO BOX 190022
              N. CHARLESTON, SC  29419-9022                                                                           NTE
====================================================================================================================================
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $23,495.20
the Government is same as                                                               --------------------------------------------
quantity ordered, indicate              /s/ NANCY GARTNER                               29.
by X. If different, enter           BY: NANCY GARTNER    CONTRACTING/ORDERING OFFICER   DIFFERENCES              -------------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.   28. D.O. VOUCHER NO. 30.          _________________
                                                                _____________                            INITIALS _________________
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL     ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL   32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                      REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment          [ ] PARTIAL                    35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL CONTAINERS  41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.

====================================================================================================================================
DD FORM 1155, JUN 94

--------------------------------------------------------------------------------
                           REFERENCE NO. OF DOCUMENT BEING CONTINUED       PAGE
CONTINUATION SHEET         N65236-99-A-7920/E018                             2
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
--------------------------------------------------------------------------------


                  SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL NECESSARY TO DETERMINE THE FEASIBILITY OF USING A POLYPROPYLENE TANK IN LIEU OF A COMPOSITE FIBERGLASS TANK ON THE P-18 TANKER IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE: $23,495.20

THE PERIOD OF PERFORMANCE IS 08 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

N65236-99-A-7920/E018                                                PAGE 3 OF 4


                               STATEMENT OF WORK
                       ENGINEERING ANALYSIS AND STUDIES
                                       OF
                            P-18 WATER TANK RETROFIT

1.0 SCOPE: Determine the feasibility of using a polypropylene tank in lieu of a composite fiberglass tank on the P-18 tanker.

1.1 Title: Engineering Studies and Analysis to Determine the Feasibility and Practicality of Retrofitting a Polypropylene Storage Tank to the P-18 Tanker, NSN 4210-01-223-5411.

1.2 Background: The P-18 Tanker is a commercially acquired vehicle that has been in service since 1987. This vehicle is fitted with a 2000 gallon, composite fiberglass tank. The current tanks are showing signs of cracking primarily due to fair wear and tear. Local fiberglass repair procedures are being used to minimize the leaking, but the frequency of cracks and leakage are becoming more prevalent. As a result, replacement of the tanks may be required for those worst case conditions. One solution to the problem is to replace the tanks with a plastic tank that is resistant to biological agents and cracking. Plastic tanks may also provide longer life expectancy with less repair requirements. The goal of this effort is to research the industry for available plastic tanks, perform an engineering assessment on the suitability of these tanks for P-18 applications, procure a tank, perform a trial installation, and develop a retrofit instructions for the P-18.

2.0 REFERENCE DOCUMENTS:

T.O. 36A12-23-19-4

3.0 REQUIREMENTS: The contractor shall perform the following sustaining engineering tasks:

     a. Perform an engineering assessment on the suitability and recommended type of plastic tank to retrofit a P-18.

     b. Purchase the type and size of plastic tank selected by the Air Force for retrofit.

     c. Develop a recommended retrofit plan.

     d. Install the new tank at a government-selected location.

     e. Provide a technical data package suitable for competitive procurement for all components.

     f. Provide instructions for the government approved retrofit plan.

4.0 Deliverables: The contractor shall deliver to the government the following items during the course of this task:

     a.   Monthly Status Reports

     b. Final report including, as a minimum, results of the prototype installation, any problems and/or issues that occurred during the course of the project, and any recommendations for future installations.

     c. A kit installation/procedures document including as a minimum, engineering drawings, recommended sources of supply for kit items, recommended installation procedures suitable for field level installation, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.

POINTS OF CONTACT:

The following shall serve as the technical Points of Contact (POCs):

               Steven Davis
               WR-ALC/LES
               225 Ocmulgee Ct.
               Robins AFB, GA 31098-1647
               (912) 926-6488, ext. 194

               Mary Zampa
               WR-ALC/LES
               225 Ocmulgee Ct.
               Robins AFB, GA 31098-1647
               (912) 926-6488, ext. 195

6.0  Period of Performance

The period of performance for this project is estimated 8 months.

====================================================================================================================================
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 4
                                                                                 OMB No. 0704-0187             =====================
                                                                                 Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
==============================================================================================================
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.   2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.      5. UNDER DMS REG 1
GS-35F-4655H
N65236-99-A-7920               E017                      1999 JUN 08          N65236-9158-8F12                       DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                       CODE  N65236         7. ADMINISTERED BY (If other than 6)          CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER   ------                                                             ------------------------
P.O. BOX 190022                                         SAME AS BLOCK 6                                      8. DELIVERY FOB
NORTH CHARLESTON, SC 29419-9022                                                                              [X] DEST
POC: NANCY GARTNER  CODE: 1113NG                                                                             [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                                          2015-017
TELEPHONE: (843) 974-5921                                                                                    (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  0HAL7                      FACILITY CODE          10. DELIVERY TO FOB POINT BY (Date)  11. MARK IF
                            -------                                   ------                                            BUSINESS IS
   NAME          TELECOMMUNICATION SYSTEMS INC                                 SEE SCHEDULE                         [ ] SMALL
   AND           275 WEST STREET                                               ----------------------------------   [ ] SMALL DISAD-
   ADDRESS       SUITE 400                                                     12. DISCOUNT TERMS                       VANTAGED
                 ANNAPOLIS, MD  21401                                          NET 30                               [ ] WOMEN-OWNED
                 TELEPHONE NO.: (410) 280-1236                                 ----------------------------------------------------
                                                                               13. MAIL INVOICES TO
                                                                               SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE 503000
                            ------                                                           ------                    MARK ALL
    CYPRESS GROUP                                           DFAS DY AOG                                              PACKAGES AND
    5850A WEST CYPRESS STREET                               1050 FORRER BLVD                                         PAPERS WITH
    TAMPA, FL  33607                                        DAYTON, OH  45420-1472                                   CONTRACT OR
    M/F: N65236-99-A-7920/E017                                                          EFT: T                       ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your         furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                      TO PERFORM THE SAME.


  ----------------------         --------------------          -------------------------------        ---------------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5793400  309  47E8  8V700A  040000  58301  000000  503000  F0330L                                          $15,359.78
JOB ORDER: B8993X9F34 (FD2060999970311/AA)
====================================================================================================================================
18.           19.                                    20. QUANTITY        21.            22.  UNIT              23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES              ORDERED/        UNIT                PRICE                  AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEND ORIGINAL & 2 COPIES OF
              THE INVOICES TO:
              SPAWARSYSCEN, CHARLESTON
              ATTN: CODE 123 (FINANCE)
              PO BOX 190022
              N. CHARLESTON, SC  29419-9022                                                                           NTE
====================================================================================================================================
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $15,359.78
the Government is same as                                                               --------------------------------------------
quantity ordered, indicate              /s/ NANCY GARTNER                               29.
by X. If different, enter           BY: NANCY GARTNER    CONTRACTING/ORDERING OFFICER   DIFFERENCES              -------------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.   28. D.O. VOUCHER NO. 30.          _________________
                                                                _____________                            INITIALS _________________
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL     ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL   32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                      REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment          [ ] PARTIAL                    35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL CONTAINERS  41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.

====================================================================================================================================
DD FORM 1155, JUN 94


--------------------------------------------------------------------------------
                   REFERENCE NO. OF DOCUMENT BEING CONTINUED            PAGE
CONTINUATION SHEET                   N65236-99-A-7920E017                 2
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
--------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES


LABOR AND MATERIAL NECESSARY TO ENGINEER AND PROTOTYPE AN ALTERNATIVE DESIGN AND VALIDATE A SECONDARY SOURCE FOR THE KC-10 PALLET COUPLER IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK (SOW).

FIRM FIXED PRICE:  $15,359.78

THE PERIOD OF PERFORMANCE IS 08 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

                            STATEMENT OF OBJECTIVES

                      ENGINEERING AND PROTOTYPE PRODUCTION
                                       OF
                  KC-10 PALLET COUPLER FOR 463L PALLET SYSTEM


1.2.1.0 SCOPE: This Statement of Objectives (SOO) defines the tasks necessary to engineer and prototype an alternative design and validate a secondary source for the KC-10 pallet coupler. This effort includes, engineering design, fabrication of required tooling, manufacture of first article components, and validation of form, fit, and function. This sustaining engineering task is required to minimize cost, ensure availability of these couplers, and sustain the mission integrity of the Air Force mobility mission.

1.1. Title: Engineering Design and Prototype Production of KC-10 Pallet Couplers, NSN 1670-01-302-3637CT

1.3 Background: The KC-10 coupler is used to create pallet trains for KC-10 aircraft. This coupler design separates the pallets by one inch so that the pallet lock down devices will properly engage. Currently, there is only one source for the KC-10 pallet couplers and the unit price for these items has steadily increased. This sustaining engineering task is required to minimize cost, ensure availability of these couplers, and sustain the mission integrity of the Air Force mobility mission. The goal of this task is to develop an alternative KC-10 coupler to ensure availability and reduce the unit cost.

2.0   Reference Documents:   Air Force Drawings;
                              7031843        Pallet Assembly, Cargo, HCU-6E
                              7231258        Rail, Short, Cargo Pallet, HCU-6E
                              7231256        Rail, Long, Cargo Pallet, HCU-6E
                              7031839        Clip, Angle
                              7133043        Ring Assembly

                    Specifications:
                         MIL-STD-2175        Castings, Classification and
                                             Inspection of

3.0 REQUIREMENTS: The contractor shall perform the following requirements for this sustaining engineering task.

     a.   Develop a Level II drawing package suitable for prototype production.

     b. Produce a pattern for initial production based on the initial Level III drawing package.

     c.   Produce four First Article prototype production samples.

     d.   Verify form, fit, and function the First Article samples.

     e.   Upgrade and/or modify pattern, as required.

     f. Produce 20 prototype production units for Air Force laboratory and field tests.

     g. Provide a technical data package suitable for competitive procurement for any newly fabricated components.

4.0 Deliverables: The contractor shall deliver to the government the following items during the course of this task:

     a.   Four First Article prototype production samples.

     b.   Twenty prototype production units.

     c.   Technical data package.

     d.   Final report in contractor format.

5.0  Points Of Contract:

5.1  The following shall serve as the technical point of contact (POC):

                              Jim Donnelly
                              WR-ALC/LEG
                              225 Ocmulgee Ct.
                              Robins AFB, GA 31098-1647
                              (912) 926-6488, ext. 218

5.2  The following shall serve as the field test site:

                              SMSGT Holz
                              Dover AFB, DE
                              (302) 677-4309

6.0  Period of Performance:

The period of performance for this project is estimated 8 months.


====================================================================================================================================
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 4
                                                                                 OMB No. 0704-0187             =====================
                                                                                 Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
==============================================================================================================
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden, estimate or any other aspect of the collection of information including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.    2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.     5. UNDER DMS REG 1
GS-35F-4655H
N65236-99-A-7920               E016                      1999 JUN 02          N65236-9158-8F05                       DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                       CODE  N65236         7. ADMINISTERED BY (If other than 6)          CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER   ------                                                             ------------------------
P.O. BOX 190022                                         SAME AS BLOCK 6                                      8. DELIVERY FOB
NORTH CHARLESTON, SC 29419-9022                                                                              [X] DEST
POC: NANCY GARTNER  CODE: 1113NG                                                                             [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                                          2015-016
TELEPHONE: (843) 974-5921                                                                                    (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  0HAL7                      FACILITY CODE           10. DELIVERY TO FOB POINT BY (Date) 11. MARK IF
                            -------                                   ------                                            BUSINESS IS
   NAME          TELECOMMUNICATION SYSTEMS INC          Tatonka                 SEE SCHEDULE                        [ ] SMALL
   AND           275 WEST STREET                        Accounting              ----------------------------------  [ ] SMALL DISAD-
   ADDRESS       SUITE 400                              Tampa                   12. DISCOUNT TERMS                      VANTAGED
                 ANNAPOLIS, MD  21401                                           NET 30                              [ ] WOMEN-OWNED
                 TELEPHONE NO.: (410) 280-1236                                  ----------------------------------------------------
                                                                                13. MAIL INVOICES TO
                                                                                SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE 503000
                            ------                                                           ------                    MARK ALL
    CYPRESS GROUP                                           DFAS DY AOG                                              PACKAGES AND
    5850A WEST CYPRESS STREET                               1050 FORRER BLVD                                         PAPERS WITH
    TAMPA, FL  33607                                        DAYTON, OH  45420-1472                                   CONTRACT OR
    M/F: N65236-99-A-7920/E016                                                          EFT: T                       ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your         furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                      TO PERFORM THE SAME.


  ----------------------         --------------------          -------------------------------        ---------------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5793400  309  47E8  8V700A  040000  58301  000000  503000  F0330L                                          $44,634.34
JOB ORDER: B8993X9G39 (FD2060999970278/AA)
====================================================================================================================================
18.           19.                                    20. QUANTITY        21.            22.  UNIT              23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES              ORDERED/        UNIT                PRICE                  AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEND ORIGINAL & 2 COPIES OF
              THE INVOICES TO:
              SPAWARSYSCEN, CHARLESTON
              ATTN: CODE 123 (FINANCE)
              PO BOX 190022
              N. CHARLESTON, SC  29419-9022                                                                           NTE
====================================================================================================================================
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $44,634.34
the Government is same as                                                               --------------------------------------------
quantity ordered, indicate              /s/ NANCY GARTNER                               29.
by X. If different, enter           BY: NANCY GARTNER    CONTRACTING/ORDERING OFFICER   DIFFERENCES              -------------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.   28. D.O. VOUCHER NO. 30.          _________________
                                                                _____________                            INITIALS _________________
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL     ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL   32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                      REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment          [ ] PARTIAL                    35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL CONTAINERS  41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.

====================================================================================================================================
DD FORM 1155, JUN 94

--------------------------------------------------------------------------------
                              REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
CONTINUATION SHEET                     N65236-99-A-7920/E016                  2
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
TELECOMMUNICATION SYSTEMS, INC.
--------------------------------------------------------------------------------


SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL TO FORMALIZE WELDER CERTIFICATION PROCESS FOR AIR FORCE VEHICLES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $44,634.34

THE PERIOD OF PERFORMANCE IS 02 JUNE 1999 THROUGH 30 SEPTEMBER 1999

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

N65236-99-A-7920/E016                                                PAGE 3 OF 4

                      VERIFICATION AND VALIDATION OF USAF
                          VEHICLE WELDER CERTIFICATION

1.   SCOPE

A study will be conducted to provide the Air Force with information sufficient to implement procedures for certification of USAF vehicle welders. The result will allow the Support Equipment & Vehicles Management Directorate to establish a welder certification process similar to that used for Air Force aircraft and missile certification.

2.   BACKGROUND

There is currently no formalized welder certification process for Air Force vehicles. Welders are qualified to weld through certification from AWS, certification for aircraft welders IAWT.O.00-25-252, or certification from the VMM that the welder possesses the necessary knowledge and skill to provide satisfactory welds in accordance with 34W4-1-5. This last method of qualification may allow for inconsistent welds, poor weld quality, lengthen weld times, and increase costs to the organization due to rework or damage to the end item.

3.   REFERENCE DOCUMENTS

The government shall furnish to the contractor TO 00-25-252 and specification MIL-STD-1595.

4.   REQUIREMENTS

The contractor shall perform the below listed items. Changes, substitutions, deletions, revisions, etc., shall not be made without prior approval of the government technical point of contact.

- Research appropriate Air Force and commercial procedures and evaluation criteria for welder certification of ground vehicles.

-  Develop procedures for Air Force ground vehicle welder certification.

- Fabricate three (3) samples each of typical weld coupons for certification, not to exceed nine (9) coupons total. The specific weld types for certification will be determined during the course of the study.

- Travel to Dover AFB, Moody AFB, and Langley AFB for purpose of validation of weld procedures using three (3) sample coupons at each base. Other locations may be substituted on a one-for-one basis, as long as travel costs are less or equivalent.

- Determination shall be made as to whether or not the coupons meet the criteria for a proper weld in accordance with the certification procedures.

- Costs to evaluate the weld coupons shall be obtained from an ALC accomplishing the evaluation and a private firm.

-  Deliver validated weld certification procedures.

- Provide a briefing to WR-ALC/LE regarding the results of the certification study.

N65236-99-A-7920/E016                                                PAGE 4 OF 4


5.   GOVERNMENT POINT OF CONTACT

Tyler Shoman, WR-ALC/LER, 225 Ocmulgee Ct., Robins AFB, GA 31098-1647, (912) 926-6488 ext. 196.

6.   TRAVEL

The contractor shall be accountable for any travel incurred to successfully complete this effort.

7.   SCHEDULE

The contractor shall complete this effort no later than 180 days after contract award.

8.   DELIVERABLES

The contractor shall provide the following in the contractor's own format.

o Final Report - The report shall provide the results of the study and provide recommendations for the Support Equipment & Vehicles Management Directorate with respect to implementation of the welder certification program.

o Draft certification procedures - The contractor shall provide a draft copy of the recommended procedures. Two paper copies of the procedures shall be provided along with an electronic copy compatible with Word 6.0.

o    Briefing to WR-ALC/LE regarding the results of the effort.


====================================================================================================================================
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 4
                                                                                 OMB No. 0704-0187             =====================
                                                                                 Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
==============================================================================================================
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.    2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.     5. UNDER DMS REG 1
GS-35F-4655H
N65236-99-A-7920               E015                      1999 JUN 02          N65236-9158-8F04                       DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                       CODE  N65236         7. ADMINISTERED BY (If other than 6)          CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER   ------                                                             ------------------------
P.O. BOX 190022                                         SAME AS BLOCK 6                                      8. DELIVERY FOB
NORTH CHARLESTON, SC 29419-9022                                                                              [X] DEST
POC: NANCY GARTNER  CODE: 1113NG                                                                             [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                                          2015-015
TELEPHONE: (843) 974-5921                                                                                    (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  0HAL7                      FACILITY CODE           10. DELIVERY TO FOB POINT BY (Date) 11. MARK IF
                            -------                                   ------                                            BUSINESS IS
   NAME          TELECOMMUNICATION SYSTEMS INC          Tatonka                 SEE SCHEDULE                        [ ] SMALL
   AND           275 WEST STREET                        Accounting              ----------------------------------  [ ] SMALL DISAD-
   ADDRESS       SUITE 400                              Tampa                   12. DISCOUNT TERMS                      VANTAGED
                 ANNAPOLIS, MD  21401                                           NET 30                              [ ] WOMEN-OWNED
                 TELEPHONE NO.: (410) 280-1236                                  ----------------------------------------------------
                                                                                13. MAIL INVOICES TO
                                                                                SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE 503000
                            ------                                                           ------                    MARK ALL
    CYPRESS GROUP                                           DFAS DY AOG                                              PACKAGES AND
    5850A WEST CYPRESS STREET                               1050 FORRER BLVD                                         PAPERS WITH
    TAMPA, FL  33607                                        DAYTON, OH  45420-1472                                   CONTRACT OR
    M/F: N65236-99-A-7920/E015                                                          EFT: T                       ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your         furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                      TO PERFORM THE SAME.


  ----------------------         --------------------          -------------------------------        ---------------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5793400  309  47E8  8V700A  040000  58301  000000  503000  F0330L                                          $15,742.02
JOB ORDER: BMU93X9E35 (FD2060999970275/AA)
====================================================================================================================================
18.           19.                                    20. QUANTITY        21.            22.  UNIT              23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES              ORDERED/        UNIT                PRICE                  AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEND ORIGINAL & 2 COPIES OF
              THE INVOICES TO:
              SPAWARSYSCEN, CHARLESTON
              ATTN: CODE 123 (FINANCE)
              PO BOX 190022
              N. CHARLESTON, SC  29419-9022                                                                           NTE
====================================================================================================================================
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $15,742.02
the Government is same as                                                               --------------------------------------------
quantity ordered, indicate              /s/ NANCY GARTNER                               29.
by X. If different, enter           BY: NANCY GARTNER    CONTRACTING/ORDERING OFFICER   DIFFERENCES              -------------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.   28. D.O. VOUCHER NO. 30.          _________________
                                                                _____________                            INITIALS _________________
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL     ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL   32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                      REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment          [ ] PARTIAL                    35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL CONTAINERS  41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.

====================================================================================================================================
DD FORM 1155, JUN 94

-------------------------------------------------------------------------------
CONTINUATION SHEET        REFERENCE NO. OF DOCUMENT BEING CONTINUED       PAGE
                             N65236-99-A-7920/E015                         2
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
   TELECOMMUNICATION SYSTEMS, INC.
-------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL TO FORMALIZE THE DESIGN, PROTOTYPE, AND EVALUATE A CHASSIS FRAME REINFORCEMENT PLATE FOR THE 3D AERIAL PLATFORM FIRE TRUCK IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $15,742.02

THE PERIOD OF PERFORMANCE IS 02 JUNE 1999 THROUGH 30 SEPTEMBER 1999.

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

                               STATEMENT OF WORK

                        ENGINEERING DESIGN AND PROTOTYPE
                                       OF
                         3D AERIAL PLATFORM FIRE TRUCK

1.0 SCOPE: This statement of Work (SOW) defines the tasks necessary to formalize the design, prototype, and evaluate a chassis frame reinforcement plate for the 3D aerial platform fire truck. The goal of this effort is to formalize the repair design and prototype a reinforcement plate for the four aerial platform trucks in order to repair chassis cracking and extend the service life of the vehicle for at least five years. This sustaining engineering task is required to ensure that this vehicle is returned to its original operational capability in order to meet mission requirements.

1.1 Title: Engineering Design and Prototype Repair for 3D Aerial Platform Fire Truck Chassis Frame, NSN 4210-01-230-4362.

1.2 Background: There are four 3D aerial platform fire trucks still in the Air Force inventory. During their construction, a notch was cut in the chassis frame rail to accommodate the rear outrigger assemblies. In addition, the aerial platform has several compartments and other components that create significant loading on the rear chassis frame. Over the years, cracks have developed in the chassis frame where they were notched for the rear outriggers. Some of the cracks have grown to almost the entire width of the chassis frame, causing the rear compartment and platform assemblies to drop. In at least one of the vehicles, the structural integrity of the rear chassis frame is minimal, thereby, limiting the functional capability of the vehicle and creating a potential safety hazard. If the problem is not corrected, the chassis frame by the rear outriggers will break. This breakage will eliminate any support for the rear platform components and potentially cause significant damage to other platform components. This situation will make the truck completely unusable. The safety hazard has not been completely assessed. If the truck is in use or in motion when the breakage occurs, the truck could become difficult to control. There is also a potential of personnel injury, depending on when the breakage should occur. The purpose of this project is to develop the designs and hardware to reinforce the chassis frame rail so that it will safely support the platform components aft of the rear outriggers.

2.0   REFERENCE DOCUMENTS:

      Commercial Manuals provided with the vehicle.

3.0 REQUIREMENTS: The contractor shall perform the following tasks for this sustaining engineering effort:

      a.  Formalize the design for the reinforcement plate.

      b. Develop installation instructions for the reinforcement plate. These instructions shall include procedures to correct any structural bending that may have occurred as a result of the cracking in chassis frame rail.

     c. Prototype the initial installation of the reinforcement plates on one vehicle. This installation will involve the installation of two plates, one on each side of the vehicle. The initial installation is expected to be at the Air Force Academy.

     d. As a result of the prototype installation, update the engineering drawings and instructions to reflect any necessary changes.

     e. Provide a technical data package for any newly fabricated components and/or modifications.

4.0 Deliverables: The contractor shall deliver to the government the following items during the course of this task:

     a.   Monthly Status Reports.

     b. Final report including, as a minimum, results of the prototype installation, any problems an/or issues that occurred during the course of the project, and any recommendations for future installations.

     c. A kit installation/procedures document including as a minimum, engineering drawings, recommended sources of supply for kit items, recommended installation procedures suitable for field level repair, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.

5.0  POINTS OF CONTACT:

The following shall serve as the technical Points of Contact (POCs):

                           Steven Davis
                           WR-ALC/LES
                           225 Ocmulgee Ct.
                           Robins AFB, GA 31098-1647
                           (912) 926-6488, ext. 194

                           Mary Zampa
                           WR-ALC/LES
                           225 Ocmulgee Ct.
                           Robins AFB, GA 31098-1647
                           (912) 926-6488, ext. 195


====================================================================================================================================
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approved                          PAGE 1 OF 5
                                                                                 OMB No. 0704-0187             =====================
                                                                                 Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
==============================================================================================================
     Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                             SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
====================================================================================================================================
1. CONTRACT/PURCH ORDER NO.    2. DELIVERY ORDER NO.    3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.     5. UNDER DMS REG 1
GS-35F-4655H
N65236-99-A-7920               E014                      1999 JUN 02          N65236-9158-8F06                       DO
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                       CODE  N65236         7. ADMINISTERED BY (If other than 6)          CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER   ------                                                             ------------------------
P.O. BOX 190022                                         SAME AS BLOCK 6                                      8. DELIVERY FOB
NORTH CHARLESTON, SC 29419-9022                                                                              [X] DEST
POC: NANCY GARTNER  CODE: 1113NG                                                                             [ ] OTHER
EMAIL: gartnern@spawar.navy.mil                                          2015-014
TELEPHONE: (843) 974-5921                                                                                    (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  0HAL7                      FACILITY CODE           10. DELIVERY TO FOB POINT BY (Date) 11. MARK IF
                            -------                                   ------                                            BUSINESS IS
   NAME          TELECOMMUNICATION SYSTEMS INC          Tatonka                 SEE SCHEDULE                        [ ] SMALL
   AND           275 WEST STREET                        Accounting              ----------------------------------  [ ] SMALL DISAD-
   ADDRESS       SUITE 400                              Tampa                   12. DISCOUNT TERMS                      VANTAGED
                 ANNAPOLIS, MD  21401                                           NET 30                              [ ] WOMEN-OWNED
                 TELEPHONE NO.: (410) 280-1236                                  ----------------------------------------------------
                                                                                13. MAIL INVOICES TO
                                                                                SAME AS BLOCK 19
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE 503000
                            ------                                                           ------                    MARK ALL
    CYPRESS GROUP                                           DFAS DY AOG                                              PACKAGES AND
    5850A WEST CYPRESS STREET                               1050 FORRER BLVD                                         PAPERS WITH
    TAMPA, FL  33607                                        DAYTON, OH  45420-1472                                   CONTRACT OR
    M/F: N65236-99-A-7920/E014                                                          EFT: T                       ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your         furnish the following on terms specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                      TO PERFORM THE SAME.


  ----------------------         --------------------          -------------------------------        ---------------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
====================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
ACR:AA  5793400  309  47E8  8V700A  040000  58301  000000  503000  F0330L                                          $20,740.13
JOB ORDER: BMU93X9F37 (FD2060999970276/AA)
====================================================================================================================================
18.           19.                                    20. QUANTITY        21.            22.  UNIT              23.
   ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES              ORDERED/        UNIT                PRICE                  AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEND ORIGINAL & 2 COPIES OF
              THE INVOICES TO:
              SPAWARSYSCEN, CHARLESTON
              ATTN: CODE 123 (FINANCE)
              PO BOX 190022
              N. CHARLESTON, SC  29419-9022                                                                           NTE
====================================================================================================================================
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $20,740.13
the Government is same as                                                               --------------------------------------------
quantity ordered, indicate              /s/ NANCY GARTNER                               29.
by X. If different, enter           BY: NANCY GARTNER    CONTRACTING/ORDERING OFFICER   DIFFERENCES              -------------------
actual quantity accepted
below quantity ordered and
encircle.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                              27. SHIP. NO.   28. D.O. VOUCHER NO. 30.          _________________
                                                                _____________                            INITIALS _________________
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE  [ ] PARTIAL     ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED           [ ] FINAL   32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                      REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this account is correct and proper for payment          [ ] PARTIAL                    35. BILL OF LADING NO.
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE           SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT     38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL CONTAINERS  41. S/R ACCOUNT NUMBER   42. S/R VOUCHER NO.

====================================================================================================================================
DD FORM 1155, JUN 94

--------------------------------------------------------------------------------
                           REFERENCE NO. OF DOCUMENT BEING CONTINUED       PAGE
CONTINUATION SHEET         N65236-99-A-7920/E014                             2
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
--------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES

LABOR AND MATERIAL NECESSARY TO EVALUATE THE INSTALLATION AND OPERATION OF A DIFFERENT AIR COMPRESSOR ON THE P-23 CFR TRUCK, NSN 4210-01-289-8987 IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $20,740.13

THE PERIOD OF PERFORMANCE IS 02 JUNE 1999 THROUGH 30 SEPTEMBER 1999.

THE TECHNICAL POINT OF CONTACT AND INVOICE POINT OF CONTACT FOR THE GOVERNMENT IS GEORGE SPELLMAN, CODE 30E, TELEPHONE (843) 974-5364.

                               STATEMENT OF WORK

                        ENGINEERING ANALYSIS AND STUDIES
                                       OF
                       P-23 CFR TRUCK COMPRESSOR RETROFIT


1.0 SCOPE: This Statement of Work (SOW) defines the tasks necessary to evaluate the installation and operation of a different air compressor on the P-23 CFR truck, NSN 4210-01-289-8987. The P-23 CFR truck is a primary emergency support vehicle used to support crash, fire suppression, and rescue operations. If the air compressor fails to operate, the vehicle will become totally disabled. Numerous systems on the P-23 depend on compressed air, i.e., brake system, water pressure regulating system, tire inflation system, etc. The goal of this effort is to retrofit a P-23 with a commercial air compressor system, evaluate the integration requirements of the selected compressor, and evaluate the operation and performance of the compressor relative to P-23 operations. This effort also includes retrofit procedures for the compressor installation, setup, and operation. The selection of the replacement compressor is based on the results of TCS report, P-23 Air Compressor Failure Analysis, dated 30 May 1998.

1.1 Title: Retrofit Procedures and Performance Analysis of a New Air Compressor on the DOP P-23 CFR Truck, NSN 4210-01-289-8987.

1.2 Background: The P-23 CFR Truck is a competitively acquired vehicle that is the primary aircraft crash fire suppression vehicle for the USAF. This sustaining engineering task is required to ensure that this vehicle can continue to meet all of its mission requirements. The current air compressor has had numerous failures and appears to be undersized. The air compressor is a key component to the operation of the vehicle. Without the air compressor, the vehicle is totally disabled. Numerous systems on the vehicle depend on compressed air, including the brake system. An engineering study was conducted by TCS to determine the cause of numerous failures of the P-23 air compressors. One of the conclusions was that the current compressor is operating at maximum performance in order to meet vehicle demand and operating specifications. One of the recommendations of that study was to replace the current compressor with one that operates at a lower RPM and has a higher reliability. There were two suggested replacement air compressors. This study will recommend one of the recommended compressors. The recommendation will be based on cost, reliability, ease of installation, ability to meet vehicle demands, and ease of maintenance. An implementation plan shall be proposed to include a list of materials and procedures for the installation of the new compressor. With government approval, an air compressor will be purchased and installed on a government selected P-23. The goal of this task is to provide the P-23 with a reliable and low maintenance air compressor to ensure mission readiness.

2.0  REFERENCE DOCUMENTS:

T.O. 36A12-17-11
T.O. 36A12-17-12
T.O. 36A12-17-14

N65236-99-A-7920/E014                                                PAGE 4 OF 5


3.0 REQUIREMENTS: The contractor shall perform the following sustaining engineering tasks.

     a. Develop recommendation on replacement air compressor for the P-23 based on TCS report, P-23 Air Compressor Failure Analysis, dated 30 May 1998. Rationale and all data used to develop the recommendation will be provided to the government.

     b. With government concurrence on the selected compressor, develop a recommended retrofit plan.

     c. Purchase and install a prototype compressor system on a government selected P-23 to ensure compliance with all design specifications and operational requirements. Moody AFB is the target prototype base.

     d. Provide a technical data package suitable for competitive procurement for any newly fabricated components.

     e. Provide installation instructions in TCTO format suitable for field level installation of the compressor system.

     f. Provide operational and maintenance instructions and illustrated parts breakdown for the compressor system if different from current compressor.

4.0 Deliverables: The contractor shall deliver to the government the following items during the course of this task:

     a.   Monthly Status Reports

     b. Final report including, as a minimum, results of the prototype installation, any problems and/or issues that occurred during the course of the project, and any recommendations for future installations.

     c. A kit installation/procedures document including as a minimum, engineering drawings, recommended sources of supply for kit items, recommended installation procedures suitable for field level repair, number of hours to complete the task, recommendations on required tools and equipment, and recommendations on skill level and number of personnel required.

5.0  POINTS OF CONTACT:

The following shall serve as the technical Points of Contact (POCs):

               Steven Davis
               WR-ALC/LES
               225 Ocmulgee Ct.
               Robins AFB, GA 31098-1647
               (912) 926-6488, ext. 194

N65236-99-A-7920/E014                                                PAGE 5 OF 5


                    Mary Zampa
                    WR-ALC/LES
                    225 Ocmulgee Ct.
                    Robins AFB, GA 31098-1647
                    (912) 926-6488 ext. 195

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    1. CONTRACT ID CODE                              PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                                1       2
-----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO.
01                                  1999 JUL 14              N65236-9141-8F13
-----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                            CODE  N65236         7. ADMINISTERED BY (If other than Item 6)         CODE
SPACE AND NAVAL WARFARE SYSTEMS CENTER       --------------                                                          --------------
P.O. BOX 190022
NORTH CHARLESTON, SC 29419-9022
POC: NANCY GARTNER   CODE:  1113NG                              SAME AS BLOCK 6
EMAIL: gartnern@spawar.navy.mil
TELEPHONE: (843) 974-5921
-----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
      TELECOMMUNICATION SYSTEMS, INC.                                               -----------------------------------------------
      275 WEST STREET                                                               9B. DATED (SEE ITEM 11)
      SUITE 400
      ANNAPOLIS, MD  21401                                                       --------------------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                 [X]     NO.
                                                                                    N65236-99-A-7920/E013
                                                                                    -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE      0HAL7                         FACILITY CODE                               1999 MAY 21
-----------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-----------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14.4 The hour and date specified for receipt of Offers [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                 NET DECREASE
ACR:AA 97X4930.N63S  000  77777 0 065236  2F  000000  B91418F13AAN                  $117,137.37
JOB ORDER: BMU93M9A33
-----------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
(X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/
----     ORDER NO. IN ITEM 10A.
[ ]
-----------------------------------------------------------------------------------------------------------------------------------
[ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

-----------------------------------------------------------------------------------------------------------------------------------
[X]  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     MUTUAL AGREEMENT OF THE PARTIES
-----------------------------------------------------------------------------------------------------------------------------------
[ ]  D. OTHER (Specify type of modification and authority)

-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return ORIGINAL copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



                                                             SEE PAGE 2





Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     JEFF JOCKEL                                            NANCY GARTNER
-----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

BY  /s/ JEFF JOCKEL                        14 JUL 99        BY /s/ NANCY GARTNER                                   99 Jul 15
   ---------------------------------------                     ----------------------------------------
  (Signature of person authorized to sign)                     (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E013             PAGE 2 OF 2
MODIFICATION NO.                   01
================================================================================

1. The above referenced GSA BPA order is hereby being deobligated in the amount of $117,137.37.

2. As a result of the above, the total not to exceed amount of the order is hereby changed from $229,583.43 to $112,446.06, a net decrease of $117,137.37.

===================================================================================================================================
           ORDER FOR SUPPLIES OR SERVICES                     FORM APPROVED OMB             PAGE 1 OF
                                                              NO. 0704-0187                    4
                                                                                            -------------
                                                              EXPIRES JUN 30, 1997          5. CERTIFIED FOR
==================================================================================             NATIONAL DEFENSE
    Public reporting burden for the collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimates or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                         PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                  SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
-----------------------------------------------------------------------------------------------------------------------------------

1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.     3. DATE OF ORDER     4. REQUISITION/PURCH REQUEST NO.    UNDER DMS REG 1
   GS-35F-4655H                                                                                                         DO
   N65236-99-A-7920                E013                      1999 MAY 21          N65236-9141-8F13
-----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE  N65236              7. ADMINISTERED BY (if other than 6)  CODE               8. DELIVERY FOB
                                     ----------------                                               -----------
SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                              [X] DEST
P.O. BOX 190022                                                                                                     [ ] OTHER
NORTH CHARLESTON, SC 29419-9022                             SAME AS BLOCK 6                                         (See Schedule
POC: NANCY GARTNER   CODE: 1113NG                                                                                    if other)
EMAIL: gartnern@spawar.navy.mil
TELEPHONE: (843) 974-5921
-----------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR            CODE 0HAL7         FACILITY CODE               10. DELIVERY TO FOB POINT BY(Date)   11. MARK IF BUSINESS IS
                              ---------                  ----------         SEE SCHEDULE                     [ ] SMALL
   Name      TELECOMMUNICATION SYSTEMS INC                              ----------------------------         [ ] SMALL DISADVANTAGED
   and       275 WEST STREET                                            12. DISCOUNT TERMS                   [ ] WOMEN-OWNED
   Address   SUITE 400                                                      NET 30
             ANNAPOLIS, MD 21401                                        -----------------------------------------------------------
             TELEPHONE NO: (410) 280-1236                               13. MAIL INVOICES TO:
                                                                            SAME AS BLOCK 19
-----------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO              CODE                            15. PAYMENT WILL BE MADE BY    CODE  068688
                              ----------                                                      -------          MARK ALL
  CYPRESS GROUP                                              DFAS-SD OPLOC                                   PACKAGES AND
  5850A WEST CYPRESS STREET                                  CODE FPV                                        PAPERS WITH
  TAMPA, FL 33607                                            PO BOX 429100                                   CONTRACT OR
  M/F: N65236-99-A-7920/EO13                                 SAN DIEGO, CA 92142-9100    EFT: T              ORDER NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
16.       DELIVERY     [X]      This delivery order is issued on another Government agency or in accordance with and subject to
  TYPE                          terms and conditions of above numbered contract.
   OF    --------------------------------------------------------------------------------------------------------------------------
 ORDER    PURCHASE     [ ]
                          Reference your       furnish the following on terms specified herein.
                          ---------------------------------------------------------------------------------------------------------
                          ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                          PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                          TO PERFORM THE SAME.

  --------------------------------    -----------------------------------   ------------------------------   ---------------------
        NAME OF CONTRACTOR                         SIGNATURE                    TYPED NAME AND TITLE             DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
==================================================================================================================================
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
  ACR:AA  97X4930.NH3S  000  77777  0  065236  2F  000000  B91418F13AAN                                    $229,583.43
  JOB ORDER; 8MU93M9A33 (WK4E3R99PJ69968)
==================================================================================================================================
18.                   19.                                     20. QUANTITY      21.            22. UNIT       23.
   ITEM NO.           SCHEDULE OF SUPPLIES/SERVICES               ORDERED/      UNIT               PRICE          AMOUNT
                                                                  ACCEPTED
----------------------------------------------------------------------------------------------------------------------------------
                      SEND ORIGINAL & 2 COPIES OF
                      THE INVOICES TO:
                      SPAWARSYSCEN, CHARLESTON
                      ATTN: CODE 123 (FINANCE)
                      PO BOX 190022
                      N. CHARLESTON, SC 29419-9022                                                                 NTE
==================================================================================================================================
                                                      24. UNITED STATES OF AMERICA              25. TOTAL      $229,583.43
 *If quantity accepted by the Government is same as                                             ----------------------------------
quantity ordered indicate by X. If different, enter      /s/ Nancy Gartner                      29.
actual quantity accepted below quantity ordered and                                             DIFFERENCES   --------------------
encircle.                                                 BY:  NANCY GARTNER CONTRACTING/                     --------------------
                                                                       ORDERING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                         27. SHIP. NO.    28. D.O. VOUCHER NO.   30.
                                                                                                   INITIALS   --------------------
 [ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS   --------------                                     --------------------
                                TO THE CONTRACT EXCEPT     [ ] PARTIAL      ------------------------------------------------------
                                AS NOTED                   [ ] FINAL        32. PAID BY            33. AMOUNT VERIFIED CORRECT FOR
                                                           --------------
------------   ------------------------------------------  31. PAYMENT                             -------------------------------
    DATE       SIGNATURE OF AUTHORIZED GOVERNMENT           [ ] COMPLETE                           34. CHECK NUMBER
               REPRESENTATIVE                               [ ] PARTIAL
---------------------------------------------------------   [ ] FINAL                              -------------------------------
36. I certify this account is correct and proper for payment                                       35. BILL OF LADING NO.

------------   ------------------------------------------                                          -------------------------------
    DATE       SIGNATURE AND TITLE OF CERTIFYING OFFICIAL
----------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT       38. RECEIVED BY     39. DATE RECEIVED     40. TOTAL CONTAINERS    41. S/R ACCOUNT        42. S/R VOUCHER NO.
                                                                                           NUMBER
==================================================================================================================================
DD FORM 1155, JUN 94

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                          N65236-99-A-7920/E013                                          2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================

SECTION B - SUPPLIES OR SERVICES AND PRICES

SERVICES TO PROVIDE PROMINA NODES FOR JCSE IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $229,583.43

THE PERIOD OF PERFORMANCE IS 21 MAY 1999 THROUGH 30 SEPTEMBER 1999

N65236-99-A-7920/E013                                       PAGE 3 OF 4

                               STATEMENT OF WORK
                             PROMINA NODES FOR JCSE


1. SCOPE. This Statement of Work (SOW) defines the technical support required to fabricate special equipment racks for seven systems in support of the Joint Communication Support Element (JCSE).

2. REQUIREMENT. SPAWARSYSCEN CHASN-JOTC shall fabricate and integrate specific equipment into fixed plant racks. These rack systems shall be configured and tested per JCSE guidance. SPAWASRSYSCEN CHARN-JOTC shall coordinate the following activities with J-5 Branch:

         2.1. J-5 Branch shall provide a complete list of wiring diagrams, equipment and site specific layouts to SPAWARSYSCEN CHASN-JOTC prior to system build. This documentation will be used to create a Bill of Materials (BOM) for JCSR; any changes made by JCSE that may adversely affect the final BOM will be the responsibility of JCSE.

         2.2. SPAWARSYSCEN CHASN-JOTC shall procure contractor furnished equipment (CFE) designated by J-5 as listed in paragraph 5 and in the site specific list of material (attached).

         2.3. Subsequent to the delivery of GFE, SPAWARSYSCEN CHASN-JOTC shall install into 19" fixed plant racks: Promina 400 (Dual/Single Shelf), GPS receiver, trompeter patch panel, CAT 5 patch panel (MRVCs), CV-2048 Group modems, KIV-7 racks (size is site specific), HNF-81-1 (JCSE J-5 provided), UPSI Uninterruptible Power Sources (UPS) power strips, fan tray, Pairgain shelves. Sufficient space as designated by J-5 shall be retained for further equipment installation by JCSE personnel.

         2.4. J-5 shall supply SPAWARSYSCEN CHASN-JOTC with wiring diagrams and pin-outs for any and all cables prior to build of these cables.

         2.5. De-install Government provided HNF-81-1 Crypto Racks from existing JCSE systems and re-install into 19" rack enclosures. This includes all government and Contractor provided associated cabling.

         2.6. Provide a detailed List of Materials (LOM) for each site equipment rack to include equipment, quantity, cost, and procurement activity: GFE J-5, User, CFE, or others.

3. TESTING: SPAWARSYSCEN CHASN-JOTC will perform functional and acceptance test of each site equipment rack prior to deployment. J-5 personnel shall be responsible for operational readiness list of each site.

4.  LOGISTICS SUPPORT: N/A

5. GOVERNMENT AND CONTRACTOR FURNISHED EQUIPMENT (GFE/CFE): J-5 shall provide all GFE (i.e., Promina Nodes, HNF-81-1 racks, Encryption devices, GPS specifications, wiring diagrams, specifications of cables/quantity, specifications on racks size limitations, rack configuration chart, patch panel layouts, specifications, etc.). the following shall be CFE:

         a. DB25 Male to DB25 Male, pinned straight through, overall shield
         b.       19" Rackmount Shelves, Black, Ventilated (for Pairgains)
         c.       DB25 Fem to Fem Gender Changers
         d.       DB25 Male to Male Gender Changers
         e.       GPS (specified by J-5)
         f.       19" racks full and half height racks
         g.       Fan assemblies
         h.       UPS w/rails
         i.       CV-2048 w/shelf and two CV-2048 lighting protectors
         j.       KIV-7 racks (Dual/8 count)

         k.       Power Strips
         l.       Patch panels (Trompeter)
         m.       CAT 5 Patch Panels (for MRVCs)
         n.       Rackmount brackets for:
                  1. MRVCs
                  2. Cisco routers
         o. Twinax cable, miscellaneous connectors, pieces and parts as required
         p.       DC power supply wiring

6. DELIVERY: The projected completion date is 30 SEP 1999. The actual completion date is dependent on the delivery of all GFE. SPAWARSYSCEN CHASN-JOTC is not responsible for delay in the procurement and delivery of GFE.

CONTRACTOR FURNISHED EQUIPMENT: Government requested procured equipment and material only.

CONTRACTOR RESPONSIBILITY: Contractor shall provide working space for fabrication and testing of equipment racks/system. Contractor shall also be responsible for accountability, storage and securing of all GFE and procured equipment/material.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  02                                   1999 AUG 26                 N65236-9141-8F14
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                               NO.
                                                                                     [X]   N65236-99-A-7920/E012
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           OHAL7                         FACILITY CODE                                1999 MAY 21
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
     ACR:AA  97X4930.NH3S  000  77777  0  065236  2F  000000  B91418F14AAN                                 $31,000.00
     JOB ORDER: BMU93P9T47 (W80ITU990M04926)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                                 SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Jeffrey C. Jockel, Contracts Manager                                            NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  26 AUG 99
 /s/ JEFFREY JOCKEL                                                               /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    27 Aug 99
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E012                                                          PAGE 2 OF 2
MODIFICATION NO.                   02
====================================================================================================================================
     1.   The original Statement of Work is hereby modified as follows:

          PHASE 2B

          Delete (1) Remote Access Server
          Replace Cisco 7204 Router with Cisco 3640 Router
          Procure (12) SKB Transport Cases
          Procure (30) Support Cases
          Procure (12) Lockable Slide Out Shelves
          Procure (6) copies of Microsoft BackOffice Small Business Server 4.5 (Open Licenses) and (2) 5 Client Add-on Packs.
            Additionally, (1) copy of media will be required.

     2.   As a result of the above changes, the total not to exceed amount of the order is hereby changed from $824,091.46 to
          $855,091.46, a net increase of $31,000.00.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  01                                   1999 JUL 30                 N65236-9141-8F14
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022                                                                              ACCTING
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6               TATONKA
  POC: NANCY GARTNER   CODE: 1113NG                                                            TAMPA
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET                                                                  2015-012
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.
                                                                                     [X]   N65236-99-A-7920/E012
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 MAY 21
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
     ACR:AA  97X4930.NH3S  000  77777  0  065236  2F  000000  B91418F14AAN                                 $357,523.87
     JOB ORDER: BMU93P9T47 (W80ITU990M04926)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:
           MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                                 SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Jeffrey Jockel, Contracts Mgr                                             NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  3 AUG 99
               [SIG]                                                              /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 Aug 03
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E012                                                          PAGE 2 OF 2
MODIFICATION NO.                   01
====================================================================================================================================
     1.   The above referenced GSA BPA order is hereby being increased in the amount of $357,523.87 as follows:

          USASPO PHASE 2 -- $182,523.87
           (additional labor, travel and material)

          USASPO PHASE 2A -- $175,000.00
           (additional equipment as follows)
               KIV-7HS -- 18 EACH
               KIV-7HS STAND ALONE POWER SUPPLY -- 18 EACH
               STU-1910 -- 18 EACH
               STU-1910 STAND ALONE POWER SUPPLY -- 18 EACH

     2.   As a result of the above, the total not to exceed amount of the order is hereby changed from $466,567.59 to $824,091.46, a net increase of $357,523.87.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF  6
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187                 --------------------
                                                                            Expires Jun 30, 1997              CERTIFIED FOR
                                                                                                              NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH ORDER NO.   2. DELIVERY ORDER NO.      3. DATE OF ORDER    4. REQUISITION/PURCH  REQUEST NO.  UNDER DMS REG 1
GS-35F-4655H                                                                                                         DO
  N65236-99-A-7920               E012                      1999 MAY 21         N65236-9141-8F14
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE   N65236     7. ADMINISTERED BY (If other than 6) CODE                    8.DELIVERY FOB
                                   -------
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                    [x] DEST
 P.O. BOX 190022                                                                                           [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022                      SAME AS BLOCK 6                                      (See Schedule if other)
 POC: NANCY GARTNER  CODE:1113NG
 E-MAIL:gartnern@spawar.navy.mil
        ------------------------
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR               CODE   0HAL7      FACILITY CODE      10. DELIVER TO FOB POINT BY (Date)      11. MARK IF BUSINESS IS
                                    -----
                                                                                                          [ ] SMALL
                                                                  SEE SCHEDULE                            [ ] SMALL DISADVANTAGED
                                                                  --------------------------------------  [ ] WOMEN-OWNED
 NAME       TELECOMMUNICATIONS SYSTEMS INC          TAKOMA        12. DISCOUNT TERMS
 and        275 WEST STREET                         ACCOUNTING    NET 30
 ADDRESS    SUITE 400                               TAMPA         --------------------------------------
            ANNAPOLIS, MD  21401                                  13. MAIL INVOICES TO:

                                                                  SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY    CODE      068688
                                                                                               ------
                                                                                                                    MARK ALL
     CYPRESS GROUP                                        DFAS-SD OPLOC                                           PACKAGES AND
     5850A WEST CYPRESS STREET                            CODE FPV                                                 PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 429100                                            CONTRACT OR
     M/F: N65236-99-A-7920/E012                           SAN DIEGO, CA 92142-9100            EFT:T               ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVER  [X]  This delivery order is issued on another Government agency or in accordance with and subject to terms and
   TYPE                 conditions of above numbered contract.
    OF   -------------------------------------------------------------------------------------------------------------------------
  ORDER            [ ]
          PURCHASE      Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES
                        TO PERFORM THE SAME.
 ---------------------

    ------------------------    -----------------------    ------------------------------------     ------------------------------
        NAME OF CONTRACTOR             SIGNATURE                    TYPED NAME AND TITLE                    DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 97X4930.NH3S  000  77777  0  065236  2F  000000 B91418F14AAN                          $466,567.59
 JOB ORDER: BMU93P9T47 (W80ITU990M04926)
 ---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                          20. QUANTITY          21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICES                  ORDERED/         UNIT        UNIT PRICE             AMOUNT
                                                                 ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
                  SEND ORIGINAL & 2 COPIES OF
                  THE INVOICES TO:
                  SPAWARSYSCEN, CHARLESTON        DUPLICATE ORIGINAL
                  PO BOX 190022
                  N. CHARLESTON,SC 29419-9022                                                                        NTE
 ---------------------------------------------------------------------------------------------------------------------------------
 If quantity accepted by the Government is same as     24. UNITED STATES OF AMERICA                      25. TOTAL   $466,567.59
 quantity ordered, indicate by X. If different, enter       /s/ NANCY GARTNER                             ------------------------
 actual quantity accepted below quantity ordered and        ----------------------                       29.         -------------
 encircle.                                             BY:   NANCY GARTNER  CONTRACTING/ORDERING OFFICER DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN                           27. SHIP. NO.         28. D.O. VOUCHER NO. 30.
                                                                                                         INITIALS    -------------
                                                            -----------------
                                                                                                                     -------------
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE   [ ] PARTIAL           ----------------------------------------------
                             CONTRACT EXCEPT AS NOTED             [ ] FINAL         32. PAID BY          33. AMOUNT VERIFIED
                                                            -----------------                            CORRECT FOR
-------  -------------------------------------------------- 31. PAYMENT
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT                [ ] COMPLETE                                 ------------------------
          REPRESENTATIVE                                       [ ] PARTIAL                               34. CHECK NUMBER
 ---------------------------------------------------------- [ ] FINAL
                                                                                                         ------------------------
 36. I certify this account is correct and proper                                                        35. BILL OF LADING NO.
     for payment.
                                                                                                         ------------------------
------   --------------------------------------------------
 DATE     SIGNATURE AND TITLE OF CERTIFYING OFFICER
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                             NUMBER

 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E012                                 2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================


SECTION B - SUPPLIES OR SERVICES AND PRICES



SERVICES TO PROVIDE USASPO WIDE AREA NETWORK ANALYSIS AND DESIGN IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $466,567.59

THE PERIOD OF PERFORMANCE IS 21 MAY 1999 THROUGH 30 SEPTEMBER 1999

N65236-99-A-7920/E012                                                PAGE 3 OF 6


                                STATEMENT OF WORK
                                     USASPO
                               WIDE AREA NETWORK
                               ANALYSIS & DESIGN

1. BACKGROUND. The United States Army Systems Performance Office (USASPO) has a requirement to connect multiple users and sites to a Headquarters Local Area Network (LAN). This connectivity entails the Local Area and Wide Area Hardware, Software, Communication Links, and the appropriate procedures to ensure seamless interoperability.

2. SCOPE/OBJECTIVE. The purpose of this Statement of Work (SOW) is to provide for:

a. Engineering to determine the equipment and configuration of the remote site rack-mounted data communication suites.

b. Engineering to determine equipment and configuration of central site rack mounted data communication suite.

c. Integration of Government Furnished Equipment and COTS equipment and software for a lab version of the remote site suite of data communication equipment.

d. Integration of Government Furnished Equipment and COTS equipment and software for a lab version of the central site suite of data communication equipment.

e. Training on the setup and utilization of all lab equipment in conjunction with, and culminating in, system accreditation.

f. Procurement of "long lead items" to build five remote site data communication suites (based on accredited system).

g. Procurement of "long lead items" to build/integrate one central site data communication suite (based on accredited system).

h.  Provision of other lab equipment as required.

3.  REQUIREMENTS/TASKS TO BE PERFORMED: SSC Charleston-JOTC shall provide:

a. A design of central and remote site suites of equipment. The remote site suite shall contain:

         1.       1 Multimedia Server (GFE)

         2.       1 INMARSAT Explorer II (SSC Charleston-JOTC provided)

         3.       2 KIV-7's (SSC Charleston-JOTC provided)

         4.       1 Pulse Engineering KIV-7 rack (SSC Charleston-JOTC provided)

         5. 2 Data STU-III 1910s with Power Supply and rack (SSC Charleston-JOTC provided)

         6. 1 Cisco 2514 with appropriate cables V.35 cable, IP feature set, and rack mount assembly and Smartnet Maintenance (SSC Charleston-JOTC provided)

         7.       1 Power Strip (GFE)

         8.       1 12 Port 10BASET Hub (GFE)

         9.       1 1000VA UPS (GFE)

         10.      1 Roll-about rack (GFE)

N65236-99-A-7920/E012                                               PAGE 4 OF 6

The design of the remote site suite of equipment shall provide for:

a.       The ability for multiple users to access the multimedia server.

b. The ability for all users to send and receive encrypted high speed data (64 kbps) utilizing the INMARSAT-B terminal via the KIV-7s.

c. The ability for multiple users to send and recieve encrypted low-speed data over DSN via the STU-III 1910s

d. The ability for dial-on-demand routing (DDR) to be accomplished (over the INMARSAT and STU-111's) via the Cisco-2514.

e.       The ability for all equipment to utilize an UPS.

f. All equipment shall be configured in such a way as to provide minimal (if any) user intervention to accomplish these tasks. The preference would be for a user to click desktop icons to perform high and low speed transmission. DDR shall be configured by the SSC Charleston-JOTC prior to system shipment to remote sites.

g. The configuration of remote site suite of equipment (lab) and remote site suite of equipment (actual) shall be exactly the same.

The Central site suite of equipment (LAB Version) shall contain:

a. 1 Rackmount Remote Access Server (RAS) with Windows NT installed (SSC Charleston-JOTC provided). The Server configuration/manufacturer shall be determined by the Government. SSC Charleston-JOTC shall provide recommendations.

b.       2 KIV-7's (SSC Charleston-JOTC provided)

c.       1 Pulse Engineering 2-bay KIV-7 rack (SSC Charleston-JOTC provided)

d. 2 Data STU-III 1910's with power supply and chassis (SSC Charleston-JOTC provided)

e. 1 Cisco 2514 with V.35 cable, IP feature set, Smartnet Maintenance, and rack mount assembly (SSC Charleston-JOTC provided)

f.       1 Adtran NT-1 Chassis (SSC Charleston-JOTC provided)

g.       2 Adtran NT-1 Cards (SSC Charleston-JOTC provided)

h.       1 Power Strip (GFE)

i.       1 12 Port 10BASET Hub (GFE)

j.       1 1400VA UPS (GFE)

k.       1 Equipment Rack (SSC Charleston-JOTC provided)

The design of the central site suite of equipment shall provide for:

a. The ability for all remote users to access the USASPO HQ LAN via Remote Access Server. This assumes that the equipment will be configured so as to allow for the translation of ISDN INMARSAT originated), encrypted data into Serial Synchronous data, unencrypted, and authenticated by the Remote Access Server. This access will be accomplished via either the NT-1 or the STU-III 1910 based on origination.

b.       The ability for all equipment to utilize an UPS.

c. The configuration of central remote site of equipment (lab) and central site suite of equipment (actual) shall be exactly the same.

N65236-99-A-7920/E012                                            PAGE 5 OF 6

The central site suite of equipment (lab) will have the same components as the actual central site suite of equipment except for quantity differences. The actual central site suite of equipment shall contain:

a. 1 Remote Access Server with Windows NT installed (SSC Charleston-JOTC provided)
b.       8 KIV-7's (SSC Charleston-JOTC provided)
c.       1 Pulse Engineering 8-bay KIV-7 rack (SSC Charleston-JOTC provided)
d.       15 Data STU-III 1910s with chassis and power supply (SSC
         Charleston-JOTC provided)
e. 1 Cisco 7204 with appropriate cables, IP feature set, and rack mount assembly (SSC Charleston-JOTC provided)
f.       1 Adtran NT-1 Chassis (SSC Charleston-JOTC provided)
g.       5 Adtran NT-1 Cards (SSC Charleston-JOTC provided)
h.       1 Power Strip (GFE)
i.       1 12 Port 10BASET Switch Hub (GFE)
j.       1 1400 VA UPS (GFE)
k.       1 Equipment Rack (SSC Charleston-JOTC provided)

b. Upon design acceptance of the lab suites of equipment, SSC
Charleston-JOTC shall configure and deliver the equipment to USASPO Headquarters, install it in the lab, train users on set-up and operation procedures and be available for additional assistance during the accreditation process.

c. Upon completion of accreditation of the lab suites of equipment, SSC Charleston-JOTC shall procure, integrate and install the central site suite of equipment (actual). In addition, SSC Charleston-JOTC shall train users on the set-up and operation of this equipment.

d. SSC Charleston-JOTC shall provide 5 configured, remote suites of equipment to USASPO for deployment.

DELIVERABLES

1. Implementation Plan. This plan will be created using Microsoft Project. It will provide a time line for the procurement, installation and integration of all equipment associated with this project.

2. Engineering Design for Remote and Central0Site suites of equipment
   (LAB). This report will detail, both graphically and narratively the:

         a.       Equipment components
         b.       Equipment connectivity

3. Engineering Design for Central-Site suite of equipment (actual). This report will detail, both graphically and narratively the:

         a.       Equipment components
         b.       Equipment connectivity

4. Remote Site Operations Manual. This manual will detail the set-up and installation of the remote site suite of equipment.

5. Test and Acceptance Plan. This plan will provide for a thorough test of all components of each system. Testing will be accomplished with SSC Charleston-JOTC and Government personnel.

6. Budget. This budget will delineate all costs for labor, travel and equipment associated with this project.

N65236-99-A-7920/E012                                            PAGE 6 0F 6

SECURITY

All SSC Charleston-JOTC personnel shall possess a TS/SCI clearance. A list of all personnel associated with this project shall be submitted to USASPO for acceptance prior to commencement of work.

Y2K VERIFICATION

SSC Charleston-JOTC warrants that all telecommunications, computer hardware, firmware, and software products provided hereunder will accurately process, prior to, during and after the year 2000 all:

         1.       Related data
         2. Dates before, on or after January 1, 2000, to include but not limited to accurately inputting, storing, manipulating, comparing, calculating, updating, recording, displaying, outputting, and transferring such dates and data. SSC Charleston-JOTC shall provide verification that the operating systems software being delivered is compliant with the customer Year 2000 requirements. Validation of software will be scheduled for customer verification and monitoring.

PERIOD OF PERFORMANCE

The period of performance for this Statement of Work shall commence on date of award and continue through 30 September 1999.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  01                                   1999 AUG 03                 N65236-9119-8F29
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.
                                                                                     [X]   N65236-99-A-7920/E011
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
---------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 MAY 06
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NO CHANGE


------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [X]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                                 SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                        NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                                  /S/NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 Aug 03
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E011                                                          PAGE 2 OF 2
MODIFICATION NO.                   01
====================================================================================================================================
     1.   The line of accounting in Block 17 on the original DD Form 1155 is hereby changed to read as follows:

     ACR:AA  5793080 179 4750 835148 000000 00000 21131F 503000 F78100
             FSR:041283 PSR:591219 DSR:042606
             JOB ORDER: BJB93X9Q44 (F78100996800043)(MIPR NUMBER DIGX996800043)

     2.   The paying office in Block 15 on the original DD Form 1155 is hereby changed to read as follows:

            DFAS-DY AOG
            1050 FORRER BLVD.
            DAYTON, OH 45420-1472

     3.   As a result of the above changes, the total not to exceed amount of the GSA/BPA order remains unchanged.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            FORM APPROVED
                       ORDER FOR SUPPLIES OR SERVICES                       OMB NO. 0704-0187                  PAGE 1 OF
                                                                            EXPIRES JUN 30, 1997                  4
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               5. CERTIFIED FOR
                                                                                                               NATIONAL DEFENSE
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH     UNDER DMS REG 1
     ORDER NO.                   NO.                                                 REQUEST NO.
     GS-35F-4655H
     N65236-99-A-7920            E011                       1999 MAY 06              N65236-9119-8F29              DO
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE  N65236      7. ADMINISTERED BY (If other than 6) CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022                                                                                             8.DELIVERY FOB
  NORTH CHARLESTON, SC 29419-9022             SAME AS BLOCK 6                                                 [X] DEST
  POC: NANCY GARTNER CODE: 1113NG                                                                             [ ] OTHER
  EMAIL: gartnern@spawar.navy.mil                                                                             (See Schedule if
  TELEPHONE: (843) 974-5921                                                                                     other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF BUSINESS
                                                                                                                  IS
                                                                                      1999 JUN 30             [ ] SMALL
 NAME AND   TELECOMMUNICATIONS SYSTEMS INC                                        12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS    275 WEST STREET                                                           NET 30                      DISADVANTAGED
            SUITE 400   -                          -                              13. MAIL INVOICES TO:       [ ] WOMEN-OWNED
            ANNAPOLIS, MD 21401
                                                                                      SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
                                                                                                                  PACKAGES AND
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PAPERS WITH
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        CONTRACT OR
     TAMPA, FL 33607                                      PO BOX 2000009                                          ORDER NUMBER
     M/F: N65236-99-A-7920/E011                           ST. LOUIS, MO 63120-0009      EFT: T
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE                This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVERY[X]  conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE[ ]  Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.
 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 2192035 62 7510 52122930 252G S28043 PRON:A1-9-05026-1G-01 JON:9RCYJC                                         $147,378.17
 JOB ORDER: BJB93X9Q44 (F78100996800043/AA) MIPR9ESPARC004
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICES                 ACCEPTED*             UNIT        UNIT PRICE         AMOUNT

                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N. CHARLESTON, SC 29419-9022
                                                                                                                        NTE
----------------------------------------------------------------------------------------------------------------------------------
 If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA
 quantity ordered, indicate by X. If different, enter
 actual quantity accepted below quantity ordered and           /s/NANCY GARTNER
 encircle.                                               BY:   NANCY GARTNER                             25. TOTAL $147,378.17
                                                               CONTRACTING/ORDERING OFFICER              -------------------------
                                                                                                         29.
                                                                                                         DIFFERENCES

 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
                             CONTRACT EXCEPT AS NOTED              27. SHIP. NO.
------------------------------------------------------------       [ ] PARTIAL         28. D.O. VOUCHER  30. INITIALS
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment      31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 ------------------------------------------------                  [ ] FINAL           32. PAID BY        CORRECT FOR
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICIAL                                                         ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40.TOTAL CONTAINERS  41.S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                        NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E011                                  2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================

SECTION B - SUPPLIES OR SERVICES AND PRICES



SERVICES AND MATERIAL FOR TECHNICAL SUPPORT TO FABRICATE SPECIAL EQUIPMENT RACKS FOR SEVEN (7) SYSTEMS IN SUPPORT OF THE JOINT COMMUNICATION SUPPORT ELEMENT (JCSE) IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $147,378.17

                                                                       12 MAR 99
                               STATEMENT OF WORK
                             PROMINA NODES FOR JCSE


1. SCOPE: This Statement of Work (SOW) defines the technical support required to fabricate special equipment racks for seven systems in support of the Joint Communication Support Element (JCSE).

2. REQUIREMENT: SPAWARSYSCEN CHASN-JOTC shall fabricate and integrate specific equipment into fixed plant racks. These rack systems shall be configured and tested per JCSE guidance. SPAWARSYSCEN CHASN-JOTC shall coordinate the following activities with J-5 Branch:

         2.1. J-5 Branch shall provide a complete list of wiring diagrams, equipment and site specific layouts to SPAWARSYSCEN CHASN-JOTC prior to system build. This documentation will be used to create a Bill of Materials (BOM) for JCSE; any changes made by JCSE that may adversely affect the final BOM will be the responsibility of JCSE.

         2.2. SPAWARSYSCEN CHASN-JOTC shall procure contractor furnished equipment (CFE) designated by J-5 as listed in paragraph 5 and in the site specific list of material (attachment).

         2.3. Subsequent to the delivery of GFE, SPAWARSYSCEN CHASN-JOTC shall install into 19" fixed plant racks: Promina 400 (Dual/Single Shelf), GPS receiver, Trompeter patch panel, CAT 5 patch panel (MRVCs), CV-2048 Group modems, KIV-7 racks (size is site specific), HNF-81-1 (JCSE J-5 provided), UPSI Uninterruptible Power Sources (UPS), power strips, fan tray, Pairgain shelves. Sufficient space as designated by J5 shall be retained for further equipment installation by JCSE personnel.

         2.4. J-5 shall supply SPAWARSYSCEN CHASN-JOTC with wiring diagrams and pin-outs for any and all cables prior to build of these cables.

         2.5. De-install government provided HNF-81-1 Crypto Racks from existing JCSE systems and re-install into 19" rack enclosures. This includes all government and contractor provided associated cabling.

         2.6. Provide a detailed List of Materials (LOM) for each site equipment rack to include equipment, quantity, cost, and procurement activity:
         GFE J-5, User, CFE, or others.

3. TESTING: SPAWARSYSCEN CHASN-JOTC will perform functional and acceptance test of each site equipment rack prior to deployment. J-5 personnel shall be responsible for operational readiness test of each site.

4. LOGISTICS SUPPORT: N/A

5. GOVERNMENT AND CONTRACTOR FURNISHED EQUIPMENT (GFR/CFE): J-5 shall provide all GFE (i.e. PROMINA Nodes, HNF-81-1 racks, Encryption devices, GPS specifications, Wiring Diagrams, specifications of cables/quantity, specifications on racks size limitations, rack configuration chart, patch panel layouts, specifications, etc.). The following shall be CFE:

        1. DB25 Male to DB25 Male, pinned straight through, overall shield.
        2. 19" Rackmount Shelves, Black, Ventilated (for Pairgains).
        3. DB25 Fem to Fem Gender Changers.
        4. DB25 Male to Male Gender Changers.
        5. GPS (specified by J-5)
        6. 19" racks Full and Half height racks,
        7. Fan assemblies,
        8. UPS w/rails,
        9. CV-2048 w/shelf and two CV-2048 lighting protectors.
       10. KIV-7 racks (Dual/8 count),
       11. Power strips
       12. Patch panels (Trompeter)
       13. CAT 5 Patch Panels (for MRVCs)
       14. Rackmount brackets for:
                 a. MRVCs
                 b. Cisco routers
       15. Twinax cable, miscellaneous connectors, pieces and parts as required.
       16. D.C. power supply wiring.

6. DELIVERY: The projected completion date is 30 Jun 99. The actual completion date is dependent on the delivery of all GFE. SPAWARSYSCEN CHASN-JOTC is not responsible for delay in the procurement and delivery of GFE.

CONTRACTOR FURNISHED EQUIPMENT: Government requested procured equipment and material only.

CONTRACTOR RESPONSIBILITY: Contractor shall provide working space for fabrication and testing of equipment racks/system. Contractor shall also be responsible for accountability, storage and securing of all GFE and procured equipment/material.

COMPLETE LIST OF MATERIAL AND ESTIMATED COST FOR ALL SITES TO BE COMPLETED NLT 14 APRIL 99.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  01                                   1999 JUN 08                 N65236-9154-8F09
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.
                                                                                     [X]   N65236-99-A-7920/E010
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 APR 12
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
ACR:AB 2192035  62  7510  52122930  252G  S28043  PRON A1-9-05026-1G-01  JON: 9RCYJC                       $31,973.00
JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE ------
CONTRACT/ORDER NO. IN ITEM 10A. [ ]
------------------------------------------------------------------------------------------------------------------------------------
[ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
[X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
[ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                                 SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Jeffrey Jockell                                                           NANCY GARTNER
      Contracts Mgr.
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  8 JUN 99
 /s/ JEFFREY JOCKELL                                                              /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 JUN 09
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E010                                                          PAGE 2 OF 2
MODIFICATION NO.                   01
====================================================================================================================================
     1.   This constructive change order modification is being issued in accordance with FAR Clause 52.243-1 --
          Changes -- Fixed Price -- Alternate I (APR 1984).

     2.   The period of performance is hereby changed from 12 MAY 1999 to 30 SEP 1999.

     3.   As a result of the above, the total not to exceed amount of the order is hereby changed from $70,296.22 to $102,269.22, a net increase of $31,973.00.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187
                                                                            Expires Jun 30, 1997              PAGE 1 OF 3
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH    UNDER DMS REG 1
     ORDER NO.                   NO.                                                 REQUEST NO.
     GS-35F-4655H                                                                                              DO
     N65236-99-A-7920            E010                    1999 APR 12               N65236-9097-8F11
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                       8.DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
 P.O. BOX 190022                                                                                              [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022               SAME AS BLOCK 6                                                (See Schedule if
 POC: NANCY GARTNER CODE 1113NG                                                                                 other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF
                                                                                  BY (Date)                   BUSINESS IS
                                                                                                              [ ] SMALL
                                                                                  1999 MAY 12                 [ ] SMALL
                                                                                                                  DISADVANTAGED
 NAME AND       TELECOMMUNICATION SYSTEMS INC                                     12. DISCOUNT TERMS          [ ] WOMEN-OWNED
 ADDRESS        275 WEST STREET
                SUITE 400                                                         NET 30
                ANNAPOLIS, MD 21401
                                                                                  13. MAIL INVOICES TO:

                                                                                  SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                          CONTRACT OR
     M/F: N65236-99-A-7920/E010                           ST LOUIS, MO 63120-0009                     EFT: T      ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
   TYPE                conditions of above numbered contract.
 OF ORDER
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]
                       Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.

 ----------------------------------    ----------------------------    ----------------------------------   ----------------------
        NAME OF CONTRACTOR                      SIGNATURE                       TYPED NAME AND TITLE             DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 2192035 62 7510 52122930 252G S28043 PRON:A1-9-05026-1G-01 JON:9RCYJC           $70,296.22
 JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA) MIPR9ESPARC004
 ---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                          20. QUANTITY
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICE                  ORDERED/           21.         22.                23.
                                                                ACCEPTED*             UNIT        UNIT PRICE         AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N. CHARLESTON, SC 29419-9022
                                                                                                                        NTE
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as      24. UNITED STATES OF AMERICA
 quantity ordered, indicate by X. If different, enter
 actual quantity accepted below quantity ordered and         /s/ NANCY GARTNER
 encircle.                                               BY:   NANCY GARTNER                              25. TOTAL   $70,296.22
                                                               CONTRACTING/ORDERING OFFICER               ------------------------
                                                                                                          29.         ------------
                                                                                                          DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN                                27. SHIP. NO.       28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL             NO.
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE     [ ] FINAL
                                CONTRACT EXCEPT AS NOTED

 --------   -----------------------------------------------------
   DATE      SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

 36. I certify this account is correct and proper for payment      31. PAYMENT         32. PAID BY        33. AMOUNT VERIFIED
                                                                                                          CORRECT FOR
                                                                   [ ] COMPLETE
 --------   -----------------------------------------------------  [ ] PARTIAL                            ------------------------
   DATE      SIGNATURE AND TITLE OF CERTIFYING OFFICER             [ ] FINAL                              34. CHECK NUMBER

                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.


 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                            NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E010                                  2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================

SECTION B - SUPPLIES OR SERVICES AND PRICES

SERVICES AND MATERIAL TO SUPPORT A DEPLOYED JTF AND JSOTF HEADQUARTERS WITH A MAINTENANCE AND TECHNICAL TEAM DURING BOTH REAL WORLD AND DEPLOYMENT EXERCISES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $70,296.22

                               STATEMENT OF WORK
                      Y2K UPGRADE AND MAINTENANCE CONTRACT
                             FOR JCSE CISCO SYSTEMS

1. SCOPE: This Statement of Work (SOW) defines the requirement for Y2K compliance and a maintenance contract by SPAWARSYSCEN CHASN-JOTC of the Joint Communication Support Element's (JCSE) CISCO systems.

2. BACKGROUND: Joint Communication Support Element (JCSE) is tasked by Joint Chief of Staff (JCS) to support a deployed JTF and JSOTF headquarters with a maintenance and technical team during both ream world and deployment exercises. The JCSE is capable of deploying anywhere in the world within hours of notification and is responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with state of the art equipment and highly specialized personnel giving this unit the capability to maintain a high state of readiness.

3. REQUIREMENTS: SPAWARSYSCEN CHASN-JOTC shall provide contract assistance to acquire Y2K upgrade and a maintenance contract for the following JCSE equipment:

Y2K UPGRADE AND MAINTENANCE CONTRACT REQUIREMENTS

6  EA CISCO 2501              SMARTNET MAINTENANCE
17 EA CISCO 4000              SMARTNET MAINTENANCE
1  EA CISCO 2503              SMARTNET MAINTENANCE
2  EA CISCO 7507              SMARTNET MAINTENANCE
2  EA CATALYST 30XX           SMARTNET MAINTENANCE
2  EA WS-C50XX                SMARTNET MAINTENANCE
3  EA CISCO 2514              SMARTNET MAINTENANCE

2  EA SNT SERVICE 24 PORT HUB
4  EA CWSI CAMPUS BUNDLE WITH RESOURCE
3  EA MANAGER ESSENTIALS FOR NT CWSI 2.x, CW4, CWW, NT BUNDLE UPGRADE
      FROM CWSI 2.x, CW4, CWW, NT
2  EA RSP-FLC16M (16 MB FLASH KIT)

4. LOGISTICS SUPPORT: N/A

5. GOVERNMENT FURNISHED EQUIPMENT (GFE): N/A

6. DELIVERY: The target completion date is 12 MAY 1999.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            FORM APPROVED                     PAGE 1 OF 9
                       ORDER FOR SUPPLIES OR SERVICES                       OMB NO. 0704-0187
                                                                            EXPIRES JUN 30, 1997
 ---------------------------------------------------------------------------------------------------------------------------------
5.CERTIFIED FOR NATIONAL DEFENSE

 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH ORDER NO. 2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH    UNDER DMS REG 1
                                 NO.                                                  REQUEST NO.
 GS-35F-4655H                                                                                                   DO
 N65236-99-A-7920                E009                    1999 MAR 31               N65236-9089-8FO4
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE __________        8.DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                   [X] DEST
 P.O. BOX 190022                                                                2015-009                  [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                             (See Schedule if other)
 POC: NANCY GARTNER CODE: 1113NG
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE  0HAL7    FACILITY CODE  _____    10. DELIVER TO FOB POINT     11. MARK IF BUSINESS IS
                                                                      By (Dale)                    [ ] SMALL
 NAME     TELECOMMUNICATION SYSTEMS INC       Tatonka                 1999 SEP 30                  [ ] SMALL DISADVANTAGED
 AND      275 WEST STREET                     Accounting              12. DISCOUNT TERMS           [ ] WOMEN-OWNED
 ADDRESS  SUITE 400                           Tampa                   NET 30
          ANNAPOLIS, MN 21401
                                                                      13. MAIL INVOICES TO:
                                                                      SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE _______              15. PAYMENT WILL BE MADE BY  CODE  068688                   MARK ALL
     CYPRESS GROUP                                        DFAS-SD OPLOC                                          PACKAGES AND
     5850A WEST CYPRESS STREET                            CODE FPV                                                PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 429100                                           CONTRACT OR
     M/F: N65236-99-A-7920/E009                           SAN DIEGO, CA 92142-9100       EFT: T                   ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE            [X]     This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVER          conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]    Reference your                furnish the following on terms specified herein.
 ---------------------------------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.

 --------------------------   --------------  ----------------------------------------------                 ---------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE                                              DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 97X4930.NH3S     000      77777      0      065236      2F         000000      B90898F04AAN              $151,00.81
 JOB ORDER: BMUM3P8DB4 (W808TU980504801)
 ---------------------------------------------------------------------------------------------------------------------------------
 18. ITEM NO.     19. SCHEDULE OF SUPPLIES/SERVICES       20. QUANTITY ORDERED/ACCEPTED*   21. UNIT   22. UNIT PRICE    23. AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                 MAIL INVOICES TO:
                 SPAWAR
                 CODE 123                                       DUPLICATE ORIGINAL
                 PO BOX 190022
                 N. CHARLESTON, SC 29419-9022
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as    24. UNITED STATES OF AMERICA
 quantity ordered indicate by X. If different, enter
 actual quantity accepted below quantity ordered and     /s/ NANCY GARTNER
 encircle.                                                                                              25. TOTAL  151,003.81
                                                       BY: NANCY GARTNER CONTRACTING/ORDERING OFFICER
                                                                                                        29.
                                                                                                        DIFFERENCE
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.
                                                                   [ ] PARTIAL         28. D.O. VOUCHER
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.            30. INITIALS
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40.TOTAL CONTAINERS  41.S/R ACCOUNT     42. S/R VOUCHER NO.
                          (Print)               (YYMMMDD)                                 NUMBER

 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94 (EG)                PREVIOUS EDITION MAY BE USED.       Designed using Perform Pro, WHS/DIOR, Jun 94
 ---------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E009                                  2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================

SECTION B - SUPPLIES OR SERVICES AND PRICES


SERVICES TO PROVIDE AUTOMATED DATA AND AUDIO CONFERENCING/SWITCHING SYSTEM FOR THE UNITED STATES ARMY SYSTEMS PERFORMANCE OFFICE (USASPO) IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

THE CONTRACTOR SHALL HAVE A TS/SCI SECURITY CLEARANCE. FIRM FIXED PRICE:
$151,003.81

                               STATEMENT OF WORK
                  SYSTEMS ENGINEERING AND TECHNICAL ASSISTANCE
                   COMMUNICATION AND CONTROL SWITCHING SYSTEM


1.  SCOPE

This Statement of Work (SOW) establishes the requirements for an automated data and audio conferencing/ switching system, known as the Communications and Control Switch System (CCSS). The contractor shall provide this system to the United States Army Systems Performance Office (USASPO).

2.  APPLICABLE DOCUMENTS

         2.1.  MILITARY STANDARDS (FOR GUIDANCE ONLY)

MIL-STD-188-100 Common Long Haul and Tactical Communications System Technical Standards

MIL-STD-188-144 Electrical Characteristics of Digital Interface Circuits

MIL-STD-188-124 Grounding, Bonding, and Shielding for Common Long Haul and Tactical Communications Systems

MIL-STD-461 Electromagnetic Interference Characteristics, Requirements for Equipment

MIL-HDBK-232A Red/ Black Engineering - Installation Guidelines

         2.2.  ELECTRONIC INDUSTRY ASSOCIATION STANDARDS

EIA  RS-530

3.  REQUIREMENTS

         3.1.   GENERAL REQUIREMENTS

The CCSS shall be a highly reliable, integrated communications system, consisting of commercial, off-the-shelf (OTS) equipment/ non-developmental items, that supports operation, control, and switching of radios, landlines, computer terminals, crypto, and data devices. The contractor shall design, develop, fabricate, manufacture, procure, assemble, install, integrate, and test the CCSS to satisfy the requirements of USASPO.

The contractor shall be responsible for all CCSS equipment, both OTS and GFE, and shall ensure all interfaces among them work properly. The contractor shall ensure the interfaces are in compliance with the listed government standards and guidelines.

The system shall include a data conferencing/ switching subsystem and an audio conferencing/ switching subsystem. The data subsystem shall include, but not be limited to:

- government-furnished equipment (GFE) data devices such as STU-III secure telephones, a facsimile machine, a scanner, a spectrum analyzer, a printer, and data controllers.

- OTS data devices such as personal computers

- an OTS data switch

The data subsystem shall be designed to allow an operator(s) to configure, control, and monitor the data subsystem from the desktop to the maximum extent feasible. The contractor shall design the data subsystem to allow for future expansion to include other data devices.

The audio subsystem shall include, but not be limited to:

- GFE audio devices such as ST-40 secure/ non-secure station telephones and STU-III/R secure dial-through telephones

- OTS audio devices such as IST-40 secure/ non-secure station telephone and Audio Monitor Panels (AMPs)

- an OTS audio switch

The audio subsystem shall be designed to allow an operator(s) to configure, control, and monitor the audio subsystem from the desktop to the maximum extent feasible. The contractor shall design the audio subsystem to allow for future expansion to include other audio devices. The contractor shall also design the audio subsystem to include interfaces that are compatible with other audio switches and Central Office (CO) equipment, in anticipation of connection to other audio subsystems both on-base and off-base.

         3.2. Operations

The CCSS shall provide audio connectivity to operator-determined radio nets for transmission and reception. From a terminal, the operator shall be able to quickly change the configuration of the CCSS. The system must indicate to the operator the current switch state and health status, including alarms, of the switching devices and attached devices.

         3.3. Physical Layout

The CCSS shall consist of two base operator positions and at least six remote operator positions. Four of the remote operator positions shall exist in the remote operations room located one room away from the base operations room. The locations of the remaining two remote operator positions are TBD.

Each operator position will allow to varying degrees the operator(s) to configure, control, and monitor the CCSS. The exact functions to be designed into each position will be specified by USASPO at the Final Design Review (refer to paragraph 3.5.5). Physically they shall consist of consoles with a writing surface that allow the devices at each position to be mounted securely into standard 19" racks. Each console shall allow front and rear access to the installed equipment, allowing easy maintenance.

All GFE audio devices, OTS switching devices, and manual patching facilities will reside in bay cabinets in the rear of the radio room. Each bay cabinet shall allow front and rear access to the installed equipment, allowing easy maintenance.

        3.4.   SUPPORTABILITY

The CCSS shall be a turnkey system. All hardware and software provided as part of the CCSS will be proven, state-of-the-art, low-risk technology. It will be reliable and easily maintainable. In the event of a failure of the switching equipment, the operator(s) must have the capability to manually patch around the failed equipment.

        3.5.   PROGRAM PLAN

The contractor shall utilize a seven-step design and review methodology to accomplish the tasks dictated in this SOW.

                 3.5.1.  Step One - Initial Site Survey

The contractor will conduct an initial site survey to the USASPO. The purpose of the site survey is to review the SOW requirements with USASPO personnel in sufficient detail to produce an initial design plan, and to become familiar with the physical layout of the existing base station and remote base sites. This step should require two to three days.

                 3.5.2.  Step Two - Initial Design Plan

The contractor will produce a draft design plan on the CCSS design. The
Initial Design Plan shall contain at a minimum engineering drawings of proposed equipment racks and consoles, equipment lists detailing item descriptions, manufacturers, quantities, origin (GFE or OTS), and an overall Plan of Action and Milestone time table to complete the project. This step should require ninety days.

                 3.5.3.  Step Three - Initial Design Plan and Program Review

The contractor will conduct a program review with USASPO personnel of the initial design plan, including engineering drawings and equipment listings. Any changes, additions, deletions, or modifications will occur at this time. This step should require one to two days.

                  3.5.4. Step Four - Final Design Plan

The contractor will incorporate modifications into the draft design plan and produce the final design plan. The Final Design Plan shall contain final versions of the information required in CDRL A0001 (see paragraph 4.1), plus a CCSS equipment installation schedule. This step should require forty-five days.

                  3.5.5. Step Five - Final Design Plan and Program Review

The contractor will present the final design plan to USASPO personnel for approval. The review will include approving:

- capabilities to be available at each operator position

- the final Bill of Materials, including vendors and quantities

- physical layout of the CCSS, including placement and color scheme of the cabinets and consoles

- recommended spares list

- warranties

- power distribution scheme

- items built into CCSS that allow for future expansion

This step should take one day.

                  3.5.6. Step Six - Pre-Installation

The contractor will fabricate, manufacture, procure, and assemble the CCSS at the contractor facility. The contractor may use substitute equipment in lieu of GFE to preclude shut down of the existing base station at USASPO. USASPO will observe a demonstration of the CCSS at the contractor facility to ensure satisfaction with the system. This step should take one hundred eighty days.

                  3.5.7. Step Seven - Installation

The contractor will install, integrate, and test the CCSS at the USASPO facility. This step should take forty-five days.

         3.6. TRAINING

                  3.6.1. Operations Training

The contractor shall provide training and training material to qualify government personnel in the complete operations of the CCSS. The contractor shall provide training to approximately half a dozen operations personnel to perform the following tasks:

     -    Startup the CCSS

     - Configure devices to operate and interface optimally with other devices in the CCSS and base station

     -    Automatically patch devices through to other devices

     - Manually patch devices through to other devices in the event of a failure

     -    Shutdown the CCSS

                  3.6.2.  Maintenance Training

The contractor shall provide training and training material to qualify government personnel in the complete operations, maintenance, and logistic support of the CCSS. The contractor shall provide training to approximately half a dozen maintenance personnel to perform the following tasks:

     -    Operate the CCSS

     -    Troubleshoot hardware and software faults to the Line Replaceable Unit
          (LRU) level for all OTS devices

     -    Perform required periodic maintenance on OTS devices

     *    Contact OTS device vendors for sparing or maintenance support

The contractor shall identify all peculiar/ specific support equipment required for the organizational and intermediate maintenance of the CCSS. This includes vehicles, equipment, tools, and other items used to service, transport, hoist, repair, overhaul, assemble, disassemble, test, inspect, or otherwise maintain the CCSS.

          3.7.  TEST AND EVALUATION

The contractor shall test and evaluate the CCSS and ensure the test results verify all hardware and software meet CCSS design plan and vendor specifications. This test and evaluation should be completed immediately after installation in the USASPO.

4.  DELIVERABLES

The contractor will complete tasks and submit the following required deliverable items to the government within the period specified in the CDRLs.

          4.1.  INITIAL DESIGN PLAN

The contractor shall produce an Initial Design Plan no later than ninety days after Delivery Order Award (CDRL A0001). Paragraph 3.5.2 specifies the contents of the plan.

          4.2.  FINAL DESIGN PLAN

The contractor shall provide a Final Design Plan no later than one hundred thirty-five days after Delivery Order Award (CDRL A002). Paragraph 3.5.4 specifies the contents of the plan.

          4.3.  PERFORMANCE REPORTS

The contractor shall submit a monthly cost and performance report per paragraph
3.1.6.2 and 3.1.6.3 of the SETA contract SOW (CDRL A007 and A008).

          4.4.  OPERATIONS TRAINING

The contractor shall provide an operations training plan, which will be used to train operations personnel to perform the tasks specified in paragraph 3.6.1 (CDRL A003).

          4.5.  MAINTENANCE TRAINING

The contractor shall provide a maintenance training plan, which will be used to train maintenance personnel to perform the tasks specified in paragraph 3.6.2 (CDRL A004).

          4.6.  TEST PLAN

The contractor shall produce a test plan. The plan shall contain all test procedures needed to demonstrate the CCSS is in compliance with the specifications detailed in paragraph 3.7 (CDRL A005).

5.  ACCEPTANCE

The Contracting Officer shall accept the CCSS based on recommendations from the Contracting Officer's Representative and USASPO. USASPO shall evaluate the deliverables for correctness, sufficiency of technical content, and compliance with applicable specifications and standards in the CDRLs.

6.  SECURITY

Performance of the delivery order will require access to TOP SECRET/ SCI information by all contract team members.

7.  PERIOD OF PERFORMANCE

The period of performance will be from 31 March 1999 through 30 September 1999.

8.  RELEASE OF INFORMATION

The contractor shall protect from public disclosure all technical data provided by the government, IAW the markings thereon and the limitations of release contained in FAR Part 3. Additionally, all information related to the items to be delivered or services to be performed under this DO should not be disclosed by any means without prior approval of the authorized representative of the Contracting Officer.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved                     PAGE 1 OF 3
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187                 5.CERTIFIED FOR
                                                                             Expires Jun 30, 1997             NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH    UNDER DMS REG 1
     ORDER NO.                   NO.                                                  REQUEST NO.
 GS-35F-4655H                                                                                                   DO
 N65236-99-A-7920                E008                    1999 MAR 25               N65236-9081-8F04
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                   8.DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                   [X] DEST
 P.O. BOX 190022                                                                2015-008                  [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022               SAME AS BLOCK 6                                            (See Schedule if other)
 POC: NANCY GARTNER CODE: 1113NG
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE             10. DELIVER TO FOB POINT BY (Date)  11. MARK IF BUSINESS IS
                                                                      1999 JUN 30                         [ ] SMALL
 NAME     TELECOMMUNICATION SYSTEMS INC       Tatonka                                                     [ ] SMALL DISADVANTAGED
 AND      275 WEST STREET                     Accounting              12. DISCOUNT TERMS                  [ ] WOMEN-OWNED
 ADDRESS  SUITE 400                           Tampa                   NET 30
          ANNAPOLIS, MD 21401
                                                                      13. MAIL INVOICES TO
                                                                      SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS-SL-AOD                                            PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                          CONTRACT OR
     M/F: N65236-99-A-7920/E008                           ST LOUIS, MO  63120-0009        EFT: T                  ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE            [X] This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVERY     conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]    Reference your                furnish the following on terms specified herein.
 ---------------------------------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.

 --------------------------   --------------  ----------------------------------------------                 ---------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE                                              DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA  2192035  62  7510  52122930  252G  S28043  PRON:A1-9-05026-1G-01 JON:9RCYJC                     $10,320.00
 JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA)
 ---------------------------------------------------------------------------------------------------------------------------------
 18.ITEM NO.     19.SCHEDULE OF SUPPLIES/SERVICES         20. QUANTITY ORDERED/ACCEPTED*   21.UNIT    22.UNIT PRICE     23.AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                 MAIL INVOICES TO:
                 SPAWAR
                 CODE 123                                       DUPLICATE ORIGINAL
                 PO BOX 190022
                 N. CHARLESTON, SC 29419-9022                                                                              NTE
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as     24. UNITED STATES OF AMERICA                   25. TOTAL $ 10,320.00
 quantity ordered indicate by X. If different, enter
 actual quantity accepted below quantity ordered and     /s/ NANCY GARTNER
 encircle.
                                                        BY: NANCY GARTNER CONTRACTING/ORDERING OFFICER
                                                                                                       29.
                                                                                                       DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN                                27. SHIP. NO.        28. D.O. VOUCHER     30. INITIALS
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE                                 NO.
                          CONTRACT EXCEPT AS NOTED              ---------------------
                                                                   [ ] PARTIAL          --------------------------------------------
------   ----------------------------------------------------      [ ] FINAL            32. PAID BY          33. AMOUNT VERIFIED
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE     ---------------------                        CORRECT FOR
 ------------------------------------------------------------                                                -----------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT                               34. CHECK NUMBER
                                                                                                             -----------------------
------   ----------------------------------------------------      [ ] COMPLETE                              35. BILL OF LADING NO.
 DATE     SIGNATURE AND TITLE OF CERTIFYING OFFICIAL                  [ ] PARTIAL
                                                                   [ ] FINAL
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40.TOTAL CONTAINERS  41.S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                       NUMBER

 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E008                                  2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================

SECTION B - SUPPLIES OR SERVICES AND PRICES



SERVICES AND MATERIAL FOR THE PURCHASING, INTEGRATION AND DELIVERY OF THE CONFIGURATION UTC 6JC80 C41 PLANS TEAM SUPPORT THE JOINT COMMUNICATIONS SUPPORT ELEMENT (JCSE) IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $10,320.00

N65236-99-A-7920/E008                                            PAGE 3  OF  3


                               STATEMENT OF WORK
                 ACQUISITION OF PELICAN/HARDENED TRANSIT CASES

1. SCOPE. This Statement of Work (SOW) defines the requirement pertaining to the purchasing, integration and delivery of the configuration UTC 6JC80 C41 Plans Team Support the Joint Communications Support Element (JCSE) in FY99.

2. REQUIREMENTS. The contractor shall procure thirty-two (32) hardened cases for JCSE. The Pelican/Hardened transit cases are required for transport of the C4J Plans Team UTC equipment. Three cases are required per UTC, for a total of twelve (12). These cases must have sufficient size to carry the UTC printer, printing cartridge, scanner, and accessories (i.e., typing paper) but are sized within specifications appropriate for delivery to exercise or contingency objective area as baggage on commercial aircraft. Five (5) cases are required per UTC for a total of twenty (20), to carry Dell laptop computers and associated cables and drives. Internal padding is required, with cutouts for the equipment listed above. Transit cases must have a locking device or provisions made for use of commercial or government-provided locks.

2.1 DELIVERY. The configuration UTC will be completed within fourteen (14) days after receipt of the Pelican/Hardened transit cases from the vendor.

2.2  CONFIGURATION. (See paragraph 2 above).

2.3 INSTALLATION. Pelican/Hardened transit cases will ship to the contractor's facility to be integrated. The contractor shall provide the necessary documentation described in the SOW agreement.

2.4 LOGISTICS SUPPORT. Receive warranty documentation and update configuration list.

2.5 PACKAGING. Pelican/Hardened transit cases shall be packaged for delivery in accordance with SOW agreement.

2.6 GOVERNMENT FURNISHED EQUIPMENT (GFE). HP Scanner, Camera, HP Printers, Printing cartridges, and Zip drive. The Dell laptops will be provided but all software will be loaded by JCSE.

3. RESCHEDULING OF GFE. In the event of GFE being required for a mission, a new shipment date will be established within sixty (60) days.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved
                       ORDER FOR SUPPLIES OR SERVICES                       OMB No. 0704-0187
                                                                            Expires Jun 30, 1997              PAGE 1 OF
 ---------------------------------------------------------------------------------------------------------------------------------
5. CERTIFIED FOR NATIONAL DEFENSE

 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH           2. DELIVERY ORDER          3. DATE OF ORDER          4. REQUISITION/PURCH     UNDER DMS REG 1
     ORDER NO.                   NO.                                                 REQUEST NO.
     GS-35F-4655H
     N65236-99-A-7920            E007                       1999 MAR 25              N65236-9081-8F01              DO
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE  N65236      7. ADMINISTERED BY (If other than 6) CODE
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022                                                                                             8.DELIVERY FOB
  NORTH CHARLESTON, SC 29419-9022             SAME AS BLOCK 6                                                 [X] DEST
  POC: NANCY GARTNER CODE: 1113NG                                                                             [ ] OTHER
  EMAIL: gartnern@spawar.navy.mil                                                                             (See Schedule if
  TELEPHONE: (843) 974-5921                                                                                     other)
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR                 CODE 0HAL7   FACILITY CODE                         10. DELIVER TO FOB POINT    11. MARK IF BUSINESS
                                                                                      BY (DATE)                    IS
                                                                                      1999 APR 09             [ ] SMALL
 NAME AND   TELECOMMUNICATIONS SYSTEMS INC                                        12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS    275 WEST STREET                                                           NET 30                      DISADVANTAGED
            SUITE 400                                                             13. MAIL INVOICES TO        [ ] WOMEN-OWNED
            ANNAPLOIS, MD 21401
                                                                                      SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
                                                                                                                  PACKAGES AND
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PAPERS WITH
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                         CONTRACT OR
     TAMPA, FL 33607                                      PO BOX 2000009                                          ORDER NUMBER
     M/F: N65236-99-A-7920/E007                           ST. LOUIS, MO 63120-0009      EFT: T
 ---------------------------------------------------------------------------------------------------------------------------------
 16.
   TYPE                This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER DELIVER-[X]  conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE[ ]  Reference your                furnish the following on terms specified herein.
                       -----------------------------------------------------------------------------------------------------------
                       ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                       PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                       AGREES TO PERFORM THE SAME.
 ---------------------------------------------------------------------------------------------------------------------------------
        NAME OF CONTRACTOR      SIGNATURE       TYPED NAME AND TITLE          DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA 2192035 62 7510 52122930 252G S28043 PRON:A1-9-05026-1G-01 JON:9RCYJC                                         $2,134.64
 JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA)
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            20. QUANTITY
 18.           19.                                              ORDERED/           21.         22.                23.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICES                 ACCEPTED*             UNIT        UNIT PRICE         AMOUNT
                  MAIL INVOICES TO:
                  SPAWAR
                  CODE 123
                  PO BOX 190022
                  N. CHARLESTON, SC 29419-9022
                                                                                                                        NTE
----------------------------------------------------------------------------------------------------------------------------------
 If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA
 quantity ordered, indicate by X. If different, enter
 actual quantity accepted below quantity ordered and          /s/ NANCY GARTNER
 encircle.                                               BY:   NANCY GARTNER                             25. TOTAL   $2,134.64
                                                               CONTRACTING/ORDERING OFFICER              -------------------------
                                                                                                         29.
                                                                                                         DIFFERENCES

 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [] INSPECTED [] RECEIVED [] ACCEPTED, AND  CONFORMS TO THE
            CONTRACT EXCEPT AS NOTED                               27. SHIP. NO.
                                                                   [ ] PARTIAL         28. D.O. VOUCHER  30. INITIALS
------    --------------------------------------------------
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE       [ ] FINAL               NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT

                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                            33. AMOUNT VERIFIED
-----  -----------------------------------------
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL           32. PAID BY        CORRECT FOR
                                                                                                          ------------------------
                                                                                                          34. CHECK NUMBER
                                                                                                          ------------------------
                                                                                                          35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT       38. RECEIVED BY       39. DATE RECEIVED     40.TOTAL CONTAINERS  41.S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                        NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

N65236-99-A-7920/E007                                            PAGE 3  OF 3

                               STATEMENT OF WORK
                       INDEPENDENT Y2K EVALUATION OF MART


1. SCOPE. This Statement of Work (SOW) defines the requirement pertaining to the independent Y2K compliance evaluation by SPAWARSYSCEN CHAS-JOTC of the Joint Communication Support Element's (JCSE) Mobile Autodin Remote Terminal
(MART).

2. BACKGROUND. Joint communication Support Element (JCSE) is tasked by Joint Chief of Staff (JCS) to support a deployed JTF and JSOTF Headquarters with a maintenance and technical team during both real world and deployment exercises. The JBSE is capable of deploying anywhere in the world within hours of notification and is responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with state of the art equipment and highly specialized personnel giving this unit the capability to maintain a high state of readiness.

3. REQUIREMENTS. SPAWARSYSCEN CHASN-JOTC shall monitor and evaluate Y2K testing of the MART.

4. TESTING. JCSE 2nd Joint Communication Squadron (JCS) is tasked by JCSE J-3 to operationally bring up a TYC-39 and two MARTs in a normal system configuration. SPAWARSYSCEN CHASN-JOTC will be responsible for monitoring and evaluating (MART only) Y2K compliance. The following information provides guidelines of how the evaluation will be conducted.

4.1. Testing will be done on customer site (at JCSE, MacDill AFB,FL).

4.2. JCSE 2nd JCS shall provide an operational TYC-39 Message Switch and two
(2) operational MARTs.

4.3. JCSE 2nd JCS shall provide three(3) operators knowledgeable on the systems being tested. The operators will be present for the duration of the evaluation.

4.4. The above mentioned systems shall be brought up operational and be passing message traffic prior to onset of testing.

4.5 Initial testing will be running a BIOS checker on the UYK-85 computers; UYK-85 is the CPU inside the MARTs. The remainder of the tests will be done using the "Department of Defense Year 2000 Compliance Checklist".

5.   LOGISTICS SUPPORT: N/A

6.   GOVERNMENT FURNISHED EQUIPMENT (GFE): N/A

7.   DELIVERY: The target completion date is 09 APR 99.

===================================================================================================================================
                                                          REFERENCE NO. OF DOCUMENT BELOW CONTINUED                     PAGE
CONTINUATION SHEET                                                  N65236-99-A-7920/E007                                 2
===================================================================================================================================
NAME OF OFFEROR OR CONTRACTOR
  TELECOMMUNICATION SYSTEMS, INC.
===================================================================================================================================


SECTION B - SUPPLIES OR SERVICES AND PRICES

SERVICES TO PROVIDE INDEPENDENT Y2K COMPLIANCE EVALUATION IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

FIRM FIXED PRICE: $2,134.64

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  03                                   1999 SEP 21                 N65236-9208-8F14
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE 2015-00
                                    --------------------                                                           -------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.
                                                                                     [X]   N65236-99-A-7920/E006
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 MAR 22
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
     ACR:AC  9790300  5600  X59  52AC  545000  C408  N99340  662400                                        $2,570.08
     JOB ORDER: BSG93X9F34 (USZA2299N99340/AA)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                                 SEE PAGE 2
[DUPLICATE ORIGINAL]



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      BRUCE A. WHITE, VICE PRESIDENT                                            NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  9/21/99
 /s/ BRUCE A. WHITE                                                                /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 Sep. 22
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7928/E006                                                          PAGE 2 OF 2
MODIFICATION NO.                   03
====================================================================================================================================
     1.   The JOTC office in Tampa, FL was recently broken into and as a result of this the GSA/BPA order is hereby increased by
          $2,570.08 in order to replace seven (7) stolen printers to complete the task for the MGS program.

     2.  As a result of the above changes, the total not to exceed amount of the order is hereby changed from $1,593,962.46 to
         $1,596,532.54, a net increase of $2,570.08.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         2
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  02                                   1999 JUL 28                 N65236-9208-8F12
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------                                                           --------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A MODIFICATION OF CONTRACT/ORDER
                                                                                              NO.
                                                                                     [X]   N65236-99-A-7920/E006
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 MAR 22
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
     ACR:AC  9790300  5600  X59  52AC  545000  C408  N99340  662400                                        $5,937.12
     JOB ORDER: BSG93X9F34 (USZA2299N99340/AA)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:
           MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


     [DUPLICATION ORIGINAL]                                      SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Jeffrey C. Jockel,/Contracts Manager                                         NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  28 JUL 99
 /s/  JEFFREY JOCKEL                                                              /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 Aug 04
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E006                                                          PAGE 2 OF 2
MODIFICATION NO.                   02
====================================================================================================================================
     1.   The above referenced GSA BPA order is hereby being increased in the amount of $5,937.12 for additional travel in order to complete the original task.

     2.   As a result of the above, the total not to exceed amount of the order is hereby changed from $1,588,025.34 to
          $1,593,962.46, a net increase of $5,937.12.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                     1. CONTRACT ID CODE          PAGE    OF PAGE
                                                                                                                      1         3
------------------------------------------------------------------------------------------------------------------------------------
  2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ. NO.             5. PROJECT NO.
  01                                   1999 JUN 08                 N65236-9154-8F08
------------------------------------------------------------------------------------------------------------------------------------
  6. ISSUED BY      CODE               N65236                    7. ADMINISTERED BY (If other than Item 6)    CODE
                                    --------------------                                                           ---------------
  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                SAME AS BLOCK 6            2015-066
  POC: NANCY GARTNER   CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------------------------------------------------------------------
  8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)        (X)   9A. AMENDMENT OF SOLICITATION NO.
                                                                                    -----
                                                                                     [ ]
                                                                                          ------------------------------------------
          TELECOMMUNICATION SYSTEMS, INC.                                                  9B. DATED (SEE ITEM 11)
          275 WEST STREET
          SUITE 400                                                                       ------------------------------------------
          ANNAPOLIS, MD  21401                                                            10A. MODIFICATION OF CONTRACT/ORDER
                                                                                               NO.
                                                                                     [X]   N65236-99-A-7920/E006
                                                                                          ------------------------------------------
                                                                                          10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------------------
CODE           0HAL7                         FACILITY CODE                                1999 MAR 22
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ]   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
 12. ACCOUNTING AND APPROPRIATION DATA (If required)                                                       NET INCREASE
     ACR:AB  97X4930.NH3S  000  77777  0  065236  2F  000000  B91548F08ABN                                 $71,311.64
     JOB ORDER: BSG93P9TBD  (USZA2299N99340)
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                       IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
------     CONTRACT/ORDER NO. IN ITEM 10A.
  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
  [X]   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:
           MUTUAL AGREEMENT OF THE PARTIES
------------------------------------------------------------------------------------------------------------------------------------
  [ ]   D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
  E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ORIGINAL copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


     [DUPLICATE ORIGINAL]                                        SEE PAGE 2



  Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
 15A. NAME AND TITLE OF SIGNER (Type or print)                           16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      Jeffrey Jockell
      Contracts Manager                                                          NANCY GARTNER
------------------------------------------------------------------------------------------------------------------------------------
 15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED           16B.  UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                  8 JUN 99
 /s/ JEFFREY JOCKELL                                                                /s/ NANCY GARTNER
-------------------------------------------                                       ----------------------------------    99 JUN 09
  (Signature of person authorized to sign)                                     BY (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       STANDARD FORM 30 (REV. 10-83)

MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E006                                                          PAGE 2 OF 3
MODIFICATION NO.                   01
====================================================================================================================================
     1.   In order for the contractor to complete the work in accordance with the revised statement of work, funds in the amount of $71,311.64 are hereby added.

     2.  As a result of the above, the total not to exceed amount of the order is hereby changed from $1,516,713.70 to
         $1,588,025.34, a net increase of $71,311.64.

                               STATEMENT OF WORK

                            For the Modification of

                    Message Gateway System (MGS) & MGS Lite

1. GENERAL. The United States Special Operations Command (USSOCOM) Program Management Office, SOAL PMC4, requires technical support in the refurbishment of existing CAMPS terminals and the procurement, assembly, test of new MGSs. In addition, USSOCOM requires a scaled down (MGS Lite) version of MGS centrally developed around a notebook/laptop computer. These efforts will require operator/technician training and the development of technical document.

2. SCOPE. The Statement of Work (SOW) defines the work to be performed for the refurbishment of existing CAMPS terminals, the fabrication of new MGSs & MGS Lites, and the associated integration and performance testing. MGS characteristics will ensure Y2K and DMS compliance while maintaining modular design and rugged qualities.

3. REQUIREMENTS. This effort shall be performed in multiple phases: procurement, refurbishment, assembly, test and validation of system performance. Specifically, this effort shall provide for the:

     3.1.  Procurement of all required MGS equipment and subsystems.

     3.2. Receipt and refurbishment of four GFE CAMPS terminals from the 112th Sig Bn via Spawar Systems Center Charleston (SSCC).

     3.3. Assembly of eight new MGSs utilizing the previously procured equipment and subsystems.

     3.4.  Support in the development of an MGS/MGS Lite Test & Acceptance Plan.

     3.5. System testing and validation of performance characteristics of MGS equipment.

     3.6. On-site testing and acceptance of the refurbished CAMPS for the 112th Sig Bn. Follow on testing and acceptance of remaining MGSs shall be performed at SSCC.

     3.7. Procurement of all required MGS Lite equipment and subsystems. Encryption devices shall be GFE.

     3.8. Assembly of ten new MGS Lites utilizing the previously procured equipment and subsystems.

     3.9. System testing and validation of performance characteristics of MGS Lite Equipment.

     3.10. On-site testing and acceptance of the first two MGS Lite Systems for the 112th Sig Bn. Follow on testing shall be performed at SSCC.

     3.11. The CAD drawings associated with each suite of equipment.

4. Implementation. The period of performance for the above is to be completed by 30 SEP 1999.

5. Technical Documentation. Technical Drawings shall be provided with each system. These drawings shall depict system interconnects, physical system configuration, and wiring diagrams.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB                 PAGE 1 OF 3
                       ORDER FOR SUPPLIES OR SERVICES                       No. 0704-0187                     --------------------
                                                                            Expires Jun 30, 1997              5. CERTIFIED FOR
                                                                                                                 NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
 1.  CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.      3. DATE OF ORDER       4. REQUISITION/PURCH      UNDER DMS REG 1
     GS-35F-4655H                    E006                        1999 MAR. 22           REQUEST NO.           DO
     N65236-99-A-7920                                                                   N65236-9076-8F17
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                       8. DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
 P.O. BOX 190022                                                               2015-006                       [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                                 (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                              other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE                             10. DELIVER TO FOB POINT    11. MARK IF
                        -                          -                                  BY 1999 SEP 30              BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.        TATONKA          12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                       ACCOUNTING           NET 30                      DISADVANTAGED
                           SUITE 400                             TAMPA                                        [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                                  SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS ORLANDO, CODE FPV                                  PACKAGES AND
     5850A WEST CYPRESS STREET                            2500 LEAHY AVENUE                                       PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 934503                                           CONTRACT OR
     M/F: N65236-99-A-7920/E006                           ORLANDO FL 32893-4503 EFT: T                            ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   97910300    5600    X59    52AC    545000    C408    N99-340    662400                $1,516,713.70
 JOB ORDER: BSG93X9G35 (USZA2299N99340)
 --------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT          23.
 ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                        ORDERED/             UNIT            PRICE             AMOUNT
                                                                    ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL  $1,516,713.70
 quantity ordered, indicate by X. If different, enter                                                 ----------------------------
 actual quantity accepted below quantity ordered and      /S/ Nancy Gartner
 encircle.                                                BY: NANCY GARTNER                           29.
                                                             CONTRACTING/ORDERING OFFICER             DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL         NO.
--------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT    38. RECEIVED BY    39. DATE RECEIVED    40. TOTAL CONTAINERS   41. S/R ACCOUNT    42. S/R VOUCHER NO.
                                                                                       NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED               PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E006
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 SECTION B - SUPPLIES OR SERVICES AND PRICES

 SERVICES AND MATERIAL TO PROVIDE SUPPORT FOR THE MESSAGE GATEWAY SYSTEMS
 FOR USSOCOM IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

 FIRM FIXED PRICE: $1,516,713.70

N65236-99-A-7920/E006                                                PAGE 3 OF 3

                               STATEMENT OF WORK

                                    FOR THE

                          MESSAGE GATEWAY SYSTEM (MGS)

1. GENERAL. The United States Special Operations Command (USSOCOM) Program Management Office, SOAL PMC4, requires technical support in the refurbishment of existing CAMPS terminals and the procurement, assembly, integration, and test of new MGSs. This effort will require operator/technician training and the development of technical documents. Support activities outlined in this Statement of Work (SOW) are supported by the terms outlined in the attached Memorandum of Agreement between USSOCOM PEO IIS and the Space and Naval Warfare Systems Center (SPAWARSYSCEN) -- Charleston (SSCC), dated March 1998, for SOFTACS Research, Development, and Acquisition Support and the attached Inter-Service Support Agreement between PEO IIS and SSCC dated 7 April 1998.

2. SCOPE. This Statement of Work (SOW) defines the work to be performed for the refurbishment of existing CAMPS terminals, the fabrication of new MGSs, and associated integration, performance testing, and training of system operators/technicians. MGS characteristics will ensure Y2K and MDS compliance while maintaining modular design and rugged qualities.

3. REQUIREMENTS. This effort shall be performed in five phases: procurement, refurbishment, assembly, test and validation of system performance and training:

     3.1.  Procurement of all required MGS equipment and sub-systems.

     3.2. SSCC will accept delivery of four GFE CAMPS terminals from the 112th Sig Bn, refurbish with new equipment, and conduct system turnover with the 112th Sig Bn to include training, initial spare provisioning, and technical assistance, as required.

     3.3. Assembly of eight new MGSs utilizing the previously procured equipment and sub-systems. SSCC will warehouse MGSs and provide delivery at the direction of SOAL PMC4.

     3.4. Conduct system test and the validation of system performance characteristics. Testing shall be conducted by SSCC technicians in coordination with the software manufacturer, Cavalier. After MGS fielding, these technicians shall conduct independent validation of system performance characteristics.

     3.5. Consists of on-site operator/technician training of the refurbished CAMPS for the 112th Sig Bn: follow-on MGS training will be conducted as SSCC.
4. IMPLEMENTATION. The period of performance for the above-described activities shall commence upon date of order. Storage and fielding instructions of the MGSs will be provided by SOAL PMC4.

5. TECHNICAL DOCUMENTATION. Operator Manuals and Technical Drawings shall be provided with each system and shall be made available for the on-site and classroom training after the delivery of the refurbished CAMPS terminals and the new MGSs.

6. MANAGEMENT. SOAL PMC4 has assigned the MGS responsibilities to the SOFTACS System Acquisition Manager who is responsible for managing and coordinating all project actions and issues with SSCC. SSCC will be responsible for executing MGS activities and will provide SOAL PMC4 with monthly progress reports.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------

2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE NO.        5. PROJECT NO.
   04                                 1999 JUN 10                                    N/A
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY             CODE         N65236                             7. ADMINISTERED BY (If other than Item 6)   CODE
   SPACE AND NAVAL WARFARE SYSTEMS CENTER
   P.O. BOX 190022
   NORTH CHARLESTON, SC 29419-9022                                          SAME AS BLOCK 6
   POC: NANCY GARTNER    CODE: 1113NG
   EMAIL: gartnern@spawar.navy.mil                                          2015-005
   TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
   TELECOMMUNICATION SYSTEMS, INC.                                                            9B. DATED (SEE ITEM II)
   275 WEST STREET
   SUITE 400                                                                       ---------- ------------------------------------
   ANNAPOLIS, MD  21401                                                                       10A. MODIFICATION OF
                                                                                                   CONTRACT/ORDER NO.

                                                                                      [X]     N65236-99-A-7920/E005
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------
CODE                                0HAL7               FACILITY CODE                         1999 MAR 12
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[X] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                          NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                                               ACCTING
                                             SEE PAGE 2                        TATONKA
                                                                               TAMPA

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                              (Type or  print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         /s/ Nancy Gartner
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)          99 JUN 10
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)

              MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E005                                             PAGE 2 OF 2
              MODIFICATION NO.                   04
==================================================================================================================================

1. THE PAYING OFFICE IS HEREBY CHANGED TO READ AS FOLLOWS:

   DFAS-SD OPLOC
   CODE FPV
   PO BOX 429100
   SAN DIEGO, CA  92142-9100

2. As a result of the above, the total not to exceed amount of the order remains unchanged.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1          2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------

2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE NO.        5. PROJECT NO.
   03                                 1999 JUN 08                              N65236-9158-8F03
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY             CODE         N65236                             7. ADMINISTERED BY (If other than Item 6)  CODE
   SPACE AND NAVAL WARFARE SYSTEMS CENTER
   P.O. BOX 190022
   NORTH CHARLESTON, SC 29419-9022                                          SAME AS BLOCK 6
   POC: NANCY GARTNER    CODE: 1113NG
   EMAIL: gartnern@spawar.navy.mil                                          2015-005
   TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
   TELECOMMUNICATION SYSTEMS, INC.                TATONKA                                     9B. DATED (SEE ITEM II)
   275 WEST STREET                                ACCOUNTING
   SUITE 400                                      TAMPA                            ---------- ------------------------------------
   ANNAPOLIS, MD  21401                                                                       10A. MODIFICATION OF
                                                                                                   CONTRACT/ORDER NO.

                                                                                      [X]     N65236-99-A-7920/E005
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------
CODE                                0HAL7               FACILITY CODE                         1999 MAY 12
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                              NET INCREASE
ACR:AC 2192035 62 7510 52122930 252G S28043 PRON A1-9-05026-1G-01  JON:9RCYJC                                     $18,090.33
JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA)   MIPR9ESPARC004
----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    D. OTHER  (Specify type of modification and authority)   THIS UNILATERAL MODIFICATION IS ISSUED
         PURSUANT TO FAR CLAUSE 52.232-22 "LIMITATION OF FUNDS"
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                   SEE PAGE 2

Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                              (Type or print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         /S/ Nancy Gartner
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)         8 JUN 99            BY  (Signature of Contracting Officer)          99 JUN 08
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)

              MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E005                                             PAGE 2 OF 2
              MODIFICATION NO.                   03
==================================================================================================================================

1. THIS ORDER IS INCREMENTALLY FUNDED, AND THE AMOUNT CURRENTLY AVAILABLE IS LIMITED TO $72,365.33. SUBJECT TO THE PROVISIONS OF
   THE CLAUSE ENTITLED "LIMITATION OF FUNDS (APR 1984)", OF THE GENERAL PROVISIONS OF THE CONTRACT, NO LEGAL LIABILITY ON THE PART
   OF THE GOVERNMENT FOR PAYMENT IN EXCESS OF $72,365.33 SHALL ARISE UNLESS ADDITIONAL FUNDS ARE MADE AVAILABLE AND ARE
   INCORPORATED AS A MODIFICATION TO THIS ORDER.

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                   1        1
-------------------------------------------------------------------------------- ----------------------------- --------- ---------

2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE NO.        5. PROJECT NO.
   02                                 1999 JUN 03                               N65236-9067-8F06
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY            CODE          N65236                             7. ADMINISTERED BY (If other than Item 6)   CODE

  SPACE AND NAVAL WARFARE SYSTEMS CENTER
  P.O. BOX 190022
  NORTH CHARLESTON, SC 29419-9022                                           SAME AS BLOCK 6
  POC: NANCY GARTNER    CODE: 1113NG
  EMAIL: gartnern@spawar.navy.mil                                           2015-005
  TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
   TELECOMMUNICATION SYSTEMS, INC.                                                            9B. DATED (SEE ITEM 11)
   275 WEST STREET
   SUITE 400                                                                       ---------- ------------------------------------
   ANNAPOLIS, MD  21401                                                                       10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                   NO.  GS-35F-4655H

                                                                                       [X]    N65236-99-A-7920/E005
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
---------------------------------------------------------------------------------
CODE                     0HAL7                           FACILITY CODE                        1999 MAR 12
---------------------------------------------------------------------------------- ---------- ------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter, makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                                 NO CHANGE

----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)       CONTRACT/ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    D. OTHER  (Specify type of modification and authority)

----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE LINE OF ACCOUNTING (ACR:AA) ON THE ORIGINAL ORDER IS HEREBY CHANGED TO READ AS FOLLOWS:

ACR:AA  97X4930.NH3S  000  77777  0  065236  2F  000000  B90678F06AAN

AS A RESULT OF THE ABOVE CHANGE, THE TOTAL NOT TO EXCEED AMOUNT OF THE ORDER REMAINS UNCHANGED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                              (Type or print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         /s/ Nancy Gartner
----------------------------------------------                           --------------------------------------
   (Signature of person authorized to sign)                              BY  (Signature of Contracting Officer)       99 Jun 03
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                          STANDARD FORM 30 (10-83)

-------------------------------------------------------------------------------- ----------------------------- --------- ---------
                                                                                 1. CONTRACT ID CODE             PAGE    OF PAGE
              AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                  1         2
-------------------------------------------------------------------------------- ----------------------------- --------- ---------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE                     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO.
   01                                 1999 MAY 24                           N65236-9141-8F30
---------------------------------- ------------------------------------- ---------------------------------- ----------------------
6. ISSUED BY            CODE          N65236                             7. ADMINISTERED BY (If other than Item 6)

   SPACE AND NAVAL WARFARE SYSTEMS CENTER
   P.O. BOX 190022                                                       SAME AS BLOCK 6
   NORTH CHARLESTON, SC 29419-9022
   POC: NANCY GARTNER   CODE 1113NG                                      2015-005
   EMAIL: gartnern@spawar.navy.mil
   TELEPHONE: (843) 974-5921
------------------------------------------------------------------------ ---------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)           (X)     9A. AMENDMENT OF SOLICITATION NO.
                                                                                   ----------
                                                                                      [ ]
                                                                                              ------------------------------------
   TELECOMMUNICATION SYSTEMS, INC.                                                            9B. DATED (SEE ITEM II)
   275 WEST STREET
   SUITE 40                                                                        ---------- ------------------------------------
   ANNAPOLIS, MD  21401                                                                       10A. MODIFICATION OF
                                                                                                   CONTRACT/ORDER NO.
                                                                                      [X]     N65236-99-A-7920/E005
                                                                                              ------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
------------------------------------------------------------------------
CODE       0HAL7                            FACILITY CODE                                     1999 MAY 12
---------------------------------------------------------------------------------- ---------- ------------------------------------
                                    11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)                                           NET INCREASE
ACR:AB 2192035 62 7510 52122930 252G S28043 PRON A1-9-05026-1G-01 JON: 9RCYJC                  $26,275.00
JOB ORDER: BJB93X9X34 (W81D1699PARC004/AA) MIPR9ESPARC004
----------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
  (X)    CONTRACT ORDER NO. IN ITEM 10A.
--------
  [ ]
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
-------- -------------------------------------------------------------------------------------------------------------------------
  [ ]    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-------- -------------------------------------------------------------------------------------------------------------------------
  [X]    D. OTHER  (Specify type of modification and authority)  THIS UNILATERAL MODIFICATION IS ISSUED
         PURSUANT TO FAR CLAUSE 52.232.-22 "LIMITATION OF FUNDS"
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor  [X]  is not,  [ ]  is required to sign this document and return ORIGINAL copies to the issuing office.
                                                                                           -
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                      SEE PAGE 2

Except as provided herein, all terms and conditions of the document reference in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER
                                                                              (Type or print)

                                                                         NANCY GARTNER
------------------------------------------------------------------------ ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED        16B. UNITED STATES OF AMERICA          16C. DATE SIGNED


                                                                         /s/ Nancy Gartner
 ---------------------------------------------                           ------------------------------------
    (Signature of person authorized to sign)                             BY  (Signature of Contracting Officer)          99 May 24
------------------------------------------------------------------------ ---------------------------------------------------------
                                                                                                     STANDARD FORM 30 (REV. 10-83)


              MODIFICATION OF CONTRACT/ORDER NO. N65236-99-A-7920/E005                                             PAGE 2 OF 2
              MODIFICATION NO.                   01
==================================================================================================================================

1. BLOCK 25 OF THE ORIGINAL DD FORM 1155 IS HEREBY CHANGED TO READ $72,365.33 (NTE) IN LIEU OF $28,000.00 (NTE)

2. THIS ORDER IS INCREMENTALLY FUNDED, AND THE AMOUNT CURRENTLY AVAILABLE IS LIMITED TO $54,275.00. SUBJECT TO THE PROVISIONS OF
   THE CLAUSE ENTITLED "LIMITATION OF FUNDS (APR 1984)", OF THE GENERAL PROVISIONS OF THE CONTRACT, NO LEGAL LIABILITY ON THE PART
   OF THE GOVERNMENT FOR PAYMENT IN EXCESS OF $54,275.00 SHALL ARISE UNLESS ADDITIONAL FUNDS ARE MADE AVAILABLE AND ARE
   INCORPORATED AS A MODIFICATION TO THIS ORDER.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB                 PAGE 1 OF 4
                       ORDER FOR SUPPLIES OR SERVICES                       No. 0704-0187                     --------------------
                                                                            Expires Jun 30, 1997              5. CERTIFIED FOR
                                                                                                                 NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT/PURCH ORDER NO.      2. DELIVERY ORDER NO.      3. DATE OF ORDER        4. REQUISITION/PURCH    UNDER DMS REG 1
     GS-35F-4655                     E005                       1999 MAR. 12            REQUEST NO.          DO
     N65236-99-A-7920                                                                   N65236-9076-8F06
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                      8.DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
 P.O. BOX 190022                                                                2015-006                      [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                                 (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                              other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE                            10. DELIVER TO FOB POINT     11. MARK IF
                        -                          -                                 BY 1999 SEP 30               BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.    TATONKA              12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                   ACCOUNTING               NET 30                      DISADVANTAGED
                           SUITE 400                         TAMPA                                            [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                              SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                          CONTRACT OR
     M/F: N65236-99-A-7920/E005                           ST. LOUIS, MO 63120-0009 EFT: T                         ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   2192035    62    7510    52122930    25FB    S28043    MIPR9ESPARC005              $28,000.00
 JOB ORDER: BMU93P9A36 (W81D1699PARC005/AA)
 ---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT            23.
 ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                    ORDERED/                 UNIT        PRICE               AMOUNT
                                                                ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL        $28,000.00
 quantity ordered, indicate by X. If different, enter                                                 ----------------------------
 actual quantity accepted below quantity ordered and      /s/ Nancy Gartner
 encircle.                                                BY: NANCY GARTNER                           29.
                                                              CONTRACTING/ORDERING OFFICER            DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL         NO.
 -------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37.RECEIVED AT    38. RECEIVED BY    39. DATE RECEIVED    40.TOTAL CONTAINERS     41.S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                      NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED                PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E005
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 SECTION B - SUPPLIES OR SERVICES AND PRICES

 SERVICES AND MATERIAL TO ENSURE SUCCESSFUL PROGRAMMATIC OVERSIGHT ON THE
 VARIOUS JOTC PROJECTS IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

 FIRM FIXED PRICE: $28,000.00

 THIS ORDER IN INCREMENTALLY FUNDED, AND THE AMOUNT CURRENTLY AVAILABLE IS
 LIMITED TO $28,000.00. SUBJECT TO THE PROVISIONS OF THE CLAUSE ENTITLED
 "LIMITATION OF FUNDS (APR 1984)", OF THE GENERAL PROVISIONS OF THE CONTRACT,
 NO LEGAL LIABILITY ON THE PART OF THE GOVERNMENT FOR PAYMENT IN EXCESS OF
 $28,000.00 SHALL ARISE UNLESS ADDITIONAL FUNDS ARE MADE AVAILABLE AND ARE
 INCORPORATED AS A MODIFICATION TO THIS ORDER.

N65236-99-A-7920/E005                                                PAGE 3 OF 4

                               STATEMENT OF WORK

                              JOTC PROGRAM MANAGER

1. BACKGROUND

The Joint Operations Technology Center oversees a myriad of network projects to include component integration into deployable systems and garrison systems, Y2k testing, Systems Engineering, and various other engineering tasks for Department of Defense organizations.

2. SCOPE

The purpose of this Statement of Work is to provide a Program Manager to ensure successful programmatic oversight on the various JOTC projects and to be the primary liaison between the JOTC and the Joint Communication Support Element and the JOTC and USCENTCOM.

3. REQUIREMENTS

As a Program Manager, duties shall include:

a. Project initiation (budgeting, SOW completion, indoctrination, staffing, time-lines, and project kick-off)

b. Project performance (In-progress reviews, adherence to budget and schedule, quality assurance)

c. Project close-out (Deliverable completion, as-built documentation submission, project close-out)

In addition, this Project Manager will be the primary liaison with the Joint Communications Support Element (JCSE) and USCENTCOM. In this capacity, the contractor shall act as a constant agent to articulate the capabilities of the JOTC team.

4. PERIOD OF PERFORMANCE

The period of performance for this SOW is 16 February 1999 to September 30, 1999.

5. MISCELLANEOUS

Due to the criticality of communication between the JOTC and this Program Manager, the contractor is required to have a cellular phone at all times.

6. CLEARANCE

N65236-99-A-7920/E005                                                PAGE 4 OF 4


Due to the nature of the various projects under the purview of this Program Manager, the contractor must possess a Top Secret/SCI clearance.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB                 PAGE 1 OF 4
                       ORDER FOR SUPPLIES OR SERVICES                       No. 0704-0187                     --------------------
                                                                            Expires Jun 30, 1997              5. CERTIFIED FOR
                                                                                                                 NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT/PURCH ORDER NO.      2. DELIVERY ORDER NO.      3. DATE OF ORDER       4. REQUISITION/PURCH      UNDER DMS REG 1
    ORDER NO.                        E004                       1999 MAR. 03           REQUEST NO.            DO
    GS-35F-4655H                                                                       N65236-9056-8F20
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                       8. DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
 P.O. BOX 190022                                                               2015-006                       [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                                 (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                              other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE TATONKA ACCOUNTING TAMPA    10. DELIVER TO FOB POINT    11. MARK IF
                        -                          -                                  BY 1999 MAR 12              BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.     TATONKA             12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                    ACCOUNTING              NET 30                      DISADVANTAGED
                           SUITE 400                          TAMPA                                           [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                                  SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY          CODE               MARK ALL
     CYPRESS GROUP                                        DFAS-Sl-AOD                                         PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                    PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                      CONTRACT OR
     M/F: N65236-99-A-7920/E004                           ST. LOUIS, MO 63120-0009         EFT: T             ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   2192035   0062  7510   52122930  252G  S28043  MIPR9ESPARC004          $7,477.92
 JOB ORDER: BJB93X9X34 (W81D1699PARCOO4/AA)
 --------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT            23.
 ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                        ORDERED/             UNIT            PRICE           AMOUNT
                                                                    ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL         $7,477.92
 quantity ordered, indicate by X. If different, enter                                                 ----------------------------
 actual quantity accepted below quantity ordered and      /s/ Nancy Gartner
 encircle.                                                BY: NANCY GARTNER                           29.
                                                              CONTRACTING/ORDERING OFFICER            DIFFERENCE
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL         NO.
 -------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT    38. RECEIVED BY   39. DATE RECEIVED   40. TOTAL CONTAINERS    41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                      NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED                PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E004
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 SECTION B - SUPPLIES OR SERVICES AND PRICES

 SERVICES AND MATERIAL FOR INSTALLATION OF THE IDNX 90 NODE
 IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

 FIRM FIXED PRICE: $7,477.92

N65236-99-A-7920/E004                                                PAGE 3 OF 3
                               STATEMENT OF WORK

                             IDNX 90 Node for JCSE

                                     DRAFT

1. SCOPE: Statement of Work (SOW) defines the requirement pertaining to IDNX 90 Node installation in to fixed plant racks.

2. BACKGROUND: JCSE is tasked by Joint Chief of Staff (JCS) to support a deployed JTF and JSOTF headquarters with a maintenance and technical team during both real world and deployment exercises. Joint Communications Support Element is capable of deploying anywhere in the world within hours of notification and responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with the state of the art equipment and highly specialized personnel that give this unit the capability to maintain it's high state of readiness.

3. REQUIREMENTS. SPAWARSYSCEN CHASN-JOTC shall install IDNX 90 Node into fixed plant racks (3). This system will be configured and shipped to a forward-deployed site providing JCSE the capability to recover Tactical Transit Case systems in place. SPAWARSYSCEN CHASN-JOTC shall coordinate the following activities with J-5 Branch and Alpha Squadron Tech Control:

     3.1. Install government provided IDNX 90 Node into 19" Fixed Enclosures. Including Feature Shelves (4), High-Speed Shelf (1), and Power Distribution Units (2).

     3.2. De-install Digital Trunk Group (DTG) from Transit Case provided by 290th JCSS. This includes GM, Patch Panels, SEPs, GPS, and all associated cables. Then reinstall above items into 19" fixed enclosures. Included in this installation during de-install and re-install, all Trompeter Jacks will be replaced, to meet modification specifications. Reference: JCSE J-5 Directive, for modification of Trompeter Jacks in patch panels on TCTC systems.

     3.3. Procure and Install 24-port CAT5 patch panel in the 19" fixed enclosure. This will be for breakout of MRVCs.

N65236-99-A-7920/E004                                                PAGE 4 OF 4

     3.3. Procure and Install 19" black, ventilated racks into the 19" fixed enclosure. Then install government provided PAIRGAINs on to the racks. This includes government provided associated cabling.

     3.5. Install government provided MRVC cards and racks into 19" fixed enclosure. This includes government provided associated cabling.

     3.6. De-install government provided HNF-81-1/Pulse Engineering Crypto Racks from existing JCSE systems and Re-install into 19" fixed enclosures. This includes all government provided associated cabling.

     3.7. De-install government provided FCC-100 from existing JCSE systems and Re-install into 19" fixed enclosures. This includes all government provided associated cabling.

     3.8. Install government provided Cisco 7500 series router into 19" fixed enclosures. This includes all government provided associated cabling.

     3.9.  Install government provided UPS into 19" fixed enclosures.

4. TESTING: SPAWARSYSCEN CHASN-JOTC and JCSE Alpha Squadron Tech Control will be responsible for testing/inspection of IDNX 90 Node for operational readiness.

5. LOGISTICS SUPPORT: N/A

6. GOVERNMENT FURNISHED EQUIPMENT (GFE): JCSE will provide all IDNX 90 Node equipment. With the exception of the following equipment:

     1. DB25 Male to DB25 Male, pinned straight through, overall shield. Quantity - 125

     2.  19" Rackmount Shelves, Black, Ventilated (for Pairgains). Quantity - 4

     3.  24-port CAT5 patch panel (for MRVC breakout). Quantity - 1

     4.  DB25 Fem to Fem Gender Changers. Quantity - 10

This equipment will be procured by SPAWARSYSCEN CHASN-JOTC.

9. DELIVERY: The target completion date is 12 Mar 99. The actual completion date is dependent on the arrival of all GFE to JCSE. SPAWARSYSCEN CHASN-JOTC is not responsible for the procurement, delivery or delay of procurement and delivery of GFE.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB                 PAGE 1 OF 3
                        ORDER FOR SUPPLIES OR SERVICES                      No. 0704-0187                     --------------------
                                                                            Expires Jun 30, 1997              5. CERTIFIED FOR
                                                                                                                 NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.        3. DATE OF ORDER         4. REQUISITION/PURCH    UNDER DMS REG 1
    GS-35F-4655H                    E003                         1999 MAR. 22             REQUEST NO.          DO
    N65236-99-A-7920                                                                      N65236-9055-8F07
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                        8. DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                        [X] DEST
 P.O. BOX 190022                                                                   2015-003                    [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                                  (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                               other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE                             10. DELIVER TO FOB POINT    11. MARK IF
                        -                          -                                  BY 1999 SEP 30              BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.     TATONKA             12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                    ACCOUNTING              NET 30                      DISADVANTAGED
                           SUITE 400                          TAMPA                                           [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                                  SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                          CONTRACT OR
     M/F: N65236-99-A-7920/E003                           ST. LOUIS, MO 63120-0009  EFT: T                        ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS ORDER NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Accept and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   2192035   62   7510   52122930   252G   S28043   MIPR9ESPARC004                                        $8,511.52
 JOB ORDER; BJB93X9X34 (W81D1699PARCOO4/AA)
---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT            23.
     ITEM NO.  SCHEDULE OF SUPPLIES/SERVICES                        ORDERED/                 UNIT        PRICE              AMOUNT
                                                                    ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL       $8,511.52
 quantity ordered, indicate by X. If different, enter                                                 ----------------------------
 actual quantity accepted below quantity ordered and      /s/ Nancy Gartner
 encircle.                                                BY: NANCY GARTNER                            29.
                                                              CONTRACTING/ORDERING OFFICER             DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL         NO.
 -------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT    38. RECEIVED BY    39. DATE RECEIVED    40. TOTAL CONTAINERS   41. S/R ACCOUNT    42. S/R VOUCHER NO.
                                                                                       NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED                PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E003
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 SECTION B - SUPPLIES OR SERVICES AND PRICES

 SERVICES AND MATERIAL FOR INTEGRATION OF THE TRANSIT CASED CIRCUIT SWITCH
 (TCCS) IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

 FIRM FIXED PRICE: $8,511.52

N65236-99-A-7920/E003                                                PAGE 3 OF 7

                               STATEMENT OF WORK

           For Integration of the Transit Cased Circuit Switch (TCCS)

1. SCOPE. The Statement of Work (SOW) defines the effort required for the removal of equipment from the TSQ-188 and the installation of equipment into the Transit Case Circuit Switch (TCCS), and the performance of system testing as identified below.

2. BACKGROUND. The TCCS program was developed to begin the transition into the Notional Voice Switch Architecture. Four packages have been developed to meet JCSE Mission Requirements. The JCSE is a rapidly deployable, joint tactical communications unit under the development control of the Joint Staff. The unit's worldwide customers include all unified commands, Department of Defense (DOD) level government agencies, the Services, and designated foreign governments. JCSE provides both secure and nonsecure voice, message, data, and video communications.

3. REQUIREMENTS. The work required under this SOW will be performed as outlined below. The effort will be performed in four distinct phases. Phase one will consist of the removal of components from the first TSQ-188. Phase Two will consist of installation of components into the first TCCS and system testing. Phase three will consist of removal of the components from the second TSQ-188. Phase four will consist of installation of components into the second TCCS and system testing. The contractor shall remove, install, and test the following components:

     a.  Remove the following items from TSQ-188:

         --  Compact Digital Switch (CDS) and associated cards

         --  Single Row Nest (SRN) and associated cards

         --  Hardened Unique Storage unit (HGF-93)

         --  LKG's

         --  Call Service Position

         --  KY-57's

         --  System testing not required.

     b. Install the following items in TCCS (see diagrams below) Each TCCS consists of five transit case modules:

         -- Compact Digital Switch Module consisting of a KY-57, Group Patch Bay, GPS and CDS.

         -- Single Row Nest Module consisting of Loop Patch Panels 1-5, SRN Fan Assembly, SRN, and SRN Power Supply.

         --  Call Service Position Console and Printer Module.

         --  KIV-19 Trunk Encryption Device Module containing 12 TEDs.

         -- Switch COMSEC Module consisting of an HGF-93 Transition Unit Nest Assembly containing one KGX-93 Automatic Key Distribution Center, eight KG-82 Loop Key Generators, and a 28 VDC power supply.

         --  Remove and replace 168 Trompeter J158 Jacks

         -- System Testing. All system testing procedures will be developed by and performed by JCSE. Contractor will observe system testing and be available to correct any deficiencies covered under the scope of this SOW.

4.  SCHEDULE.  *Time period for each phase is as follows:

Phase One      Start Date     18 Jan 99     Completion Date     22 Jan 99
Phase Two      Start Date     1 Mar 99      Completion Date     12 Mar 99
Phase Three    Start Date     22 Mar 99     Completion Date     2 Apr 99
Phase Four     Start Date     3 May 99      Completion Date     14 Apr 99

N65236-99-A-7920/E003                                                PAGE 4 OF 7

5.  All equipment and technical documentation will be provided by JCSE.

6.  Required work area will be provided by JCSE.

* Start and stop dates are dependent upon equipment availability and are subject to change.

COMPACT DIGITAL SWITCH (CDS) MODULE
                                                                              ========================     =========================
     --  Install one KY-57                                                           STORAGE                    AC POWER STRIP
     --  Install one Global Positioning System (GPS)                          ------------------------     -------------------------
     --  Install one Compact Digital Switch (CDS)                                     KY-57                      GROUP SEP 1
                                                                              ------------------------     -------------------------
                                                                                                                 GROUP SEP 2
                                                                              ------------------------     -------------------------
                                                                                   GROUP PATCH                   GROUP SEP 3
                                                                              ------------------------     -------------------------
                                                                                       GPS                      GPS REAR PANEL
                                                                              ------------------------     -------------------------
                                                                                                                   CDS REAR
                                                                              ------------------------     -------------------------
                                                                                       CDS                       DB-25 SEP 1
                                                                              ------------------------     -------------------------
                                                                                                                 DB-25 SEP 2
                                                                              ------------------------     -------------------------
                                                                                       22U
                                                                              ========================     =========================
                                                                                    FRONT VIEW                     REAR VIEW



SINGLE ROW NEST (SRN) MODULE
                                                                              ========================     =========================
     --  Install one Single Row Nest                                             LOOP PATCH PANEL 1              AC POWER STRIP
     --  Install one Single Row Nest Fan Assembly                             ------------------------     -------------------------
     --  Install one Single Row Nest Power Supply                                LOOP PATCH PANEL 2             STORAGE DRAWER 1
                                                                              ------------------------     -------------------------
                                                                                 LOOP PATCH PANEL 3             STORAGE DRAWER 2
                                                                              ------------------------     -------------------------
                                                                                 LOOP PATCH PANEL 4
                                                                              ------------------------     -------------------------
                                                                                 LOOP PATCH PANEL 5               BLANK PANEL
                                                                              ------------------------     -------------------------
                                                                                  SRN FAN ASSEMBLY
                                                                              ------------------------     -------------------------
                                                                                       SRN                     GROUP & GND PANEL
                                                                              ------------------------     -------------------------
                                                                                   SRN PWR SUPPLY                 LOOP SEP 1
                                                                              ------------------------     -------------------------
                                                                                       I5U                        LOOP SEP 2
                                                                              ========================     =========================
                                                                                    FRONT VIEW                     REAR VIEW



HGF-93 COMSEC MODULE
                                                                              ========================     =========================
     --  Install one Hardened Unique Storage Unit (HGF-93)                                                       AC POWER STRIP
     --  Install (16) KG-82 Loop Key Generators                               ------------------------     -------------------------
                                                                                   STORAGE DRAWER                STORAGE DRAWER
                                                                              ------------------------     -------------------------

                                                                                      HGF-93                        HGF-93
                                                                                   (AKDC & LKGs)                 (AKDC & LKGs)

                                                                              ------------------------     -------------------------
                                                                                    28 VDC POWER
                                                                              ========================     =========================
                                                                                     FRONT VIEW                    REAR VIEW

N65236-99-A-7920/E003                                                PAGE 6 OF 7

Call Service Position/Printer Module
     -  Install two PairGain Modems and one Mounting Tray      59-5-0569
     -  Install one Call Service Position
     -  Install one Printer                                    AC POWER STRIP

                                       Modem 1 and 2             CSPC REAR

                                            CSP
                                                                  PRINTER
                                                                   REAR

                                          PRINTER
                                      SLIDE ASSEMBLY           SLIDE ASSEMBLY

                                           110

                                        FRONT VIEW               REAR VIEW

KIV-19 Trunk Encryption Device Module                            59-0568-1
     -  Install (6) KIV-19 two pack racks
     - Install (12) KIV-19's                                    AC POWER STRIP
                                  RACK (1) KIV-19 (1 & 2)       KIV-19 RACK 1
                                  RACK (2) KIV-19 (3 & 4)       KIV-19 RACK 2

                                  RACK (3) KIV-19 (5 & 6)       KIV-19 RACK 3
                                  RACK (4) KIV-19 (7 & 8)       KIV-19 RACK 4

                                  RACK (5) KIV-19 (9 & 10)      KIV-19 RACK 5
                                  RACK (6) KIV-19 (11 & 12)     KIV-19 RACK 6
                                             9U

                                        FRONT VIEW                REAR VIEW

59-5-0445-2                                     59-5-0569
---------------      --------------------       -----------------------     -------------------------
STORAGE                  AC POWER STRIP                                          AC POWER STRIP
---------------      --------------------       -----------------------     -------------------------
KY-57                    GROUP SEP 1                Modem 1 and 2                  CSPC REAR
---------------      --------------------       -----------------------     -------------------------
                         GROUP SEP 2                     CSP
GROUP PATCH          --------------------                                           PRINTER
                         GROUP SEP 3                   PRINTER                        REAR
---------------      --------------------       -----------------------     -------------------------
                                                    SLIDE ASSEMBLY               SLIDE ASSEMBLY
                     --------------------       -----------------------     -------------------------
GPS                     GPS REAR PANEL                   11U
---------------      --------------------       -----------------------     -------------------------

                          CDS REAR                    FRONT VIEW                   REAR VIEW

CDS                                             59-5-0568-1


                     --------------------       -----------------------     --------------------------
                         DB-25 SEP 1                                             AC POWER STRIP
                     --------------------       -----------------------     --------------------------
                         DB-25 SEP 2
----------------     --------------------       RACK (1) KIV-19 (1 & 2)          KIV-19 RACK 1
22U                                             -----------------------     --------------------------
----------------     --------------------       RACK (2) KIV-19 (3 & 4)          KIV-19 RACK 2
FRONT VIEW                REAR VIEW             -----------------------     --------------------------
                                                -----------------------     --------------------------
                                                RACK (3) KIV-19 (5 & 6)          KIV-19 RACK 3
                                                -----------------------     --------------------------
                                                RACK (4) KIV-19 (7 & 8)          KIV-19 RACK 4
                                                -----------------------     --------------------------
                                                -----------------------     --------------------------
                                                RACK (5) KIV-19 (9 & 10)         KIV-19 RACK 5
                                                -----------------------     --------------------------
                                                RACK (6) KIV-19 (11 & 12)        KIV-19 RACK 6
                                                -----------------------     --------------------------
                                                          9U
                                                -----------------------     --------------------------
59-5-0444-3
------------------   ---------------------             FRONT VIEW                  REAR VIEW
------------------   ---------------------
LOOP PATCH PANEL 1     AC POWER STRIP
------------------   ---------------------
LOOP PATCH PANEL 2
------------------    STORAGE DRAWER 1
LOOP PATCH PANEL 3
------------------   ---------------------
LOOP PATCH PANEL 4                              59-4
------------------    STORAGE DRAWER 2          -----------------------      -------------------------
LOOP PATCH PANEL 5                              -----------------------      -------------------------
------------------   ---------------------                                       AC POWER STRIP
SRN FAN ASSEMBLY                                                             -------------------------
------------------
                         BLANK PANEL                STORAGE DRAWER                 STORAGE DRAWER

SRN                  ---------------------      ----------------------       -------------------------
                       GROUP & GND PANEL
                     ---------------------             HGF-93                         HGF-93
                                                   (AKDC & LKGs)                  (AKDC & LKGs)
------------------       LOOP SEP 1

SRN PWR SUPPLY       ---------------------      ----------------------       -------------------------

                         LOOP SEP 2                 20 VDC POWER
------------------   ---------------------      ----------------------       -------------------------
I5U                                                        9
------------------   ---------------------      ----------------------       -------------------------
FRONT VIEW               REAR VIEW                     FRONT                         REAR VIEW

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB              PAGE 1 OF 4
                       ORDER FOR SUPPLIES OR SERVICES                       No. 0704-0187                  -----------------------
                                                                            Expires Jun 30, 1997           5. CERTIFIED FOR
                                                                                                              NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
 1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.    3. DATE OF ORDER          4. REQUISITION/PURCH     UNDER DMS REG 1
    GS-35F-4655H                    E002                     1999 MAR. 03              REQUEST NO.           DO
    N65236-99-A-7920                                                                   N65236-9056-8F21
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                     8. DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                     [X] DEST
 P.O. BOX 190022                                                                   2015-002                 [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                               (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                            other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE TATONKA ACCOUNTING TAMPA    10. DELIVER TO FOB POINT    11. MARK IF
                        -                          -                              BY 1999 SEP 30                  BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.                         12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                                            NET 30                      DISADVANTAGED
                           SUITE 400                                                                          [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                              SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE                      15. PAYMENT WILL BE MADE BY  CODE                           MARK ALL
     CYPRESS GROUP                                        DFAS-SL-AOD                                             PACKAGES AND
     5850A WEST CYPRESS STREET                            4300 GOODFELLOW BLVD., BLDG. 110                        PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 2000009                                          CONTRACT OR
     M/F: N65236-99-A-7920/E002                           ST. LOUIS, MO 63120-0009 EFT: T                         ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   2192035    62    7510    52122930    252G    S28043    MIPR9ESPARC004                   $15,463.54
 JOB ORDER: BJB93X9X34 (W81D1699PARCOO4/AA)
 ---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT            23.
 ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                    ORDERED/                 UNIT        PRICE               AMOUNT
                                                                ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR
               CODE 123
               PO BOX 190022
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL        $15,463.54
 quantity ordered, indicate by X. If different, enter                                                 ----------------------------
 actual quantity accepted below quantity ordered and     /S/ Nancy Gartner                            ----------------------------
 encircle.                                               BY: NANCY GARTNER                            29.
                                                             CONTRACTING/ORDERING OFFICER             DIFFERENCE
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL     NO.
 -------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT  REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT    38. RECEIVED BY    39. DATE RECEIVED    40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                      NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94

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 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED               PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E002
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 SECTION B - SUPPLIES OR SERVICES AND PRICES

 SERVICES AND MATERIAL FOR THE INSTALLATION OF KIV-19 COMSEC DEVICES INTO
 RUGGEDIZED TRANSIT CASES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK.

 FIRM FIXED PRICE: $15,463.54

N65236-99-A-7920/E002                                                PAGE 3 OF 4

                               STATEMENT OF WORK

                      KIV-19 Transit Case Integration JCSE

                                     DRAFT

1. SCOPE: Statement of Work (SOW) defines the requirement pertaining to the installation of KIV-19 COMSEC devices into ruggedized transit cases.

2. BACKGROUND: The Joint Communications Support Element (JCSE) is capable of deploying anywhere in the world within hours of notification and responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. This support is provided with equipment that must be air transportable, rugged, small, and self-contained enough to allow for easy transit. This Statement of Work describes a requirement for a system with those properties.

3. REQUIREMENTS: SPAWARSYSCEN CHASN-JOTC shall install KIV-19 COMSEC devices into ruggedized transit case, and provide all cabling. SPAWARSYSCEN CHASN-JOTC shall coordinate the following activities with J-5 Branch:

    3.1.   Procure the following items

          -  6 ruggedized transit cases
          -  6 19" rack mountable power strips
          -  12 "10" "19" blank panels
             (to cover empty space between KIV-19 racks.)
          -  24 Black output cables.
          -  24 Red output cables.

    3.2.  Install KIV-19 racks into ruggedized cases, 2 racks per each case.

    3.3.  Install KIV-19 COMSEC devices into the racks.

    3.4. Procure and install 6 rack mountable power strips into ruggedized cases.

    3.5. Procure and install 24 Red output and 24 Black output cables, per system configuration.

    3.6. Procure and install 12 "IU" blank panels into ruggedized cases, 2 per case.

N65236-99-A-7920/E002                                                PAGE 4 OF 4

4. TESTING: SPAWARSYSCEN CHASN-JOTC and JCSE J-5A will be responsible for operational testing of systems prior to acceptance.

5. LOGISTICS SUPPORT: N/A

6. GOVERNMENT FURNISHED EQUIPMENT (GFE): JCSE will provide the following items:

     1.  24 KIV-19 COMSEC Devices

     2.  12 Dual KIV-19 racks w/power supplies

SPAWARSYSCEN CHASN-JOTC will procure the remainder of the equipment as listed above in Para 3.1.

9. DELIVERY: The target completion date is September 99. The actual completion date is dependent on the arrival of all GFE to JCSE. SPAWARSYSCEN CHASN-JOTC is not responsible for the procurement and delivery or delay of procurement and delivery of GFE.

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
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                            Form Approved OMB              PAGE 1 OF 4
                       ORDER FOR SUPPLIES OR SERVICES                       No. 0704-0187                  ---------------------
                                                                            Expires Jun 30, 1997          5. CERTIFIED FOR
                                                                                                             NATIONAL DEFENSE
 ---------------------------------------------------------------------------------------------------------------------------------
 Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services,
 Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to
 the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.

                               PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                   SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.
 ---------------------------------------------------------------------------------------------------------------------------------
  1. CONTRACT/PURCH ORDER NO.     2. DELIVERY ORDER NO.     3. DATE OF ORDER       4. REQUISITION/PURCH     UNDER DMS REG 1
     GS-35F-4655H                    E001                      1999 JAN. 22           REQUEST NO.           DO
     N65236-99-A-7920                                                                 N65236-9014-9B01
 ---------------------------------------------------------------------------------------------------------------------------------
 6. ISSUED BY               CODE N65236       7. ADMINISTERED BY (If other than 6) CODE                       8. DELIVERY FOB
 SPACE AND NAVAL WARFARE SYSTEMS CENTER                                                                       [X] DEST
 P.O. BOX 190022                                                                   2015-006                   [ ] OTHER
 NORTH CHARLESTON, SC 29419-9022              SAME AS BLOCK 6                                                 (See Schedule if
 POC: NANCY GARTNER CODE: 1113NG                                                                              other)
 EMAIL: gartnern@spawar.navy.mil
 TELEPHONE: (843) 974-5921
 ---------------------------------------------------------------------------------------------------------------------------------
 9. CONTRACTOR             CODE 0HAL7   FACILITY CODE 2015-001                    10. DELIVER TO FOB POINT    11. MARK IF
                        -                          -                              BY 1999 SEP 30                  BUSINESS IS
                                                                                                              [ ] SMALL
 NAME AND                  TELECOMMUNICATION SYSTEMS INC.                         12. DISCOUNT TERMS          [ ] SMALL
 ADDRESS                   275 WEST STREET                                            NET 30                      DISADVANTAGED
                           SUITE 400                                                                          [ ] WOMEN-OWNED
                           ANNAPOLIS, MD 21401                                    13. MAIL INVOICES TO
                        -                          -                              SAME AS BLOCK 19
 ---------------------------------------------------------------------------------------------------------------------------------
 14. SHIP TO                CODE N65236                   15. PAYMENT WILL BE MADE BY  CODE 068688                MARK ALL
     CYPRESS GROUP                                        DFAS-SD OPLOC                                           PACKAGES AND
     5850A WEST CYPRESS STREET                            CODE FPV                                                PAPERS WITH
     TAMPA, FL 33607                                      PO BOX 429100                                           CONTRACT OR
     ATTN: DAVE PIERCE, CODE 34DP                         SAN DIEGO, CA 92142-9100 EFT: T                         ORDER NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 16.      DELIVERY [X]
   TYPE                 This delivery order is issued on another Government agency or in accordance with and subject to terms and
 OF ORDER               conditions of above numbered contract.
 ---------------------------------------------------------------------------------------------------------------------------------
          PURCHASE [ ]  Reference your                furnish the following on terms specified herein.
                        ----------------------------------------------------------------------------------------------------------
                        ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                        PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND
                        AGREES TO PERFORM THE SAME.

 --------------------------------  -------------------------  -------------------------------------------  ----------------------
        NAME OF CONTRACTOR                SIGNATURE                        TYPED NAME AND TITLE                  DATE SIGNED

 [ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
 ---------------------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
 ACR:AA   97X4930.NH3S   000   77777   0   065236   2F 000000   B90149B01AAN                                       $5,104.00
 JOB ORDER: 6B30089TMP (N65236XXPDOVRHD)
 ---------------------------------------------------------------------------------------------------------------------------------
 18.           19.                                              20. QUANTITY             21.         22. UNIT            23.
 ITEM NO.      SCHEDULE OF SUPPLIES/SERVICES                    ORDERED/                 UNIT        PRICE               AMOUNT
                                                                ACCEPTED*
 ---------------------------------------------------------------------------------------------------------------------------------
               MAIL INVOICES TO:
               SPAWAR                                           TATONKA
               CODE 123                                         ACCOUNTING
               PO BOX 190022                                    TAMPA
               N. CHARLESTON, SC 29419-9022
                                                                                                                           NET
 ---------------------------------------------------------------------------------------------------------------------------------
 *If quantity accepted by the Government is same as       24. UNITED STATES OF AMERICA                25. TOTAL  $1,516,713/70
 quantity ordered, indicate by X. If different, enter     /S/ Nancy Gartner                           ----------------------------
 actual quantity accepted below quantity ordered and      BY: NANCY GARTNER                           29.
 encircle.                                                    CONTRACTING/ORDERING OFFICER            DIFFERENCES
 ---------------------------------------------------------------------------------------------------------------------------------
 26. QUANTITY IN COLUMN 20 HAS BEEN
 [ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND  CONFORMS TO THE
                                CONTRACT EXCEPT AS NOTED           27. SHIP. NO.   28. D.O. VOUCHER   30. INITIALS
                                                                   [ ] PARTIAL     NO.
 -------  --------------------------------------------------       [ ] FINAL
 DATE     SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
 ---------------------------------------------------------------------------------------------------------------------------------
 36. I certify this account is correct and proper for payment.     31. PAYMENT
                                                                   [ ] COMPLETE
                                                                   [ ] PARTIAL                        33. AMOUNT VERIFIED
 DATE  SIGNATURE AND TITLE OF CERTIFYING OFFICER                   [ ] FINAL       32. PAID BY            CORRECT FOR
                                                                                                      ----------------------------
                                                                                                      34. CHECK NUMBER
                                                                                                      ----------------------------
                                                                                                      35. BILL OF LADING NO.
 ---------------------------------------------------------------------------------------------------------------------------------
 37. RECEIVED AT    38. RECEIVED BY    39. DATE RECEIVED    40. TOTAL CONTAINERS  41. S/R ACCOUNT     42. S/R VOUCHER NO.
                                                                                      NUMBER
 ---------------------------------------------------------------------------------------------------------------------------------
 DD FORM 1155, JUN 94


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 ---------------------------------------------------------------------------------------------------------------------------------
                                                      REFERENCE NO. OF DOCUMENT BEING CONTINUED               PAGE 2
                         CONTINUATION SHEET
                                                           N65236-99-A-7920/E001
 ---------------------------------------------------------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR
 TELECOMMUNICATION SYSTEMS, INC.
 ---------------------------------------------------------------------------------------------------------------------------------

 THIS IS A FIRM FIXED PRICE ORDER.

 SECTION B - SUPPLIES OR SERVICES AND PRICES

                                                                   UNIT
                                                                   OF         UNIT
 ITEM NO.    SUPPLIES/SERVICES                       QUANTITY      ISSUE      PRICE      AMOUNT

 0001        MATERIAL FOR THE                           1           LOT     $5,104.00   $5,104.00
             IDNX 90 NODE INSTALLATION
             IN ACCORDANCE WITH THE
             ATTACHED STATEMENT OF WORK

N65236-99-A-7920/E001                                                PAGE 3 OF 4

                               STATEMENT OF WORK

              IDNX 90 Node for Joint Communication Support Element

1. SCOPE: Statement of Work (SOW) defines the requirement pertaining to IDNX 90 Node installation in to fixed plant racks.

2. BACKGROUND: Joint Communication Support Element (JCSE) is tasked by Joint Chief of Staff (JCS) to support a deployed JTF and JSOTF headquarters with a maintenance and technical team during both real world and deployment exercises. The JCSE is capable of deploying anywhere in the world within hours of notification and is responsible for providing communications support to Commanders, Joint Task Forces and/or Joint Special Operations Task Forces Headquarters. JCSE is equipped with state of the art equipment and highly specialized personnel giving this unit the capability to maintain a high state of readiness.

3. REQUIREMENTS: SPAWARSYSCEN CHASN-JOTC shall install IDNX 90 Node into three(3) fixed plant racks. This system will be configured and shipped to a forward-deployed site providing JCSE the capability to recover Tactical Transit Case systems in place. SPAWARSYSCEN CHASN-JOTC shall coordinate/perform the following activities with J-5 Branch and Alpha Squadron Tech Control:

     3.1. Install government provided IDNX 90 Node into 19" Fixed Enclosures. This shall include Feature Shelves (4), High-Speed Shelf (1), and Power Distribution Units (2).

     3.2. De-install Digital Trunk Group (DTG) from Transit Case provided by 290th JCSS. This included GM, Patch Panels, SEPs, GPS, and all associated cables. Reinstall above items into 19" fixed enclosures. Included in this installation during de-install and re-install, all Trompeter Jacks will be replaced, to meed modification specifications. Reference: JCSE J-5 Directive, for modification of Trompeter Jacks in patch panels on TCTC systems.

     3.3. Procure and Install 24-port CAT5 patch panel in the 19" fixed enclosure. This will be for breakout of MRVCs.

     3.4. Procure and Install 19" black, ventilated racks into the 19" fixed enclosure. Install government provided

N65236-99-A-7920/E001                                                PAGE 4 OF 4

          PAIRGAINs on to the racks. This includes government provided associated cabling.

    3.5. Install government provided MRVC cards and racks into 19" fixed enclosure. This includes government provided associated cabling.

    3.6. De-install government provided HNF-81-1/Pulse Engineering Crypto Racks from existing JCSE systems and Re-install into 19" fixed enclosures. This includes all government provided associated cabling.

    3.7. De-install government provided FCC-100 from existing JCSE systems and Re-install into 19" fixed enclosures. This includes all government provided associated cabling.

    3.8. Install government provided Cisco 7500 series router into 19" fixed enclosures. This includes all government provided associated cabling.

    3.9.  Install government provided UPS into 19" fixed enclosures.

4. TESTING: SPAWARSYSCEN CHASN-JOTC and JCSE Alpha Squadron Tech Control will be responsible for testing/inspection of IDNX 90 Node for operational readiness.

5.  LOGISTICS SUPPORT: N/A

6. GOVERNMENT FURNISHED EQUIPMENT (GFE): JCSE will provide all IDNX 90 Node equipment. With the exception of the following equipment:

    1. DB25 Male to DB25 Male, pinned straight through, overall shield. Quantity - 125

    2.    19" Rackmount Shelves, Black, Ventilated (for Pairgains). Quantity - 4

    3.    24-port CAT5 patch panel (for MRVC breakout). Quantity - 1

    4.    DB25 Fem to Fem Gender Changers. Quantity - 10

This equipment will be procured by SPAWARSYSCEN CHASN-JOTC.

9. DELIVERY: The target completion date is 12 Jan 99. The actual completion date is dependent on the arrival of all GFE to JCSE. SPAWARSYSCEN CHASN-JOTC is not responsible for the procurement and delivery or delay of procurement and delivery of GFE.